UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/17

Item 1. Reports to Stockholders.

Management Discussion of Fund Performance

Statements of Assets and Liabilities
Page 21

Statements of Operations
Page 25

Statements of Changes in Net Assets
Page 29

Schedules of Portfolio Investments
Page 37

Notes to Financial Statements
Page 72

Financial Highlights
Page 84

Report of Independent Registered Public Accounting Firm
Page 104

Additional Fund Information
Page 105

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Cavanal Hill Money Market Funds

Investment Risks
You could lose money by investing in the Funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Market Conditions

The U.S. economy continued to expand at a modest pace and global economic data improved throughout the 12-month period. Higher U.S. gross domestic product (GDP)1 growth in the third quarter of 2016—at 2.8% annualized growth it was the strongest quarterly gain in two years—helped persuade the Federal Reserve (the Fed) to continue its efforts to normalize short-term interest rates, which had begun with a quarter-point rate increase in December 2015 after remaining at 0.00%-0.25% since the 2008 financial crisis.

The surprise election of Donald Trump as U.S. president in November 2016 also changed market expectations of the U.S. economy’s growth and the potential need for more aggressive rate hikes to possibly counter inflationary pressures. Labor market data has also been supportive of further central bank monetary policy tightening or normalization, with monthly nonfarm payrolls increasing an average 175,000 per month, and the unemployment rate falling from 4.9% to 4.4% during the 12-month period.

With inflation and GDP growth both averaging approximately 2% annually, the conditions appear to support ongoing steady Fed rate hikes. Accordingly, and as expected, the Fed followed up its quarter-point December 2016 rate hike with further quarter-point increases in March and June 2017. All told, the federal funds rate rose steadily from 0.25%-0.50% to 1.00%-1.25% in three quarterly increases during the period ended August 31, 2017.

Also affecting the money market industry this fiscal year was the implementation of the final round of Security Exchange Commission (SEC) reforms, which led to a sizable number of money market funds converting from prime funds to government funds by the deadline of October 14, 2016.

The new SEC regulations distinguish between non-government money market funds and government money market funds. Non-government funds, which include prime and tax-exempt money market funds, must maintain a floating net asset value (NAV) and may impose liquidity fees and redemption restrictions in times of severe redemption stress. Government money market funds are not required to impose liquidity fees or redemption restrictions and may continue striving for a stable $1 NAV. To avoid these changes, many fund managers have converted their prime funds to government money market funds or closed their non-government money market funds.

Upon the recommendation of the Fund’s investment advisor, Cavanal Hill liquidated and closed the Tax Free Money Market Fund on October 24, 2016.

Throughout the period, the Federal Reserve Open Market Committee’s (FOMC’s) outlook and policies were of critical impact in the cash markets. The classic money market fund value proposition is “safety, liquidity, and yield.” The major challenge and opportunity of the period was to maintain an appropriate balance among the three variables.

The Cavanal Hill U.S. Treasury Fund and the Cavanal Hill Government Securities Money Market Fund

As we anticipated a good possibility of interest rate increases by the FOMC, both money market funds were positioned for that possibility for much of the period. Floating rate securities, relatively short maturities, and overnight repurchase agreements were helpful in that positioning.*

Relatively short weighted average maturities meant that, after an interest rate increase, maturing securities could quickly be rolled over into higher-yielding securities. We also used floating rate securities, based on one- or three-month LIBOR1 or the three-month Treasury bill, to keep up with rising interest rates.* We believe the FOMC is not finished raising rates, although the timing of the next increase is open to question. We continue to hold overnight repurchase agreements, floating rate securities, and fixed rate securities as we believe to be appropriate.*

Outlook

Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds. We believe investors will likely continue to focus on the Fed and its ongoing efforts to normalize short-term interest rates. We continue to expect a gradual increase in rates. Against this backdrop, we will continue to position our portfolios to reflect our view of the upcoming yield environment. We believe our current maturity positioning provides us the flexibility to act quickly when additional rate hikes become imminent, adjusting each Fund’s weighted average maturity as necessary.*

[1]	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region. London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal
We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities, only within the three highest rating categories at the time of purchase. The Fund normally maintains a dollar-weighted average maturity between three- and ten-years.

For the 12-month period ended August 31, 2017, the Intermediate Tax-Free Bond Fund A Shares (at NAV) returned 0.59%; Investor Shares returned 0.63%, while the Institutional Shares returned 0.89%. The Fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index, returned 0.88%.

The Fund’s underperformance relative to the benchmark primarily was due to our focus on higher-credit quality, as the lower-rated credits significantly outperformed higher-rated credits during the period.

Market Conditions Fund Strategy

The U.S. employment situation was healthy, with average monthly nonfarm payroll gains of 175,000. The unemployment rate dropped from 4.9% to 4.4% during the period. However, economic growth remained tepid as annual real gross domestic product1 growth averaged just over 2% for the fiscal year and inflation remained benign.

The November election surprise had the biggest political impact on the fixed income market in general and the municipal market specifically. Immediately after the presidential election, yields started moving higher and continued to rise for several weeks. November was the worst month for munis in total return since September 2008.

The Federal Reserve (the Fed) maintained its tightening bias, raising overnight rates three times. From a municipal market perspective, this move benefited yields on variable rate demand notes (VRDNs) the most, as the SIMFA Index1 (an average of VRDN rates) reached 0.92% in April, its highest level since December 2008.

Although overseas events typically don’t have much impact on the municipal market, the flight-to-quality trade that occurred during various geopolitical tensions–including concerns over Russia, Syria, and North Korea—caused muni yields to decline in conjunction with the Treasury market.

The best buying opportunity in the municipal market came in the weeks following the November election, as rates rose as much as 75 basis points (0.75%) on some parts of the yield curve. Several factors led to the dramatic sell-off in the muni market; the result of the election certainly came as a surprise to investors and the immediate reaction was to sell muni bonds—and muni bond funds—in anticipation of a Trump administration that would look to lower taxes. In addition to bonds being sold in the secondary market, investors also had the luxury of ample bonds to choose from in the primary market, as 2016 was a record year for issuance.

The year’s main challenges came early in the period when yields on intermediate-maturity bonds were coming off all-time lows. After rates moved dramatically higher in November, they started a gradual descent in mid-March, which presented a challenge for investors in getting cash deployed. This challenge was particularly evident in the five-year part of the yield curve. As the year progressed, investors became concerned about a rising rate environment; yields were driven lower as cash was deployed in the five-year sector, dropping the yield ratio of munis to Treasuries to a level not seen in several years.

Fund Strategy

The Fund maintained a shorter duration than the benchmark, which helped relative performance as rates rose about 40 basis points (0.40%) for the year. This was primarily due to the dramatic rise in rates after the November election. However, the Fund’s focus on higher-credit quality caused the underperformance for the period, as credits on the lower end of the investment-grade spectrum significantly outperformed higher-rated credits.*

The Fund’s securities holdings rated AAA, AA, and A made up 28.5%, 60.3%, and 8.3% of the portfolio, respectively, as of August 31, 2017. Non-rated securities comprised 2.9% of the portfolio.*, **

Outlook

The Fed has maintained its stance to continue to raise rates while reiterating that further rate hikes will be “data dependent.” Although the employment situation warrants continued tightening, the Fed will likely need to see signs of inflation before it resumes raising rates. The yield curve has been flattening as rates on longer-term bonds have been falling, an indication that bond market participants don’t appear to see further hikes at this point.

In addition, muni investors will be paying close attention to federal tax reform discussions. Although early information on the proposed corporate and individual tax cuts doesn’t appear to be detrimental to muni bonds, things can change quickly in politics.

As the fiscal year ended, muni market participants were evaluating the damage done by Hurricane Harvey, worth monitoring given the magnitude of the storm.

The Fund will continue to look for opportunities to purchase muni bonds in the 10-to-12-year maturity range. The supply/demand dynamic is an important driver in the muni market. Supply has been robust this year, but the demand has rebounded quite strongly in 2017 following the outflows from bond funds in November. However, rising rates could cause investors to become nervous and lead to outflows from bond funds. In our opinion, a subsequent market sell-off may potentially enable the Fund to lock in attractive yields. Additionally, an opportunity could arise if negative headlines surrounding a high-profile credit cause muni spreads to widen.*

[1]	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region. Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rate demand notes from MMDs extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

* The composition of the Fund’s portfolio is subject to change.

** The credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a rating from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s nor S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Index Description

The performance of the Intermediate Tax-Free Bond Fund is measured against the Bloomberg Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.59%	1.55%	3.46%
A Shares (with 2.00% load)[1]	-1.42%	1.14%	3.26%
Investor Shares[1]	0.63%	1.44%	3.40%
Institutional Shares[1]	0.89%	1.71%	3.67%
Bloomberg Barclays U.S. Municipal Bond Index	0.88%	3.23%	4.73%
Lipper Intermediate Municipal Debt Funds Average[2]	0.53%	2.26%	3.63%

Expense Ratio
Gross
A Shares	0.83%
Investor Shares	0.98%
Institutional Shares	0.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Limited Duration Fund (formerly named Short-Term Income Fund)

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the 12-month period ended August 31, 2017, the Limited Duration Fund A Shares (at NAV) returned 1.43%; Investor Shares returned 1.37%, while the Institutional Shares returned 1.68%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index posted a total return of 0.93%.

The Fund’s lack of credit exposure detracted from its relative performance. Additionally, a high exposure to agency mortgage-backed securities, an underperforming sector, hurt returns during the period.

Market Conditions

U.S. economic activity was solid but slow during the year. Commodity price inflation remained subdued, with prices rising at roughly the Federal Reserve’s (the Fed) 2% annual target, tamping down expectations for further rate hikes. Market volatility remained low, which resulted in tighter credit spreads across all fixed income products. The Fed raised the target federal funds rate three times during the fiscal year, and set out a road map for reducing the size of its balance sheet.

Stronger economic growth overseas has supported risk-taking in the U.S. fixed-income market. While rates are substantially higher than 12 months ago, virtually the entire rise came the week after the U.S. presidential election, when the 10-year Treasury note rose sharply on rising expectations for greater growth rates and inflation. Since March, rates have steadily dropped, as market participants increasingly doubt that much of the new administration’s agenda, specifically tax reform, will meaningfully boost growth.

Key opportunities included shorter-duration bonds during the first half of the fiscal year, followed by longer duration after that. In addition, for the past 12 months, lower-credit-quality correlated with higher returns. This was likely due, in part, to the near-record low volatility of the past year after starting with very low credit spreads, which tightened relentlessly, and are now approaching record-low spread levels.

One of the biggest challenges this past year was navigating political surprises. After equity markets sold off, and fixed income yields fell, on the initial news of a Trump victory, this all reversed quickly, with equities rebounding and bond prices significantly lower. A more constant challenge during the year was finding securities with sufficient extra yield to match the additional risk being taken. The low excess return available on most non-government securities has shrunk to near-record low levels due to investors chasing yield, foreign demand, and low volatility.

Fund Strategy

The Fund’s name was changed from Short-Term Income Fund to Limited Duration Fund partway through the period. We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities. We continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We maintained a “barbell” maturity structure, focusing on the 6-month and 10-year area.*

Early on, our primary focus was to continue to maintain a high-grade portfolio with an expectation of a re-pricing of risk. However, that didn’t happen to any significant degree during the year. Later in the period, we added some minor credit risk to the portfolio through very high-quality corporate names and some taxable municipal bonds. In anticipation of the Fed unwinding its balance sheet, we also started reducing exposure to agency MBS.*

A lack of credit exposure was the largest detractor from relative performance. Treasuries were the worst performing sector. They had heavily negative returns on longer-duration securities. Agency MBS also underperformed, and the Fund had a high exposure there.*

Conversely, the greatest contributor to the Fund’s performance was the non-agency MBS sector. Corporate bonds and short-duration securities also performed well as corporate spreads tightened enough to produce over 2% returns despite rising yields.*

As of August 31, 2017, 25.7% of the Fund was invested in U.S. Treasury securities, 47.7% in mortgage securities, 2.7% in agency securities, 7.1% in corporates, and 10.5% in asset-backed securities. The Fund’s average maturity was 2.88 years.*

Outlook

Because we see little inflationary pressure, we expect bond yields to stay low. Absent any outside influence, we would expect little volatility from credit markets as well. The economy in the U.S. and overseas continues to look strong, so we would expect credit spreads to remain relatively tight in the near term, though further tightening would be difficult to maintain. Should tax reform fail, we would expect a bit more volatility as well. However, the largest influence may come from the Fed, as it begins to gradually unwind its balance sheet. The major offsets remain the European Central Bank (ECB) and the Bank of Japan, which continue to pursue quantitative easing full force. Should the ECB begin to pull back, overall central bank monetary policy effect on asset prices may wane.

We have added more high-quality credit via corporates and taxable municipals and reduced some of the Treasury exposure. We believe this addresses some of the Fund’s underweight to credit while maintaining liquidity. Additionally, we have neutralized duration, though we have barbelled our Treasury portfolio to reduce risk to moves in the center of the yield curve (3-5 years). We expect further yield curve flattening, which we believe would allow short-duration bonds to quickly capture any upward moves in yields.*

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Limited Duration Fund

Index Description

The performance of the Limited Duration Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	1.43%	1.37%	2.11%
A Shares (with 2.00% load)[1]	-0.64%	0.97%	1.90%
Investor Shares[1]	1.37%	1.32%	2.09%
Institutional Shares[1]	1.68%	1.58%	2.36%
BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	0.93%	1.35%	2.87%
Lipper Short Investment Grade Debt Funds Average[2]	1.69%	1.24%	2.25%

Expense Ratio
Gross
A Shares	0.74%
Investor Shares	0.89%
Institutional Shares	0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Moderate Duration Fund (formerly named Intermediate Bond Fund)

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the fund maintaining a dollar-weighted average duration of no longer than 5 years.

For the 12-month period ended August 31, 2017, the Moderate Duration Fund A Shares (at NAV) returned 0.92%; Investor Shares returned 0.69%, while the Institutional Shares returned 0.99%. The Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 0.81%.

The Fund’s lack of credit exposure detracted from its relative performance. Additionally, a high exposure to agency mortgage-backed securities, an underperforming sector, hurt returns during the period.*

Market Conditions

U.S. economic activity was solid but slow during the year. Inflation remained subdued, tamping down expectations for further rate hikes. Market volatility remained low; generally resulting in tighter credit spreads. The Federal Reserve (the Fed) raised the target federal funds rate three times, and set out a road map for reducing the size of its balance sheet.

Stronger economic growth overseas has supported risk-taking in the U.S. fixed-income market. While rates are substantially higher than 12 months ago, virtually the entire rise came the week after the U.S. presidential election, when the 10-year Treasury note rose sharply on rising expectations for greater growth rates and inflation. Since March, rates have steadily dropped, as market participants increasingly doubt that much of the new administration’s agenda, specifically tax reform, will meaningfully boost growth.

Key opportunities included shorter-duration bonds during the first half of the fiscal year, followed by longer duration after that. In addition, for the past 12 months, lower-credit-quality correlated with higher returns. This was likely due, in part, to the unusually low (near record) volatility experienced in the past year. However, it was also in spite of very low credit spreads to start with. Credit spreads continued to tighten relentlessly through most of the year, and are now approaching record low spread levels.

One of the biggest challenges this past year was navigating political surprises. After equity markets sold off, and fixed income yields fell, on the initial news of a Trump victory, this all reversed quickly, with equities rebounding and bond prices significantly lower. A more constant challenge during the year was finding securities with sufficient extra yield to match the additional risk being taken. The low excess return available on most non-government securities has shrunk to near-record low levels due to investors chasing yield, foreign demand, and low volatility.

Fund Strategy

The Fund’s name was changed from Intermediate Bond Fund to Moderate Duration Fund partway through the period. We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities. We continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We maintained a “barbell” maturity structure, focusing on the 6-month and 10-year area.*

Early on, our primary focus was to continue to maintain a high-grade portfolio with an expectation of a re-pricing of risk. However, that didn’t happen to any significant effect during the year. Later in the period, we added some minor credit risk to the portfolio through very high-quality corporate names and some taxable municipal bonds. We also partially barbelled the portfolio, with exposure on the short- and long-end, to reduce exposure to the 3 to 5-year portion of the yield curve, which we believed would be most negatively affected by rising rates. In anticipation of the Fed unwinding its balance sheet, we also started reducing exposure to agency MBS.*

A lack of credit exposure was the largest detractor from relative performance. Treasuries were the worst performing sector. They had heavily negative returns on longer-duration securities. Agency MBS also underperformed, and we had a high exposure there.*

Conversely, the greatest contributor to the Fund’s performance was the non-agency MBS sector. Corporate bonds and short-duration securities also performed well as corporate spreads tightened enough to produce over 2% returns despite rising yields.*

As of August 31, 2017, 33.4% of the Fund was invested in U.S. Treasury securities, 42.4% in mortgage securities, 7.1% in agency securities, 9.2% in corporates, and 3.4% in asset-backed securities. The Fund’s average maturity was 4.25 years.*

Outlook

Because we see little inflationary pressure, we expect bond yields to stay low. Absent any outside influence, we would expect little volatility from credit markets as well. The economy in the U.S. and overseas continues to look strong, so we would expect credit spreads to remain relatively tight in the near term, though further tightening would be difficult to maintain. Should tax reform fail, we would expect a bit more volatility as well. However, the largest influence may come from the Fed, as it begins to gradually unwind its balance sheet. The major offsets remain the European Central Bank (ECB) and the Bank of Japan, which continue to pursue quantitative easing full force. Should the ECB begin to pull back, overall central bank monetary policy effect on asset prices may wane.

We have added more high-quality credit via corporates and taxable municipals and reduced some of the Treasury exposure. We believe this addresses some of the Fund’s underweight to credit while maintaining liquidity. Additionally, we have neutralized duration, though we have barbelled our Treasury portfolio to reduce risk to moves in the center of the yield curve (3-5 years). We expect further yield curve flattening, which we believe could potentially allow short-duration bonds to quickly capture moves in yields.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Moderate Duration Fund

Index description

The performance of the Moderate Duration Fund is measured against the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment risks

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.92%	2.67%	3.55%
A Shares (with 2.00% load)[1]	-1.13%	2.26%	3.34%
Investor Shares[1]	0.69%	2.63%	3.53%
Institutional Shares[1]	0.99%	2.90%	3.80%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.81%	1.88%	3.95%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	1.32%	1.44%	3.20%

Expense Ratio
Gross
A Shares	0.84%
Investor Shares	0.99%
Institutional Shares	0.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the fund maintaining a dollar-weighted average maturity of three years or more, and generally no longer than ten years.

For the 12-month period ended August 31, 2017, the Bond Fund A Shares (at NAV) returned -0.45%; the Investor Shares returned -0.57%; and the Institutional Shares returned -0.41%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, showed a total return of 0.49%.

The Fund maintained a high-quality portfolio during the year. However, a high exposure to agency mortgage-backed securities, an underperforming sector, hurt returns during the period.*

Market Conditions

U.S. economic activity was solid but slow during the year. Commodity price inflation remained subdued, with prices rising at roughly the Federal Reserve’s (the Fed) 2% annual target, tamping down expectations for further rate hikes. Market volatility remained low, which resulted in tighter credit spreads across all fixed income products. The Fed raised the target federal funds rate three times during the fiscal year, and set out a road map for reducing the size of its balance sheet.

Stronger economic growth overseas has supported risk-taking in the U.S. fixed-income market. While rates are substantially higher than 12 months ago, virtually the entire rise can be attributed to the week after the U.S. presidential election, when the 10-year Treasury note rose sharply on rising expectations for greater growth rates and inflation. Since March, rates have steadily dropped, as market participants increasingly doubt that much of the new administration’s agenda, and specifically tax reform, will meaningfully boost growth.

Key opportunities included shorter-duration bonds during the first half of the fiscal year, followed by longer duration after that. In addition, for the past 12 months, lower-credit-quality correlated with higher returns. This was likely due to the near-record low volatility of the past year after starting with very low credit spreads, which tightened relentlessly, and are now approaching record-low spread levels.

One of the biggest challenges this past year was navigating political surprise. After equity markets sold off, and fixed income yields fell, on the initial news of a Trump victory, this all reversed quickly, with equities rebounding and bond prices significantly lower. A more constant challenge during the year was finding securities with sufficient extra yield to match the additional risk being taken. The low excess return available on most non-government securities has shrunk to near-record low levels due to investors chasing yield, foreign demand, and low volatility.

Fund Strategy

We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities. We continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We maintained a “barbell” maturity structure, focusing on the 6 month and 10 year areas of the yield curve.*

Early on, our primary focus was to continue to maintain a high-grade portfolio with an expectation of a re-pricing of risk. However, that didn’t happen to any significant effect during the year. Later in the period, we added some minor credit risk to the portfolio through very high-quality corporate names and some taxable municipal bonds. We also partially barbelled the portfolio, with exposure on the short- and long-end, to reduce exposure to the 3 to 5-year portion of the yield curve, which we believed would be most negatively affected by rising rates. In anticipation of the Fed unwinding its balance sheet, we also started reducing exposure to agency MBS.*

A lack of credit exposure was the largest detractor from relative performance. Treasuries were the worst performing sector. They had heavily negative returns on longer-duration securities and we were overweighted to the longer end of the market when rates spiked in November 2016. Agency MBS also underperformed, and the Fund had a high exposure there.*

Conversely, the greatest contributor to the Fund’s performance was the non-agency MBS sector. Corporate bonds and short-duration securities also performed well as corporate spreads tightened enough to produce over 2% returns despite rising yields.*

As of August 31, 2017, 38.7% of the Fund was invested in U.S. Treasury securities, 35.5% in mortgage securities, 8.7% in agency securities, 7.6% in municipal bonds, 6.4% in corporates, and 0.5% in asset-backed securities. The Fund’s average maturity was 7.57 years.*

Outlook

Because we see little inflationary pressure, we expect bond yields to stay low. Absent any outside influence, we would expect little volatility from credit markets as well. However, the largest influence may come from the Fed, as it begins to gradually unwind its balance sheet. The economy in the U.S. and overseas continues to look strong, so we would expect credit spreads to remain relatively tight in the near term, though further tightening would be difficult to maintain. Should tax reform fail, we would expect a bit more volatility as well. The major offsets remain the European Central Bank (ECB) and the Bank of Japan, which continue to pursue quantitative easing full force. Should the ECB begin to pull back, overall central bank monetary tightening may have more of an effect.

We have added more high-quality credit via corporates and taxable municipals and reduced some of the Treasury exposure. We believe this addresses some of the Fund’s underweight to credit while maintaining liquidity. Additionally, we have neutralized duration; though we have barbelled our Treasury portfolio to reduce risk to moves in the center of the yield curve (3-5 years). We expect further yield curve flattening, which we believe could potentially allow short-duration bonds to quickly capture any upward moves in yields.*

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description

The performance of the Bond Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	-0.45%	2.02%	3.74%
A Shares (with 2.00% load)[1]	-2.46%	1.62%	3.53%
Investor Shares[1]	-0.57%	2.01%	3.74%
Institutional Shares[1]	-0.41%	2.24%	3.98%
Bloomberg Barclays U.S. Aggregate Bond Index	0.49%	2.19%	4.40%
Lipper Core Bond Funds Average[2]	0.88%	2.17%	4.11%

Expense Ratio
Gross
A Shares	0.76%
Investor Shares	0.91%
Institutional Shares	0.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Active Core Fund

Fund Goal
We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to attempt to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2017, the Active Core Fund A Shares (at NAV) posted a total return of 7.20%; the C Shares returned 6.32%; the Investor Shares returned 7.24%, and the Institutional Shares returned 7.50%. The Fund’s benchmarks, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 16.16% and 0.49%, respectively.

Market Conditions

Global economic growth remained subdued during the past year, despite massive amounts of stimulus, while inflation remained tame throughout the developed world. U.S. employment remained tight, with the unemployment rate falling to 4.4% in August 2017. Continued low, volatile oil prices contributed to an environment in which global central banks felt the need to remain accommodative although the U.S. Federal Reserve (the Fed) raised rates three times in the past 12 months, signaling a gradual shift toward normalization.

The surprise election of Donald Trump boosted U.S. equity markets as investors began pricing in a lower regulatory burden for U.S. companies as well as a potential tax cut. However, as investors watched an unsettled White House and Congress, much of that enthusiasm faded. While investors drove U.S. stocks higher from January to August 2017, gains were inconsistent, as large-cap growth stocks led the charge and value stocks lagged dramatically. Overall, for the 12 months ended August 2017, the U.S. stock market returned 16.23% as measured by the S&P 500 Index1. The bond market overall had very modest returns.

Fixed-income investors continue to seek risk in a market where the major central banks appear to be providing a backstop to equity investors through accommodative monetary policy. As global yields remain low, investors are reaching to high-yield bond sectors as well as equities to meet the need for income, helping to drive equity prices higher as investors search for returns.

Fund Strategy

We maintained a diversified portfolio, continuing to emphasize equities, which made up approximately 47.6% of the Fund’s portfolio at the end of the 12-month period, compared with 52.4% at the end of August 2016. Fixed-income securities represented approximately 40.9% of the portfolio, compared with 41% at the end of August 2016. The rest of the Fund was in cash and mutual funds.*

Within the equity portfolio, we continued to invest in a variety of domestic U.S. and international stocks, including developed and emerging market stocks, all of which posted strong performance overall for the period. Within the U.S. market, large-cap stocks outperformed mid-cap and small-cap stocks, and growth stocks significantly outperformed value stocks. The Russell 3000® Growth Index1 rose 20.47% versus the Russell 3000® Value Index1 gain of only 11.73%.*

We maintained broad style exposure, investing in large- and mid-cap stocks within the core value and growth styles. We also held a modest allocation to non-U.S. stocks.*

Elsewhere, our primary focus within fixed-income securities early on was to continue to maintain a high-grade portfolio with an expectation of a re-pricing of risk. However, that didn’t happen to any significant degree during the year. Later in the period, we added some minor credit risk to the portfolio through high-quality corporate names and some taxable municipal bonds. We also partially barbelled the portfolio, with exposure on the short- and long-end, to reduce exposure to the 3 to 5-year portion of the yield curve, which we believed would be most negatively affected by rising rates. In anticipation of the Fed unwinding its balance sheet, we also started reducing exposure to agency mortgage-backed securities (MBS).*

A lack of credit exposure was the largest detractor from relative performance throughout the fiscal year. Treasuries were the worst performing sector, with heavily negative returns on longer-duration securities and we had too much exposure to the longer end of the market when rates spiked in November 2016. Agency MBS also underperformed, and we had a high exposure to that area of the market.*

Conversely, the greatest contributor to performance within fixed income was the non-agency MBS sector. Corporate bonds and short-duration securities also performed well as corporate spreads tightened enough to produce over 2% returns despite rising yields.*

Outlook

We see positive returns for equities as likely over the coming year. U.S. stock valuations are fairly expensive, but earnings growth has been reaccelerating. U.S. tax reform would also benefit stocks. The multi-year lows in equity volatility and the highly segmented nature of market returns suggest that plenty of risks exist beneath the surface. While defensive areas will probably chug along steadily, volatility could pick up and dispersion between sector, style, and size returns will likely remain elevated. With little current inflationary pressure, we expect bond yields to stay low. The economy in the U.S. and overseas continues to look strong, so we would expect credit spreads to remain relatively tight in the near term. Should tax reform fail, we would expect a bit more volatility. However, a question mark remains over the pace at which the Fed unwinds its balance sheet. The major offsets remain the European Central Bank (ECB) and the Bank of Japan, which continue to pursue quantitative easing full force. Should the ECB begin to pull back, overall central bank monetary policy effect on asset prices may wane.

[1]	S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000 index. Russell 3000 Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings. Russell 3000® Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, included in the index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Active Core Fund

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Because an ETF or mutual fund charges its own fees and expenses, Fund shareholders will indirectly bear these costs.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	7.20%	7.30%	5.08%
A Shares (with 3.50% load)[1]	3.46%	6.53%	4.70%
C Shares[1]	6.32%	6.89%	4.88%
Investor Shares[1]	7.24%	7.38%	5.12%
Institutional Shares[1]	7.50%	7.60%	5.35%
Russell 1000® Index	16.16%	14.37%	7.73%
Bloomberg Barclays U.S. Aggregate Bond Index	0.49%	2.19%	4.40%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	8.97%	7.02%	4.70%

Expense Ratio
Gross
A Shares	1.04%
C Shares	1.94%
Investor Shares	1.19%
Institutional Shares	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 and December 31, 2014 for the A Shares and C Shares, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares and C Shares of the Fund been offered for periods before May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Mid Cap Core Equity Fund

Fund Goal

We seek to provide total return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of Mid Cap U.S. companies. The Fund defines Mid Cap securities as those that are included in the Russell MidCap® Index at the time of purchase.

For the since inception (12/30/16) period ended August 31, 2017, the Mid Cap Core Equity Fund’s A Shares (at NAV) posted a total return of 3.90%; the C Shares returned 2.80%; the Investor Shares returned 3.84% and the Institutional Shares posted a total return of 3.84%. The Fund’s benchmark, the Russell MidCap® Index returned 8.73%.

A major reason for the performance differential came from the timing of the Fund’s initial funding and the delay of a couple of trading days before its assets could be invested, during which the Russell Midcap® Index rose +2.07%. Poor performance from retailers and companies with a value orientation also contributed to the Fund’s relative underperformance.*

Market Conditions

The U.S. economy continues to grow at a modest pace with inflation remaining subdued. While there was much fanfare around the Trump election, little progress has been made in the way of major reform for either the health care or tax system. In this type of slow-growth environment, investors have been drawn to defensive segments of the equity market that display some growth potential. Large-cap technology stocks have been a major beneficiary. Conversely, commodity prices have remained fairly stable. Energy stocks, which haven’t received a tailwind from higher oil prices, continue to lag.

Small-cap value stocks surged at the end of 2016 shortly after Trump’s election. However, the trends have reversed sharply as large-cap growth, particularly the technology and health care sectors, have outperformed by a wide margin in 2017. Financials, energy, and other somewhat more volatile areas have also lagged this year.

Timing the abrupt shift in investment style may have provided an opportunity, but it would have required exceedingly good timing and a sizable amount of turnover to fully exploit.

Investors needed to be very nimble within the equity markets over the past year. Performance has been characterized by large swings in diametrically opposed areas of the markets. Because some of the biggest winners have quickly become the biggest losers and vice versa, it was easy for investors to get caught offside at one point or another.

Saber-rattling out of North Korea and controversy around potential Russian involvement in the U.S. presidential election have dominated recent headlines, but most of the market reaction to these stories has been minimal and it has faded away quickly as U.S. equity market volatility remains contained.

Fund Strategy

The Fund’s investment process is centered on evaluating fundamental factors that, in the past, have shown the ability to identify stocks that subsequently outperform. This process includes appraising each factor’s influence, the correlations between factors, and the implied risk reward tradeoff. This information is combined to create a relative ranking of stocks with the expectation that higher-ranked stocks will outperform lower-ranked stocks.*

Our approach this year has been to be somewhat conservative with a tilt away from the more cyclical areas of energy and financials and a tilt toward technology. From a market cap perspective, we are relatively in line with the benchmark. While our sector allocations added to performance, our search for good value stocks within the consumer discretionary space were met with poor performance from retail and apparel stocks. Performance along most dimensions was roughly in line with the benchmark, but stock selection in the consumer discretionary sector was the big swing factor.*

An underweight to health care and an overweight to consumer staples had the most negative influence from a sector allocation perspective. Individually, consumer-driven stocks were the largest drag on performance. Retailers including Foot Locker, Limited Brands, and Ulta Beauty along with apparel companies such as Ralph Lauren have all seen sizable price decreases as the market factored in growing competition from Amazon. Stock selection in the energy sector was also difficult. The stocks of Marathon Oil, Patterson-UTI Energy, and Murphy Oil were under pressure all year.*

An underweight to energy and an overweight to technology had the most positive influence from a sector allocation perspective. The most significant single-stock performers also came from the technology sector as Lam Research, Take-Two Interactive, and Verisign were consistent performers all year. Likewise, NVR, a real estate construction company, and Marriot International also added to performance.*

Outlook

We believe the macroeconomic backdrop is still in decent shape but concerns include slow growth, a lack of inflation, pending Federal Reserve monetary tightening, and a government that shows no signs of progress on getting major reform done. While the rally at the end of 2016 was largely sentiment driven, that same sentiment may fade if the status quo is unchanged after a year and economic activity slows. In addition, the multi-year lows in equity volatility and the highly segmented nature of market returns suggest that there are still plenty of risks hiding beneath the surface. While defensive areas will probably chug along steadily, investors should be aware that volatility could pick up and that dispersion between sector, style, and size returns will likely remain elevated.

Going forward, we are cautious of equity market risks and are focusing on defensive themes as a way to provide potential downside protection in the event of a market pullback in the coming months.

* The composition of the Fund’s portfolio is subject to change Please refer to the fund’s Schedule of Portfolio Investments for additional information regarding specific holdings.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Mid Cap Core Equity Fund

Index Description

The performance of the Mid Cap Core Equity Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Aggregate Total Return
For the periods ended 8/31/17	6 Months	Since Inception (12/30/16)
A Shares (at NAV)[1]	1.37%	3.90%
A Shares (with 3.50% load) [1]	-2.17%	0.29%
C Shares [1]	0.29%	2.80%
Investor Shares	1.21%	3.84%
Institutional Shares	1.21%	3.84%
Russell MidCap® Index	3.24%	8.73%
Lipper Mid-Cap Core Funds Average[2]	1.61%	6.20%

Expense Ratio
Gross
A Shares	1.19%
C Shares	2.09%
Investor Shares	1.34%
Institutional Shares	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Multi Cap Equity Income Fund (formerly U.S. Large Cap Equity Fund)

Fund Goal

We seek to provide dividend income by investing at least 80% of fund assets in companies that pay a dividend. When making investment decisions, we also consider valuation of the business as well as the ability of the business to generate earnings growth that would support future dividend payments. We invest in companies of all market capitalizations including large, mid, and small.

For the 12-month period ended August 31, 2017, the Multi Cap Equity Income Fund A Shares (at NAV) returned 6.37%; C Shares returned 5.28%; Investor Shares returned 6.32%, and the Institutional Shares returned 6.26%. The Fund’s benchmarks, the Russell 1000® Index1 and the Russell 3000® Value Index1 returned 16.16% and 11.73%, respectively.

Market Conditions

Global economic growth remained subdued during the past year despite massive amounts of stimulus while inflation remained tame throughout the developed world. Continued low inflation contributed to an environment in which global central banks felt the need to remain fairly accommodative although the U.S. Federal Reserve raised rates three times in the past 12 months, signaling a gradual shift toward normalization.

The surprise election of Donald Trump boosted U.S. equity markets as investors began pricing in a lower regulatory burden for U.S. companies as well as a potential tax cut. However, as investors watched an unsettled White House and Congress, much of that enthusiasm faded. Stock market gains were inconsistent, as large-cap growth stocks led the charge and value stocks lagged dramatically.

For the 12 months ended August 2017, the stock market returned 16.23% as measured by the S&P 500 Index1 while the Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.49%. Fixed-income investors continue to seek risk as global yields remain low.

Fund Strategy

On August 10, 2017, shareholders were notified that the Fund was being closed to new shareholders and that the Fund would distribute cash or in-kind pro rata to all shareholders who have not redeemed or exchanged all of their shares on or before the close of business Tuesday, October 10, 2017.

As of August 31, 2017, substantially all of the assets* were invested in money-market funds awaiting the final liquidation and closure of the Fund.

During the fiscal year, the Fund followed two distinct strategies. For the period September 1, 2016 to December 31, 2016, the Fund sought to invest at least 80% of its assets in large-cap U.S. companies with an objective to seek capital growth and, secondarily, income. During this period, the benchmark for the Fund was the Russell 1000® Index. The Fund’s Investor Shares (at NAV) posted a 10.40% total return compared with a return of 3.91% for the Russell 1000® Index over this period.*

Due to the holdings leaning more toward growth, the Fund saw a slight underperformance compared with the benchmark. Value significantly outperformed growth during the last four months of 2016, particularly in the period following the election of Donald Trump in early November. In addition, Fund redemptions negatively impacted performance. As a result, the Fund’s performance lagged that of its benchmark during this time.*

For the period January 1, 2017 to August 31, 2017, the Fund sought to invest at least 80% of its assets in dividend paying equities with an objective to seek dividend income. During this period, the benchmark for the Fund was changed to the Russell 3000® Value Index. The Fund’s Investor Shares (at NAV) posted a 2.86% total return compared with a return of 4.32% for the Russell 3000® Value Index over this period.*

The underperformance was due to stock selection relative to the benchmark. Note that to achieve our objective, we seek companies that pay a dividend. However, the benchmark does not have the same limitation. The Russell 3000® Value Index can invest in both dividend and non-dividend paying stocks. Our decision to hold the assets in money market funds following the disclosure that the Fund was closing also negatively impacted performance relative to this benchmark.*

Outlook

As of August 2017, substantially all of the assets* were invested in money-market funds awaiting the final liquidation and closure of the Fund.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed, and foreign bonds traded in the U.S. Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Russell 3000® Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000® Index with lower price-to-book ratios and lower expected growth rates. S&P 500 Index is regarded as a gauge of the U.S. equities market this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. These indexes are unmanaged and do not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Multi Cap Equity Income Fund

Index Description

The Multi Cap Equity Income Fund is measured against the Russell 1000® Index and the Russell 3000® Value Index. The Russell 1000® Index tracks the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Russell 3000® Value Index is a market-capitalization weighted equity index and included in the index are stocks from the Russell 3000® Index with lower price-to-book ratios and lower expected growth rates. These indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments made in small- and mid-capitalization companies may be more volatile, less liquid due to limited resources or product lines, and more sensitive to economic factors. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	6.37%	9.58%	5.14%
A Shares (with 3.50% load)[1]	2.68%	8.80%	4.77%
C Shares[1]	5.28%	9.09%	4.89%
Investor Shares[1]	6.32%	9.61%	5.14%
Institutional Shares[1]	6.26%	9.78%	5.37%
Russell 1000® Index	16.16%	14.37%	7.73%
Russell 3000® Value Index	11.73%	13.18%	6.00%
Lipper Equity Income Funds Average[2]	10.90%	10.95%	6.13%

Expense Ratio
Gross
A Shares	1.24%
C Shares	2.14%
Investor Shares	1.38%
Institutional Shares	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 and December 31, 2014 for the A Shares and C Shares, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares and C Shares of the Fund been offered for periods before May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/ return profiles and a favorable margin of safety.

For the 12-month period ended August 31, 2017, the Opportunistic Fund’s A Shares (at NAV) returned 15.96%; the C Shares returned 15.08%; the Investor Shares returned 15.99%, and the Institutional Shares returned 16.27%. The Fund’s benchmarks, the S&P 500 Index and the HFRX Equity Hedge Index, posted total returns of 16.23% and 7.60%, respectively.

Market Conditions

Global economic growth remained subdued during the past year despite massive amounts of stimulus while inflation remained tame throughout the developed world. Continued low inflation contributed to an environment in which global central banks felt the need to remain fairly accommodative although the U.S. Federal Reserve raised rates three times in the past 12 months, signaling a gradual shift toward normalization.

The surprise election of Donald Trump boosted U.S. equity markets as investors began pricing in a lower regulatory burden for U.S. companies as well as a potential tax cut. However, as investors watched an unsettled White House and Congress, much of that enthusiasm faded. Large-cap growth stocks led while value stocks lagged dramatically.

For the 12 months ended August 2017, the stock market returned 16.23% as measured by the S&P 500 Index while the Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.49%. Fixed-income investors continue to seek risk, as global yields remain low.

Fund Strategy

We believe attractive investment opportunities often arise from situations in which Wall Street research is lacking. We rely on our bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can result in significant fluctuations of the Fund’s net risk exposure over time.*

We use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may increase cash holdings to lower our net exposure to the market. We track and modulate the Fund’s stock market exposure based on our view of market conditions and the prevalence of attractive investment opportunities. Our net stock market exposure is our investment in equities and equity-like instruments less the effect of hedging instruments. Through this modulation, we attempt to minimize the influence of market corrections on the portfolio and mitigate losses in a declining market. We will reduce our equity exposure should conditions deteriorate.*

The Fund strongly outperformed the HFRX Equity Hedge Index for the one-year period. Security selection became more important for investment performance as stock correlations declined to their lowest levels in years. For most of the year, our strategy was centered upon the effect of the November 2016 U.S. presidential election. Its influence was reflected in a tactical swing in net equity, sector, and individual company exposure as time progressed.*

The Fund favored small- and mid-cap stocks that we believed would benefit from corporate tax reform and the Trump Administration’s pro-growth agenda. Positions in companies that were exposed to increased infrastructure spending performed strongly early in the year. The Fund also had sizable exposure to merger-arbitrage equity holdings. These securities provide portfolio diversification because of their low correlation to equity markets in general.*

The Fund took a positive stance on the attractively valued European banking sector early in 2017 via an ETF to gain exposure to a strengthening regional economy, and add diversification within the banking sector.*

Fund performance was aided by having several holdings that agreed to be acquired, including an outdoor recreation retailer and a semiconductor company. We continue to hold these securities as the deal spreads remain attractive, with each of these deals likely to close.*

A small-cap engineering and construction company also delivered a return of more than 50% since we initiated a position shortly before the U.S. presidential election. This company expects to benefit from a strong upswing in broad infrastructure investment.*

Pressure within the consumer staples sector brought on from new, more intense competition from non-traditional players caused select retail grocery and pharmacy companies to underperform based on proper earnings prospects. We exited these positions upon review.*

Near-term price volatility in the information technology sector also hurt returns. A software company focusing on enterprise cloud applications was hurt by results that did not live up to high expectations. We have sold the position, but continue to evaluate for a re-entry point because of the industry’s long-term growth trend.*

Outlook

The Fund is positioned more conservatively than it has been in recent years. The Fund has increased its holdings in very high-quality corporate debt, and continues to have significant merger arbitrage equity exposure to dampen volatility.

First, we see overall market valuation as relatively high. Second, Washington dysfunction could impede further growth although fiscal policy stimulus by way of federal corporate tax reform could help support higher earnings. Third, volatility remains subdued at a time when the economy appears to be close to full employment, raising inflation risk and therefore potential for higher interest rates.

Because this Fund tends to be tactical in positioning, this outlook is fluid and subject to revision. The Fund is evaluating more “event-driven” (portfolio repositioning, M&A, etc.) ideas and continues to focus on merger arbitrage possibilities for incremental equity exposure.*

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed, and foreign bonds traded in the U.S.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	5 Year	Since Inception (9/1/11)
A Shares (at NAV)[1]	15.96%	7.30%	9.65%
A Shares (with 3.50% load)[1]	11.89%	8.09%	9.01%
C Shares[1]	15.08%	8.39%	9.25%
Investor Shares	15.99%	8.80%	9.60%
Institutional Shares	16.27%	9.17%	9.93%
S&P 500 Index	16.23%	14.34%	15.18%
HFRX Equity Hedge Index	7.60%	3.43%	2.33%
Lipper Absolute Return Funds Average[2]	3.87%	2.48%	2.35%

Expense Ratio
			Gross
A Shares			1.64%
C Shares			2.54%
Investor Shares			1.79%
Institutional Shares			1.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014 for the C Shares. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

The Cavanal Hill World Energy Fund

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The team pursues investment opportunities with attractive risk/return profiles and a favorable margin of safety.

For the 12-month period ended August 31, 2017, the World Energy Fund’s A Shares (at NAV) posted a total return of -5.84%; the C Shares returned -6.59%; the Investor Shares returned -5.87% and the Institutional Shares posted a total return of -5.69%. The Fund’s benchmarks, the S&P 500 Index and the MSCI World Energy Index returned 16.23% and -0.19%, respectively.

The Fund’s underperformance relative to the MSCI World Energy Index was due to being overweight to oil and natural gas exploration companies and oil field service companies as opposed to international integrated oil companies. While the Fund lagged its global benchmark, we outperformed two major U.S. energy stock benchmarks, the large-cap Russell 1000® Energy Index1, which lost 6.91%, and the small-cap Russell 2000® Energy Index1, which fell 18.27%.*

Oil Market Backdrop

The oil market had been oversupplied for more than a year before production cuts by OPEC2 and Russia, which were announced in November 2016 and took affect January 1, 2017. These cuts coincided with a tightening of physical oil markets early in the fiscal year. In a market of roughly 96 million barrels per day, a 1.8 million barrel cut in production appeared significant. However, once the production cuts went into effect, oil supply that had previously been off the market because of civil war and social conflict in Nigeria and Libya began to return to the market. From January 2017 through August, production from these two countries increased by 600,000 barrels per day. Meanwhile, U.S. producers increased drilling using the cash flows from higher oil prices. During the Fund’s fiscal year, the U.S. oil rig count rose from 407 rigs on September 2, 2016, to 759 on August 25, 2017. [Source: https:// ycharts.com/indicators/us_oil_rotary_rigs]. This resulted in a market where inventories have been drawn down more slowly than expected.

As a result of increased production from Libya, Nigeria and the U.S., oil prices have declined since the January 1, 2017 launch of the OPEC and Russian production cuts. The prices of a barrel of West Texas Intermediate (WTI) crude oil, Brent crude, and natural gas are down 12%, nearly 8%, and 18% year-to-date, respectively, despite the production cuts. This has created a negative environment for energy stocks, which closed out fiscal year 2017 on a negative note following a decent fiscal 2016. Energy stocks were the worst-performing sector in the S&P 500 during that time period.

The prices of both Brent and WTI crude oil rose and performed roughly in line with one another until the late August 2017 impact of Hurricane Harvey, which caused a sell-off in WTI versus Brent as U.S. refining was partly offline as the Texas oil refining region recovered from widescale flooding.

Fund Strategy

The Fund has the flexibility to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets according to what we believe are the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

During the year, we continued to add risk back into the portfolio as we believed that oil prices were likely to rise over the 12 months largely because of the production cuts announced by OPEC last November. When those cuts were offset by increased production from elsewhere, that changed the supply/demand dynamic and caused the Fund’s strategy to be less effective.*

The Fund’s best-performing stocks were in alternative energy. We continue to see opportunity in wind and in energy storage. We added to the portfolio a company that mines lithium, a key component in electric vehicle batteries as well as storage devices. Wind remains a focus area of ours as wind energy is becoming competitive with fossil fuel electricity generation in much of the world. We also believe we are beginning to see an inflection in the development of electric vehicles and believe lithium has a substantial role to play in the move from combustion engines to electric vehicles over time.*

Outlook

Oil markets are tightening, though the process has been slower than we expected. We have decreased our weighting to cash and bonds, which now make up less than 10% of the portfolio holdings. We have increased our investment in alternative energy companies (now more than 10% of the Fund’s assets). We are underweight integrated oil companies and overweight midstream oil and gas companies focused primarily in North America. In addition, we are overweight US exploration and production companies with a specific focus on the Permian and the Oklahoma Resource basins.*

We believe oil markets will continue to tighten, and that a year from now, oil prices are likely to be higher than they are today. Our view is constantly being reviewed and may change, but currently we see markets tightening albeit at a rate slower than we had expected. As a result, following an absolutely dismal year of performance in energy equities, we believe energy stocks may provide an opportunity as investors appear to be anticipating unsustainably low oil prices over the mid-to-long term.*

[1]	Russell 1000® Energy and 2000® Energy Indexes are designed to represent the performance of companies within specific sectors of the Russell 1000 and 2000 Indices. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

[2]	Organization of the Petroleum Exporting Countries (“OPEC”) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill World Energy Fund

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries. The interests or “units” of an Master Limited Partnership (MLP) are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/17	1 Year	Since Inception (2/3/14)
A Shares (at NAV)[1]	-5.84%	-4.92%
A Shares (with 3.50% load)[1]	-9.10%	-5.86%
C Shares[1]	-6.59%	-5.62%
Investor Shares	-5.87%	-4.94%
Institutional Shares	-5.69%	-4.67%
S&P 500 Index	16.23%	12.66%
MSCI World Energy Index	0.67%	-3.89%
Lipper Global Natural Resources Funds Average[2]	2.73%	-5.54%

Expense Ratio
		Gross
A Shares		1.30%
C Shares		2.20%
Investor Shares		1.45%
Institutional Shares		1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2017.

The above expense ratios are from the Funds’ prospectus dated December 30, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2017 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities

August 31, 2017

	U.S. Treasury Fund	Government Securities Money Market Fund

Assets:
Investments, at cost	$723,264,433	$914,991,019
Investments, at value	723,264,433	914,991,019
Repurchase agreements, at value/cost	574,599,654	666,777,611
Total Investments	1,297,864,087	1,581,768,630
Cash	225,000	17
Interest and dividends receivable	590,267	453,040
Receivable for capital shares reinvested	90	48,061
Prepaid expenses and other assets	19,016	91,660
Total Assets	1,298,698,460	1,582,361,408

Liabilities:
Distributions payable	487,098	831,521
Accrued expenses and other payables:
Investment advisory fees	56,867	65,699
Administration fees	57,920	66,973
Distribution fees	234,532	72,115
Custodian fees	11,626	13,126
Trustee Fee	14,522	7,182
Fund accounting and compliance fees	32,705	30,966
Transfer agent fees	20,082	20,186
Shareholder servicing fees	249,245	156,068
Other accrued liabilities	174,489	87,613
Total Liabilities	1,339,086	1,351,449
Net Assets	$1,297,359,374	$1,581,009,959

Composition of Net Assets:
Shares of beneficial interest, at par	$12,974	$15,818
Additional paid-in capital	1,297,347,281	1,581,652,526
Accumulated net investment income/(distributions in excess of net investment income)	55	(690)
Accumulated net realized gain/(loss) from investment transactions	(936)	(657,695)
Net Assets	$1,297,359,374	$1,581,009,959

Net Assets:
Administrative Shares	$1,057,227,662	$686,820,840
Service Shares	30,662,380	—
Institutional Shares	209,469,332	181,636,832
Select Shares	—	640,259,877
Premier Shares	—	72,292,410
Total	$1,297,359,374	$1,581,009,959

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	1,057,137,581	687,121,069
Service Shares	30,682,940	—
Institutional Shares	209,539,963	181,790,876
Select Shares	—	640,537,856
Premier Shares	—	72,331,047
Total	1,297,360,484	1,581,780,848

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.000	$1.000
Service Shares	$1.000	$—
Institutional Shares	$1.000	$1.000
Select Shares	$—	$1.000
Premier Shares	$—	$1.000

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2017

	Intermediate Tax-Free	Limited Duration	Moderate
	Bond Fund	Fund	Duration Fund	Bond Fund
Assets:
Investments, at cost	$36,291,120	$97,184,828	$44,812,463	$124,654,057
Investments in affiliates, at cost	1,002,526	3,234,090	1,047,828	3,946,284
Total Investments, at cost	37,293,646	100,418,918	45,860,291	128,600,341
Investments, at value	37,630,921	95,627,828	44,514,946	123,834,794
Investments in affiliates, at value	1,002,526	3,234,090	1,047,828	3,946,284
Total Investments, at value	38,633,447	98,861,918	45,562,774	127,781,078
Cash	—	—	—	213
Interest and dividends receivable	324,493	299,122	138,501	432,884
Receivable for capital shares issued	—	136,186	2,612	1,097
Receivable for capital shares reinvested	22,248	47,025	34,424	63,774
Receivable from fees reimbursed	1,013	—	238	1,167
Prepaid expenses and other assets	21,891	18,605	19,253	19,473
Total Assets	39,003,092	99,362,856	45,757,802	128,299,686

Liabilities:
Distributions payable	72,445	137,997	49,880	195,390
Payable to custodian	—	6,177	—	—
Payable for capital shares redeemed	89,475	135,825	252,200	966,977
Accrued expenses and other payables:
Investment advisory fees	6,607	12,557	7,769	21,721
Administration fees	2,672	6,782	3,155	8,795
Distribution fees	1,740	3,687	2,489	1,692
Custodian fees	331	751	380	1,008
Trustee fees	—	312	65	501
Fund accounting and compliance fees	515	4,554	1,666	4,875
Transfer agent fees	—	6,627	3,104	7,459
Shareholder servicing fees	—	3,558	—	—
Other accrued liabilities	1,383	5,680	1,018	6,381
Total Liabilities	175,168	324,507	321,726	1,214,799
Net Assets	$38,827,924	$99,038,349	$45,436,076	$127,084,887

Composition of Net Assets:
Shares of beneficial interest, at par	$35	$103	$43	$133
Additional paid-in capital	37,483,151	109,969,010	53,962,542	130,090,499
Accumulated net investment income/(distributions in excess of net investment income)	4,884	413,900	8,193	205,680
Accumulated net realized gain/(loss) from investment transactions	53	(9,787,664)	(8,237,185)	(2,392,162)
Net unrealized appreciation (depreciation) on investments	1,339,801	(1,557,000)	(297,517)	(819,263)
Net Assets	$38,827,924	$99,038,349	$45,436,076	$127,084,887

Net Assets:
Investor Shares	$4,801,326	$15,691,489	$10,375,086	$7,304,854
Institutional Shares	30,725,267	82,108,778	34,078,354	119,604,220
A Shares	3,301,331	1,238,082	982,636	175,813
Total	$38,827,924	$99,038,349	$45,436,076	$127,084,887

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	433,945	1,633,442	990,396	764,980
Institutional Shares	2,774,343	8,552,186	3,252,568	12,557,025
A Shares	298,133	128,869	93,787	18,427
Total	3,506,421	10,314,497	4,336,751	13,340,432

Net Asset Value, offering price & redemption price per share:
Investor Shares	$11.06	$9.61	$10.48	$9.55
Institutional Shares	$11.07	$9.60	$10.48	$9.52
A Shares	$11.07	$9.61	$10.48	$9.54
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$11.30	$9.81	$10.69	$9.73

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2017

	Active Core	Mid Cap Core	Multi Cap Equity	Opportunistic
	Fund	Equity Fund	Income Fund	Fund
Assets:
Investments, at cost	$41,406,595	$1,982,561	$—	$38,643,454
Investments in affiliates, at cost	2,197,638	277,391	1,573,532	4,546,775
Total Investments, at cost	43,604,233	2,259,952	1,573,532	43,190,229
Investments, at value	50,733,759	2,017,890	—	40,695,615
Investments in affiliates, at value	2,102,070	277,391	1,573,532	4,546,775
Total Investments, at value	52,835,829	2,295,281	1,573,532	45,242,390
Cash	2,387	320	—	64,172
Deposit with broker for securities sold short	—	—	—	59,871
Interest and dividends receivable	124,230	2,412	4,831	118,634
Receivable for capital shares issued	1,887	—	142	14,050
Receivable for investments sold	34,479	—	—	—
Receivable from advisor	—	—	18,280	—
Receivable from fees reimbursed	1,297	36,178	3,126	—
Prepaid expenses and other assets	21,241	38,201	21,001	25,011
Total Assets	53,021,350	2,372,392	1,620,912	45,524,128

Liabilities:
Payable for investments purchased	12,174	167,168	—	1,297,611
Payable for capital shares redeemed	—	82,880	123,182	3,624
Accrued expenses and other payables:
Investment advisory fees	15,725	—	—	31,421
Administration fees	3,637	131	181	2,983
Distribution fees	1,516	46	402	1,584
Custodian fees	429	16	22	250
Trustee fees	283	11	—	221
Fund accounting and compliance fees	4,162	341	13	1,009
Transfer agent fees	11,417	10,744	—	12,704
Shareholder servicing fees	—	—	—	92
Other accrued liabilities	3,514	967	38	3,024
Total Liabilities	52,857	262,304	123,838	1,354,523
Net Assets	$52,968,493	$2,110,088	$1,497,074	$44,169,605

Composition of Net Assets:
Shares of beneficial interest, at par	$39	$2	$5	$30
Additional paid-in capital	41,700,827	2,081,358	1,521,381	39,767,282
Accumulated net investment income/(distributions in excess of net investment income)	239,607	3,684	10,257	55,604
Accumulated net realized gain/(loss) from investment transactions	1,796,424	(10,285)	(34,569)	2,294,528
Net unrealized appreciation (depreciation) on investments	9,231,596	35,329	—	2,052,161
Net Assets	$52,968,493	$2,110,088	$1,497,074	$44,169,605

Net Assets:
Investor Shares	$5,274,744	$185,186	$1,153,798	$3,008,628
Institutional Shares	46,100,683	1,609,934	205,138	38,266,284
A Shares	1,517,872	61,999	110,583	2,321,433
C Shares	75,194	252,969	27,555	573,260
Total	$52,968,493	$2,110,088	$1,497,074	$44,169,605

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	384,584	17,928	364,600	201,933
Institutional Shares	3,351,547	155,338	62,890	2,542,239
A Shares	111,039	5,966	34,818	155,242
C Shares	5,508	24,607	9,080	39,137
Total	3,852,678	203,839	471,388	2,938,551

Net Asset Value, offering price & redemption price per share:
Investor Shares	$13.72	$10.33	$3.17	$14.90
Institutional Shares	$13.76	$10.36	$3.26	$15.05
A Shares	$13.67	$10.39	$3.18	$14.95
C Shares	$13.65	$10.28	$3.03	$14.65
Maximum Sales Charge:
A Shares	3.50%	3.50%	3.50%	3.50%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$14.17	$10.77	$3.30	$15.49

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded

August 31, 2017

World Energy
Fund
Assets:
Investments, at cost	$44,970,304
Investments in affiliates, at cost	1,169,730
Total Investments, at cost	46,140,034
Investments, at value	46,680,430
Investments in affiliates, at value	1,169,730
Total Investments, at value	47,850,160
Interest and dividends receivable	177,191
Receivable for capital shares issued	116,430
Receivable from fees waived	2,454
Prepaid expenses and other assets	14,046
Total Assets	48,160,281

Liabilities:
Payable for capital shares redeemed	10,026
Accrued expenses and other payables:
Investment advisory fees	24,636
Administration fees	3,323
Distribution fees	8,800
Custodian fees	398
Trustee fees	267
Fund accounting and compliance fees	1,249
Transfer agent fees	14,425
Other accrued liabilities	4,445
Total Liabilities	67,569
Net Assets	$48,092,712

Composition of Net Assets:
Shares of beneficial interest, at par	$60
Additional paid-in capital	63,800,781
Accumulated net investment income/(distributions in excess of net investment income)	—
Accumulated net realized gain/(loss) from investment transactions	(17,418,255)
Net unrealized appreciation (depreciation) on investments	1,710,126
Net Assets	$48,092,712

Net Assets:
Investor Shares	$9,315,925
Institutional Shares	25,809,286
A Shares	6,836,051
C Shares	6,131,450
Total	$48,092,712

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	1,156,324
Institutional Shares	3,196,645
A Shares	848,623
C Shares	766,511
Total	5,968,103

Net Asset Value, offering price & redemption price per share:
Investor Shares	$8.06
Institutional Shares	$8.07
A Shares	$8.06
C Shares	$8.00
Maximum Sales Charge:
A Shares	3.50%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$8.35

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations

Year Ended August 31, 2017

	U.S. Treasury Fund	Government Securities Money Market Fund
Investment Income:
Interest income	$8,059,292	$10,226,787
Dividend income	423,773	508,941
Total income	8,483,065	10,735,728
Expenses:
Investment advisory fees	1,193,849	1,446,086
Administration fees	693,574	847,463
Distribution fees - Administrative Shares	2,813,938	1,950,227
Distribution fees - Service Shares	90,497	—
Distribution fees - Premier Shares	—	325,611
Shareholder servicing fees - Administrative Shares	2,813,938	1,950,227
Shareholder servicing fees - Service Shares	90,497	—
Shareholder servicing fees - Institutional Shares	563,388	682,902
Shareholder servicing fees - Select Shares	—	1,441,321
Shareholder servicing fees - Premier Shares	—	162,806
Fund accounting and compliance fees	319,122	378,755
Transfer agent fees	225,257	254,424
Custodian fees	139,282	169,408
Trustee fees	67,710	67,206
Professional fees	267,957	257,076
Printing fees	59,323	62,877
Registration fees	19,279	159,629
Other expenses	162,924	166,430

Total expenses before fee and expense reductions	9,520,535	10,322,448

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(500,256)	(598,601)
Distribution fees waived - Administrative Shares	(355,377)	(1,014,110)
Distribution fees waived - Service Shares	(54,398)	—
Distribution fees waived - Premier Shares	—	(293,051)
Shareholder servicing fees waived - Administrative Shares	(1,464,875)	(521,172)
Shareholder servicing fees waived - Service Shares	(61,188)	—
Shareholder servicing fees waived - Institutional Shares	(383,102)	(464,372)
Shareholder servicing fees waived - Select Shares	—	(1,441,321)
Shareholder servicing fees waived - Premier Shares	—	(162,806)

Net expenses	6,701,339	5,827,015

Net investment income	1,781,726	4,908,713

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(936)	1,221
Net realized/unrealized gains/(losses) on investments	(936)	1,221
Change in net assets resulting from operations	$1,780,790	$4,909,934

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued

Year Ended August 31, 2017

	Intermediate Tax-Free Bond Fund	Limited Duration Fund	Moderate Duration Fund	Bond Fund
Investment Income:
Interest income	$1,229,209	$1,738,581	$1,023,038	$2,363,035
Dividend income	153	—	—	—
Dividend income from affiliates	5,010	13,639	3,762	17,905
Total income	1,234,372	1,752,220	1,026,800	2,380,940
Expenses:
Investment advisory fees	127,439	316,965	190,450	451,504
Administration fees	31,717	84,996	45,237	110,758
Distribution fees - Investor Shares	11,588	56,606	31,344	21,358
Distribution fees - A Shares	8,299	3,576	4,101	512
Shareholder servicing fees - Investor Shares	11,588	56,606	31,344	21,358
Shareholder servicing fees - Institutional Shares	79,228	205,428	105,919	324,244
Shareholder servicing fees - A Shares	3,320	1,430	1,640	205
Fund accounting and compliance fees	16,254	64,902	39,986	61,735
Transfer agent fees	25,246	54,699	49,081	53,805
Custodian fees	3,912	9,915	5,458	13,245
Trustee fees	1,242	4,119	2,032	5,574
Professional fees	4,853	16,172	7,807	21,651
Printing fees	2,406	7,634	5,822	7,932
Registration fees	52,035	48,029	65,430	44,541
Other expenses	3,870	9,897	5,726	11,600

Total expenses before fee and expense reductions	382,997	940,974	591,377	1,150,022

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(48,392)	(157,834)	(77,503)	(175,207)
Administration fees waived	(245)	(235)	(145)	(596)
Shareholder servicing fees waived - Investor Shares	(11,130)	(42,944)	(26,288)	(19,795)
Shareholder servicing fees waived - Institutional Shares	(78,657)	(203,785)	(105,834)	(324,244)
Shareholder servicing fees waived - A Shares	(1,677)	(1,430)	(1,611)	(205)

Net expenses	242,896	534,746	379,996	629,975

Net investment income	991,476	1,217,474	646,804	1,750,965

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	—	(457,115)	(2,421,943)	(1,017,419)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(734,931)	824,777	1,917,777	(1,681,320)
Net realized/unrealized gains/(losses) on investments	(734,931)	367,662	(504,166)	(2,698,739)
Change in net assets resulting from operations	$256,545	$1,585,136	$142,638	$(947,774)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued

Year Ended August 31, 2017

	Active Core Fund	Mid Cap Core Equity Fund(a)	Multi Cap Equity Income Fund	Opportunistic Fund
Investment Income:
Interest income	$593,539	$—	$—	$163,656
Dividend income	696,548	14,678	118,768	429,597
Dividend income from affiliates	14,195	214	1,005	14,174
Foreign tax withholding	(624)	(2)	(101)	(176)
Total income	1,303,658	14,890	119,672	607,251

Expenses:
Investment advisory fees	282,438	4,999	33,207	344,221
Administration fees	46,370	727	4,588	32,397
Distribution fees - Investor Shares	16,513	65	4,572	6,770
Distribution fees - A Shares	3,771	31	315	5,694
Distribution fees - C Shares	744	7	139	5,130
Shareholder servicing fees - Investor Shares	16,513	65	4,572	6,770
Shareholder servicing fees - Institutional Shares	124,436	2,175	9,415	87,494
Shareholder servicing fees - A Shares	1,508	12	126	2,278
Shareholder servicing fees - C Shares	186	2	35	1,282
Fund accounting and compliance fees	43,903	205	1,933	10,557
Transfer agent fees	45,511	33,713	21,325	58,069
Custodian fees	5,769	91	624	3,521
Trustee fees	2,415	37	138	1,678
Professional fees	9,304	301	572	6,572
Printing fees	3,925	471	3,689	5,490
Registration fees	58,052	41,652	58,985	63,576
Other expenses	6,562	6,365	2,490	4,920

Total expenses before fee and expense reductions	667,920	90,918	146,725	646,419

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(83,255)	(81,138)	(33,980)	(214)
Administration fees waived	(603)	—	(405)	(213)
Shareholder servicing fees waived - Investor Shares	(16,495)	(65)	(4,533)	(5,682)
Shareholder servicing fees waived - Institutional Shares	(124,287)	(2,175)	(9,415)	(86,199)
Shareholder servicing fees waived - A Shares	(1,489)	(12)	(126)	(2,212)
Shareholder servicing fees waived - C Shares	(186)	(2)	(35)	(1,090)

Net expenses	441,605	7,526	98,231	550,809

Net investment income	862,053	7,364	21,441	56,442

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated securities transactions	2,501,843	(10,286)	3,779,882	4,535,292
Net realized gains/(losses) from options	—	—	—	(91,397)
Net realized gains/(losses) from short securities	—	—	—	(19,974)
Change in unrealized appreciation/(depreciation) on affiliated investments	(42,345)	—	—	—
Change in unrealized appreciation/(depreciation) on unaffiliated investments	790,239	35,329	(3,327,085)	1,392,322
Net realized/unrealized gains/(losses) on investments	3,249,737	25,043	452,797	5,816,243
Change in net assets resulting from operations	$4,111,790	$32,407	$474,238	$5,872,685

(a)	For the period December 30, 2016 (commencement of operations) through August 31, 2017.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded

Year Ended August 31, 2017

World Energy Fund
Investment Income:
Interest income	$174,983
Dividend income	1,070,550
Dividend income from affiliates	5,558
Foreign tax withholding	(41,155)
Total income	1,209,936

Expenses:
Investment advisory fees	341,832
Administration fees	43,114
Distribution fees - Investor Shares	27,628
Distribution fees - A Shares	21,263
Distribution fees - C Shares	75,342
Shareholder servicing fees - Investor Shares	27,628
Shareholder servicing fees - Institutional Shares	67,004
Shareholder servicing fees - A Shares	8,505
Shareholder servicing fees - C Shares	18,835
Fund accounting and compliance fees	14,657
Transfer agent fees	64,252
Custodian fees	5,410
Trustees fees	2,260
Professional fees	8,612
Printing fees	9,485
Registration fees	61,874
Other expenses	6,112

Total expenses before fee and expense reductions	803,813

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(18,582)
Administration fees waived	(103)
Shareholder servicing fees waived - Investor Shares	(18,367)
Shareholder servicing fees waived - Institutional Shares	(63,681)
Shareholder servicing fees waived - A Shares	(7,348)
Shareholder servicing fees waived - C Shares	(17,766)

Net expenses	677,966

Net investment income	531,970

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(464,282)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(2,966,407)
Net realized/unrealized gains/(losses) on investments	(3,430,689)
Change in net assets resulting from operations	$(2,898,719)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Government Securities Money Market
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
From Investment Activities:
Operations:
Net investment income	$1,781,726	$162,006	$4,908,713	$455,547
Net realized gains/(losses) from investment transactions	(936)	4,460	1,221	466
Change in net assets resulting from operations	1,780,790	166,466	4,909,934	456,013

Distributions to Shareholders:
From net investment income:
Administrative Shares	(908,553)	(104,500)	(1,000,070)	(100,886)
Service Shares	(79,507)	(2,668)	—	—
Institutional Shares	(793,890)	(54,838)	(870,094)	(347,806)
Select	—	—	(2,762,605)	—
Premier Shares	—	—	(275,952)	(7,046)
Change in net assets from shareholder distributions	(1,781,950)	(162,006)	(4,908,721)	(455,738)
Change in net assets from capital transactions	(278,070,601)	122,998,794	(137,287,852)	188,931,344
Change in net assets	(278,071,761)	123,003,254	(137,286,639)	188,931,619

Net Assets:
Beginning of year	1,575,431,135	1,452,427,881	1,718,296,598	1,529,364,979
End of year	$1,297,359,374	$1,575,431,135	$1,581,009,959	$1,718,296,598
Accumulated net investment income/(distributions in excess of net investment income)	$55	$38	$(690)	$(682)

Capital Transactions*:
Administrative Shares
Issued	2,356,857,505	1,732,862,735	937,654,670	997,853,053
Reinvested	271	28	8,122	641
Redeemed	(2,610,423,968)	(1,721,399,740)	(1,196,380,975)	(995,328,998)
Change in Administrative Shares	(253,566,192)	11,463,023	(258,718,183)	2,524,696
Service Shares
Issued	110,834,165	133,120,754	—	—
Redeemed	(124,951,984)	(131,306,893)	—	—
Change in Service Shares	(14,117,819)	1,813,861	—	—
Institutional Shares
Issued	371,657,463	306,226,132	733,021,642	1,597,414,186
Reinvested	47	—	10,114	1,500
Redeemed	(382,044,100)	(196,504,222)	(1,308,596,731)	(1,423,518,106)
Change in Institutional Shares	(10,386,590)	109,721,910	(575,564,975)	173,897,580
Select Shares(a)
Issued	—	—	1,865,000,335	—
Redeemed	—	—	(1,224,462,479)	—
Change in Select Shares(a)	—	—	640,537,856	—
Premier Shares
Issued	—	—	381,912,490	65,836,087
Reinvested	—	—	265,885	6,925
Redeemed	—	—	(325,720,924)	(53,333,944)
Change in Premier Shares	—	—	56,457,451	12,509,068
Change in shares:	(278,070,601)	122,998,794	(137,287,851)	188,931,344

*	Share transactions are at net asset value of $1.00 per share.

(a)	Class Select Shares commenced operations on September 15, 2016.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Limited Duration Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
From Investment Activities:
Operations:
Net investment income	$991,476	$1,039,420	$1,217,474	$1,507,764
Net realized gains/(losses) from investment transactions	—	23,662	(457,115)	(284,324)
Change in unrealized appreciation/(depreciation) on investments	(734,931)	225,480	824,777	652,314
Change in net assets resulting from operations	256,545	1,288,562	1,585,136	1,875,754

Distributions to Shareholders:
From net investment income:
Investor Shares	(105,336)	(111,418)	(281,203)	(486,254)
Institutional Shares	(802,790)	(875,966)	(1,288,168)	(1,408,997)
A Shares	(74,054)	(52,800)	(18,772)	(46,148)
From net realized gains:
Investor Shares	(2,732)	—	—	—
Institutional Shares	(18,331)	—	—	—
A Shares	(1,901)	—	—	—
Change in net assets from shareholder distributions	(1,005,144)	(1,040,184)	(1,588,143)	(1,941,399)
Change in net assets from capital transactions	(2,364,515)	1,229,577	(28,569,332)	(29,827,074)
Change in net assets	(3,113,114)	1,477,955	(28,572,339)	(29,892,719)

Net Assets:
Beginning of year	41,941,038	40,463,083	127,610,688	157,503,407
End of year	$38,827,924	$41,941,038	$99,038,349	$127,610,688
Accumulated net investment income/(distributions in excess of net investment income)	$4,884	$(4,401)	$413,900	$11,553

Capital Transactions:
Investor Shares
Proceeds from shares issued	$414,793	$527,490	$3,587,397	$8,815,989
Dividends reinvested	65,105	28,397	261,476	449,585
Cost of shares redeemed	(435,648)	(357,873)	(24,961,294)	(16,399,631)
Change in net assets from Investor Shares	44,250	198,014	(21,112,421)	(7,134,057)
Institutional Shares
Proceeds from shares issued	6,169,738	7,653,115	22,032,601	41,119,357
Dividends reinvested	146,439	111,039	309,827	331,917
Cost of shares redeemed	(8,842,796)	(8,058,252)	(29,404,188)	(57,779,297)
Change in net assets from Institutional Shares	(2,526,619)	(294,098)	(7,061,760)	(16,328,023)
A Shares
Proceeds from shares issued	516,922	3,317,533	313,899	2,325,771
Dividends reinvested	48,473	38,600	17,759	41,170
Cost of shares redeemed	(447,541)	(2,030,472)	(726,809)	(8,731,935)
Change in net assets from A Shares	117,854	1,325,661	(395,151)	(6,364,994)
Change in net assets resulting from capital transactions:	$(2,364,515)	$1,229,577	$(28,569,332)	$(29,827,074)

Share Transactions:
Investor Shares
Issued	37,680	46,993	375,201	919,932
Reinvested	5,916	2,526	27,361	46,873
Redeemed	(39,576)	(31,772)	(2,612,137)	(1,710,659)
Change in Investor Shares	4,020	17,747	(2,209,575)	(743,854)
Institutional Shares
Issued	559,868	679,429	2,307,143	4,290,113
Reinvested	13,310	9,869	32,437	34,622
Redeemed	(804,938)	(716,315)	(3,078,540)	(6,028,898)
Change in Institutional Shares	(231,760)	(27,017)	(738,960)	(1,704,163)
A Shares
Issued	46,469	294,129	32,858	242,308
Reinvested	4,400	3,432	1,858	4,290
Redeemed	(40,642)	(179,889)	(76,247)	(909,044)
Change in A Shares	10,227	117,672	(41,531)	(662,446)
Change in shares:	(217,513)	108,402	(2,990,066)	(3,110,463)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Moderate Duration Fund		Bond Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
From Investment Activities:
Operations:
Net investment income	$646,804	$946,946	$1,750,965	$2,653,501
Net realized gains/(losses) from investment transactions	(2,421,943)	457,968	(1,017,419)	656,445
Change in unrealized appreciation/(depreciation) on investments	1,917,777	67,768	(1,681,320)	3,114,392
Change in net assets resulting from operations	142,638	1,472,682	(947,774)	6,424,338

Distributions to Shareholders:
From net investment income:
Investor Shares	(237,695)	(236,631)	(128,953)	(181,405)
Institutional Shares	(919,501)	(506,226)	(2,309,218)	(2,922,326)
A Shares	(31,312)	(321,222)	(2,927)	(39,863)
From net realized gains:
Investor Shares	—	—	(16,097)	—
Institutional Shares	—	—	(246,614)	—
A Shares	—	—	(349)	—
Change in net assets from shareholder distributions	(1,188,508)	(1,064,079)	(2,704,158)	(3,143,594)
Change in net assets from capital transactions	(21,874,606)	5,154,864	(36,479,561)	55,440,622
Change in net assets	(22,920,476)	5,563,467	(40,131,493)	58,721,366

Net Assets:
Beginning of year	68,356,552	62,793,085	167,216,380	108,495,014
End of year	$45,436,076	$68,356,552	$127,084,887	$167,216,380
Accumulated net investment income/(distributions in excess of net investment income)	$8,193	$352,704	$205,680	$(1,514)

Capital Transactions:
Investor Shares
Proceeds from shares issued	$2,975,560	$5,830,927	$1,170,423	$5,670,834
Dividends reinvested	219,162	221,657	141,945	180,929
Cost of shares redeemed	(6,779,150)	(8,996,973)	(5,045,413)	(2,928,878)
Change in net assets from Investor Shares	(3,584,428)	(2,944,389)	(3,733,045)	2,922,885
Institutional Shares
Proceeds from shares issued	6,707,504	31,406,739	20,648,430	78,316,983
Dividends reinvested	590,719	223,018	859,091	690,283
Cost of shares redeemed	(24,484,796)	(8,025,724)	(54,159,936)	(25,649,186)
Change in net assets from Institutional Shares	(17,186,573)	23,604,033	(32,652,415)	53,358,080
A Shares
Proceeds from shares issued	586,694	14,508,041	973	3,576,125
Dividends reinvested	31,670	314,523	2,688	36,133
Cost of shares redeemed	(1,721,969)	(30,327,344)	(97,762)	(4,452,601)
Change in net assets from A Shares	(1,103,605)	(15,504,780)	(94,101)	(840,343)
Change in net assets resulting from capital transactions:	$(21,874,606)	$5,154,864	$(36,479,561)	$55,440,622

Share Transactions:
Investor Shares
Issued	284,081	552,465	123,212	585,875
Reinvested	21,154	21,009	14,991	18,736
Redeemed	(652,794)	(850,856)	(527,644)	(304,466)
Change in Investor Shares	(347,559)	(277,382)	(389,441)	300,145
Institutional Shares
Issued	644,295	2,960,741	2,184,292	8,152,160
Reinvested	56,978	21,124	91,207	71,648
Redeemed	(2,360,989)	(756,904)	(5,691,442)	(2,658,944)
Change in Institutional Shares	(1,659,716)	2,224,961	(3,415,943)	5,564,864
A Shares
Issued	56,053	1,374,489	103	370,346
Reinvested	3,058	29,827	283	3,741
Redeemed	(165,937)	(2,865,456)	(10,407)	(456,453)
Change in A Shares	(106,826)	(1,461,140)	(10,021)	(82,366)
Change in shares:	(2,114,101)	486,439	(3,815,405)	5,782,643

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Active Core Fund		Mid Cap Core Equity Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	For the period Dec. 30, 2016(a) through Aug. 31, 2017
From Investment Activities:
Operations:
Net investment income	$862,053	$1,079,931	$7,364
Net realized gains/(losses) from investment transactions	2,501,843	1,303,769	(10,286)
Change in unrealized appreciation/(depreciation) on investments	747,894	1,542,064	35,329
Change in net assets resulting from operations	4,111,790	3,925,764	32,407

Distributions to Shareholders:
From net investment income:
Investor Shares	(94,396)	(195,158)	(135)
Institutional Shares	(805,480)	(863,778)	(3,545)
A Shares	(20,341)	(10,257)	—
C Shares	(506)	(360)	—
From net realized gains:
Investor Shares	(227,705)	(523,201)	—
Institutional Shares	(1,488,395)	(2,292,126)	—
A Shares	(42,030)	(17,789)	—
C Shares	(1,877)	(1,811)	—
Change in net assets from shareholder distributions	(2,680,730)	(3,904,480)	(3,680)
Change in net assets from capital transactions	(10,917,808)	(2,306,123)	2,081,361
Change in net assets	(9,486,748)	(2,284,839)	2,110,088

Net Assets:
Beginning of year	62,455,241	64,740,080	—
End of year	$52,968,493	$62,455,241	$2,110,088
Accumulated net investment income/(distributions in excess of net investment income)	$202,504	$174,191	$3,684

Capital Transactions:
Investor Shares
Proceeds from shares issued	$388,796	$1,999,595	$187,286
Dividends reinvested	320,429	718,037	135
Cost of shares redeemed	(3,472,143)	(6,269,862)	—
Change in net assets from Investor Shares	(2,762,918)	(3,552,230)	187,421
Institutional Shares
Proceeds from shares issued	1,510,867	6,125,262	1,840,886
Dividends reinvested	2,290,249	3,154,742	2,441
Cost of shares redeemed	(12,046,144)	(8,977,345)	(261,741)
Change in net assets from Institutional Shares	(8,245,028)	302,659	1,581,586
A Shares
Proceeds from shares issued	237,606	1,716,418	64,610
Dividends reinvested	62,321	27,478	—
Cost of shares redeemed	(215,361)	(811,768)	(2,266)
Change in net assets from A Shares	84,566	932,128	62,344
C Shares
Proceeds from shares issued	54,000	31,632	250,010
Dividends reinvested	2,383	2,171	—
Cost of shares redeemed	(50,811)	(22,483)	—
Change in net assets from C Shares	5,572	11,320	250,010
Change in net assets resulting from capital transactions:	$(10,917,808)	$(2,306,123)	$2,081,361

(a) Commencement operations on December 30, 2016.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Active Core Fund		Mid Cap Core Equity Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	For the period Dec. 30, 2016(a) through Aug. 31, 2017
Share Transactions:
Investor Shares
Issued	29,185	152,417	17,915
Reinvested	24,504	55,817	13
Redeemed	(262,299)	(473,882)	—
Change in Investor Shares	(208,610)	(265,648)	17,928
Institutional Shares
Issued	112,610	459,179	180,102
Reinvested	174,375	244,945	236
Redeemed	(898,727)	(683,585)	(25,000)
Change in Institutional Shares	(611,742)	20,539	155,338
A Shares
Issued	17,828	131,612	6,183
Reinvested	4,774	2,139	—
Redeemed	(16,024)	(60,877)	(217)
Change in A Shares	6,578	72,874	5,966
C Shares
Issued	4,036	2,454	24,607
Reinvested	183	170	—
Redeemed	(3,770)	(1,676)	—
Change in C Shares	449	948	24,607
Change in shares:	(813,325)	(171,287)	203,839

(a)   Commencement of operations December 30, 2016.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Multi Cap Equity Income Fund		Opportunistic Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
From Investment Activities:
Operations:
Net investment income	$21,441	$123,364	$56,442	$159,956
Net realized gains/(losses) from investment transactions	3,779,882	3,257,432	4,535,292	(1,758,504)
Net realized gains/(losses) from options	—	—	(91,397)	—
Net realized gains/(losses) from securities sold short	—	—	(19,974)	(219,623)
Change in unrealized appreciation/(depreciation) on investments	(3,327,085)	(3,901,390)	1,392,322	661,939
Change in unrealized (depreciation) on short securities	—	—	—	(25,500)
Change in net assets resulting from operations	474,238	(520,594)	5,872,685	(1,181,732)

Distributions to Shareholders:
From net investment income:
Investor Shares	(9,960)	(9,169)	(2,892)	(1,967)
Institutional Shares	(32,365)	(97,282)	(123,805)	(113,962)
A Shares	(665)	(570)	(1,473)	(7,750)
C Shares	(2)	—	—	—
From net realized gains:
Investor Shares	(1,868,532)	(62,259)	—	(30,918)
Institutional Shares	(3,236,543)	(1,069,435)	—	(868,121)
A Shares	(128,016)	(8,522)	—	(102,493)
C Shares	(21,819)	(339)	—	(7,360)
Change in net assets from shareholder distributions	(5,297,902)	(1,247,576)	(128,170)	(1,132,571)
Change in net assets from capital transactions	(5,570,245)	(20,739,532)	201,203	12,625,974
Change in net assets	(10,393,909)	(22,507,702)	5,945,718	10,311,671

Net Assets:
Beginning of year	11,890,983	34,398,685	38,223,887	27,912,216
End of year	$1,497,074	$11,890,983	$44,169,605	$38,223,887
Accumulated net investment income/(distributions in excess of net investment income)	$10,257	$17,591	$55,604	$38,919

Capital Transactions:
Investor Shares
Proceeds from shares issued	$232,557	$73,225	$580,219	$1,666,344
Dividends reinvested	1,875,638	71,284	2,722	28,746
Cost of shares redeemed	(1,025,361)	(257,461)	(415,129)	(459,216)
Change in net assets from Investor Shares	1,082,834	(112,952)	167,812	1,235,874
Institutional Shares
Proceeds from shares issued	578,014	3,097,808	9,325,728	25,583,669
Dividends reinvested	2,830,871	998,892	45,035	809,187
Cost of shares redeemed	(10,165,213)	(24,649,309)	(9,116,623)	(14,414,348)
Change in net assets from Institutional Shares	(6,756,328)	(20,552,609)	254,140	11,978,508
A Shares
Proceeds from shares issued	50,559	13,053	473,741	3,236,427
Dividends reinvested	128,135	9,089	1,472	108,670
Cost of shares redeemed	(114,404)	(96,452)	(758,816)	(4,207,775)
Change in net assets from A Shares	64,290	(74,310)	(283,603)	(862,678)
C Shares
Proceeds from shares issued	17,138	—	97,372	300,369
Dividends reinvested	21,821	339	—	7,360
Cost of shares redeemed	—	—	(34,518)	(33,459)
Change in net assets from C Shares	38,959	339	62,854	274,270
Change in net assets resulting from capital transactions:	$(5,570,245)	$(20,739,532)	$201,203	$12,625,974

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Multi Cap Equity Income Fund		Opportunistic Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Share Transactions:
Investor Shares
Issued	26,813	5,694	40,014	129,421
Reinvested	436,933	5,420	193	2,159
Redeemed	(236,602)	(19,439)	(28,809)	(35,648)
Change in Investor Shares	227,144	(8,325)	11,398	95,932
Institutional Shares
Issued	43,625	233,505	642,581	1,929,051
Reinvested	486,813	75,526	3,148	60,102
Redeemed	(1,202,226)	(1,966,211)	(648,326)	(1,115,782)
Change in Institutional Shares	(671,788)	(1,657,180)	(2,597)	873,371
A Shares
Issued	4,901	988	32,642	244,680
Reinvested	28,966	692	99	8,139
Redeemed	(11,574)	(7,559)	(53,842)	(324,702)
Change in A Shares	22,293	(5,879)	(21,101)	(71,883)
C Shares
Issued	2,059	—	6,773	23,061
Reinvested	6,271	26	—	555
Redeemed	—	—	(2,394)	(2,519)
Change in C Shares	8,330	26	4,379	21,097
Change in shares:	(414,021)	(1,671,358)	(7,921)	918,517

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	World Energy Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
From Investment Activities:
Operations:
Net investment income	$531,970	$598,574
Net realized gains/(losses) from investment transactions	(464,282)	(7,912,627)
Change in unrealized appreciation/(depreciation) on investments	(2,966,407)	7,238,877
Change in net assets resulting from operations	(2,898,719)	(75,176)

Distributions to Shareholders:
From net investment income:
Investor Shares	(69,752)	(76,079)
Institutional Shares	(237,794)	(297,891)
A Shares	(56,737)	(123,469)
C Shares	(3,929)	(38,925)
From return of capital:
Investor Shares	(16,536)	—
Institutional Shares	(56,375)	—
A Shares	(13,450)	—
C Shares	(931)	—
Change in net assets from shareholder distributions	(455,504)	(536,364)
Change in net assets from capital transactions	(1,313,094)	(1,038,255)
Change in net assets	(4,667,317)	(1,649,795)

Net Assets:
Beginning of year	52,760,029	54,409,824
End of year	$48,092,712	$52,760,029
Accumulated net investment income/(distributions in excess of net investment income)	$127,475	$51,010

Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,785,965	$5,569,136
Dividends reinvested	85,633	74,788
Cost of shares redeemed	(4,049,121)	(2,084,792)
Change in net assets from Investor Shares	(177,523)	3,559,132
Institutional Shares
Proceeds from shares issued	10,010,014	10,412,247
Dividends reinvested	165,710	124,367
Cost of shares redeemed	(8,809,170)	(12,413,136)
Change in net assets from Institutional Shares	1,366,554	(1,876,522)
A Shares
Proceeds from shares issued	1,419,860	4,337,553
Dividends reinvested	68,005	117,775
Cost of shares redeemed	(2,834,177)	(7,595,233)
Change in net assets from A Shares	(1,346,312)	(3,139,905)
C Shares
Proceeds from shares issued	666,914	1,327,076
Dividends reinvested	4,830	37,738
Cost of shares redeemed	(1,827,557)	(945,774)
Change in net assets from C Shares	(1,155,813)	419,040
Change in net assets resulting from capital transactions:	$(1,313,094)	$(1,038,255)

Share Transactions:
Investor Shares
Issued	436,944	673,334
Reinvested	9,538	9,059
Redeemed	(469,065)	(251,485)
Change in Investor Shares	(22,583)	430,908
Institutional Shares
Issued	1,127,071	1,223,538
Reinvested	18,446	15,162
Redeemed	(979,160)	(1,568,515)
Change in Institutional Shares	166,357	(329,815)
A Shares
Issued	156,280	527,207
Reinvested	7,557	14,390
Redeemed	(316,862)	(926,186)
Change in A Shares	(153,025)	(384,589)
C Shares
Issued	74,862	164,847
Reinvested	544	4,611
Redeemed	(210,511)	(114,106)
Change in C Shares	(135,105)	55,352
Change in shares:	(144,356)	(228,144)

CAVANAL HILL FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2017

Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (54.6%)
U.S. Treasury Bills
$60,000,000	0.71%, 9/7/17 (a)	$59,991,700
100,000,000	1.04%, 11/2/17 (a)	99,819,167
160,000,000	1.06%, 12/14/17 (a)	159,505,205
		319,316,072
U.S. Treasury Notes
60,000,000	0.75%, 2/28/18	59,887,966
40,000,000	1.00%, 3/15/18	39,975,968
100,000,000	1.19% (USBMMY3M + 17 bps), 10/31/17	100,023,856
40,000,000	1.20% (USBMMY3M + 17 bps), 7/31/18	40,082,271
110,000,000	1.21% (USBMMY3M + 19 bps), 4/30/18	110,166,406
40,000,000	1.29% (USBMMY3M + 27 bps), 1/31/18	40,045,361
		390,181,828
Total U.S. Treasury Obligations		709,497,900

Repurchase Agreements (44.3%)
49,999,654	Bank of Montreal, 1.01%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $50,001,056, collateralized by various U.S. Treasury Obligations, (0.13% - 3.88%), (1/31/19 - 5/15/47), fair value of $50,999,687)	49,999,654
279,600,000	Credit Agricole CIB, 1.05%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $279,608,155, collateralized by various U.S. Treasury Obligations, (1.50% - 1.63%), (4/30/23 - 8/15/26), fair value of $285,192,038)	279,600,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$10,000,000	Goldman Sachs & Co., 1.00%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $10,000,278, collateralized by U.S. Treasury Obligations, (1.50%), (6/15/20), fair value of $10,200,037)	$10,000,000
125,000,000	Mizuho Securities USA LLC, 1.09%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $125,003,785, collateralized by various U.S. Treasury Obligations, (1.00% - 1.75%), (9/15/17 - 6/30/22), fair value of $127,500,085)	125,000,000
110,000,000	RBC Capital Markets LLC, 1.04%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $110,003,178, collateralized by various U.S. Treasury Obligations, (1.13% - 2.38%), (8/31/20 - 8/15/24), fair value of $112,200,009)	110,000,000
Total Repurchase Agreements		574,599,654

Investment Companies (1.1%)
6,938,132	Goldman Sachs Financial Square Treasury Obligations Fund, 0.88%	6,938,132
6,828,401	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.90%	6,828,401
Total Investment Companies		13,766,533

Total Investments (Cost $1,297,864,087)(b) - 100.0%		1,297,864,087
Liabilities in excess of other assets — 0.0%		(504,713)
Net Assets - 100.0%		$1,297,359,374

(a)	Rate represents the effective yield at purchase.

(b)	Cost and value for federal income tax and financial reporting purposes are the same.

USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements.

CAVANAL HILL FUNDS

Government Securities Money Market Fund

Schedule of Portfolio Investments

August 31, 2017

Principal Amount	Security Description	Amortized Cost

U.S. Government Agency Securities (35.3%)
Federal Farm Credit Bank
$20,000,000	1.10% (US0001M - 13 bps), 9/14/17	$19,999,966
20,000,000	1.34% (US0003M + 5 bps), 6/22/18	20,044,925
		40,044,891
Federal Home Loan Bank
30,000,000	0.93% (US0003M - 39 bps), 1/25/18	30,000,000
30,000,000	0.93% (US0003M - 38 bps), 2/9/18	30,000,663
50,000,000	1.05% (US0001M - 18 bps), 2/9/18	50,001,232
20,000,000	1.06% (US0001M - 17 bps), 11/15/17	20,000,000
40,000,000	1.06% (US0001M - 17 bps), 2/1/18	40,000,000
20,000,000	1.07% (US0001M - 17 bps), 1/26/18	20,000,000
30,000,000	1.09% (US0001M - 14 bps), 4/6/18	30,000,000
50,000,000	1.13%, 1/26/18 (a)	49,767,863
7,800,000	1.30% (US0001M + 7 bps), 12/5/17	7,802,675
21,835,000	1.30% (US0001M + 7 bps), 12/7/17	21,843,470
		299,415,903
Federal Home Loan Mortgage Corp.
100,000,000	1.06%, 11/21/17 (a)	99,759,250
60,000,000	1.12%, 2/16/18 (a)	59,684,998
60,000,000	1.12%, 3/12/18 (a)	59,643,198
		219,087,446
Total U.S. Government Agency Securities		558,548,240

U.S. Treasury Obligations (18.3%)
U.S. Treasury Bills
50,000,000	1.05%, 12/7/17 (a)	49,857,868
100,000,000	1.06%, 12/14/17 (a)	99,682,150
		149,540,018
U.S. Treasury Notes
80,000,000	1.19% (USBMMY3M + 17 bps), 10/31/17	80,017,424
30,000,000	1.20% (USBMMY3M + 17 bps), 7/31/18	30,053,459
30,000,000	1.21% (USBMMY3M + 19 bps), 4/30/18	30,045,908
		140,116,791
Total U.S. Treasury Obligations		289,656,809

Repurchase Agreements (42.2%)
10,077,611	Bank of Montreal, 1.01%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $10,077,894, collateralized by various U.S. Treasury Obligations, (0.00% - 3.38%), (9/07/17 - 2/15/43), fair value of $10,279,206)	10,077,611

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$231,700,000	Credit Agricole CIB, 1.05%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $231,706,758, collateralized by U.S. Treasury Obligations, (1.63%), (4/30/23), fair value of $236,334,050)	$231,700,000
40,000,000	Goldman Sachs & Co., 1.02%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $40,001,133, collateralized by U.S. Treasury Obligations, (1.63%), (12/31/19), fair value of $40,800,086)	40,000,000
75,000,000	Mizuho Securities USA LLC, 1.09%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $75,002,271, collateralized by various U.S. Government Agency Obligations, (1.00% - 6.03%), (9/14/18 - 7/15/37), fair value of $76,500,191)	75,000,000
110,000,000	RBC Capital Markets LLC, 1.05%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $110,003,208, collateralized by various U.S. Government Agency Obligations, (0.00% - 7.25%), (9/06/17 - 8/20/47), fair value of $112,200,018)	110,000,000
200,000,000	Wells Fargo Securities LLC, 1.02%, 9/1/17, (Purchased on 8/31/17, proceeds at maturity $200,005,667, collateralized by various U.S. Government Agency Obligations, (2.90% - 6.00%), (12/20/26 - 5/20/67), fair value of $204,000,000)	200,000,000
Total Repurchase Agreements		666,777,611

Investment Companies (4.2%)
33,260,487	Goldman Sachs Financial Square Treasury Obligations Fund, 0.88%	33,260,487
33,525,483	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.90%	33,525,483
Total Investment Companies		66,785,970

Total Investments (Cost $1,581,768,630)(b) - 100.0%		1,581,768,630
Liabilities in excess of other assets — 0.0%		(758,671)
Net Assets - 100.0%		$1,581,009,959

(a)	Rate represents the effective yield at purchase.

(b)	Cost and value for federal income tax and financial reporting purposes are the same.

US0001M	1 Month US Dollar LIBOR

US0003M	3 Month US Dollar LIBOR

USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Municipal Bonds (96.9%)
Alabama (1.7%)
$580,000	Madison County Alabama, GO, 4.00%, 9/1/24	$667,522
Alaska (1.3%)
500,000	Valdez Alaska Marine Terminal Revenue, Series C, 0.82%, 12/1/29, Continuously Callable @ 100, Insured by: GTY(a)	500,000
Arizona (5.1%)
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Continuously Callable @ 100	769,380
500,000	Gila County Arizona School Unified District #10 Payson, GO, 5.00%, 7/1/26, Continuously Callable @ 100	597,275
500,000	Tucson Arizona Water Revenue, 5.00%, 7/1/25	623,640
		1,990,295
California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,271
Colorado (3.8%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	933,322
500,000	El Paso County Colorado School District #20, GO, 4.00%, 12/15/25, Continuously Callable @ 100, Insured by: State Aid Withholding	576,155
		1,509,477
Georgia (1.0%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Pre-refunded 1/1/19 @100	369,261
Illinois (3.3%)
650,000	Cook County Illinois School District #111 Burbank, GO, 4.00%, 12/1/26, AGM	722,579
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	224,110
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	308,969
		1,255,658
Indiana (1.3%)
500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	507,075
Iowa (2.0%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Continuously Callable @ 100	759,989

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Massachusetts (1.6%)
$550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: NATL-RE	$625,768
Minnesota (2.1%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Pre-refunded 12/1/19 @100	801,172
Missouri (1.4%)
500,000	Jackson County Missouri Reorganized School District #4 Blue Springs, GO, 4.00%, 3/1/28, Continuously Callable @ 100, Insured by: State Aid Withholding	550,625
New Mexico (1.4%)
500,000	Sandoval County New Mexico Gross Receipts Tax Revenue, 4.00%, 6/1/28, Continuously Callable @ 100	560,600
North Carolina (2.0%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Pre-refunded 2/1/19 @100	782,918
Pennsylvania (5.8%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Pre-refunded 5/15/18 @100, Insured by: State Aid Withholding	772,298
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Pre-refunded 2/15/19 @100, Insured by: State Aid Withholding	683,442
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Pre-refunded 5/15/19 @100, Insured by: State Aid Withholding	799,154
		2,254,894
South Carolina (2.1%)
775,000	South Carolina State, GO, Series A66, 4.00%, 4/1/24, Pre-refunded 4/1/19 @100	812,370
Tennessee (3.6%)
525,000	Metro Government of Nashville & Davidson County Tennessee, GO, 4.00%, 7/1/28, Continuously Callable @ 100	604,028
75,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Continuously Callable @ 100	77,969
675,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Pre-refunded 4/1/19 @100	707,427
		1,389,424
Texas (37.1%)
95,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	100,439
205,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Pre-refunded 2/15/19 @100	217,011
610,000	Archer City Texas Independent School District, GO, Series B, 4.00%, 8/15/26, Continuously Callable @ 100, Insured by: PSF-GTD	695,803

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$500,000	City of Arlington Texas, GO, 4.00%, 8/15/28, Continuously Callable @ 100	$564,890
500,000	City of Melissa Texas, GO, 4.00%, 2/15/28, Continuously Callable @ 100, Insured by: BAM	548,370
695,000	City of Royse Texas, GO, 3.50%, 8/15/31, Continuously Callable @ 100	720,409
550,000	Del Valle Texas Independent School District, GO, 4.00%, 6/15/26, Continuously Callable @ 100, Insured by: PSF-GTD	619,729
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	643,025
750,000	Garland Texas Electric Utility System Revenue Refunding, Series B, 5.00%, 3/1/26	917,782
475,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Pre-refunded 11/15/17 @100, AGM	478,843
150,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, AGM	151,194
740,000	Kerr County Texas, Ltd., GO, 4.00%, 2/15/25, Continuously Callable @ 100	837,627
45,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: AGC	45,571
595,000	Kyle Texas, GO, 4.00%, 2/15/22, Pre-refunded 2/15/18 @100, Insured by: AGC	603,425
500,000	Lancaster Texas, GO, 5.00%, 2/15/25	606,310
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Pre-refunded 2/15/19 @100	794,475
500,000	Liberty Hill Texas Independent School District, GO, 5.00%, 8/1/35, Continuously Callable @ 100, Insured by: PSF-GTD	536,025
700,000	Longview Texas Independent School District, GO, 4.00%, 2/15/29, Continuously Callable @ 100, Insured by: PSF-GTD	778,890
590,000	Melissa Texas Independent School District School Building, GO, 4.00%, 8/1/27, Continuously Callable @ 100, Insured by: PSF-GTD	676,972
600,000	San Antonio Texas Water Revenue, 5.00%, 5/15/26, Continuously Callable @ 100	740,232
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Pre-refunded 8/15/18 @100, Insured by: PSF-GTD	519,805
625,000	Waco Texas, GO, 4.00%, 2/1/25, Continuously Callable @ 100	702,963

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Pre-refunded 2/15/18 @100, Insured by: PSF-GTD	$459,711
750,000	Williamson County Texas Pass-Through Toll Bond, GO, 5.00%, 2/15/21, Pre-refunded 2/15/19 @100	794,925
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Pre-refunded 2/15/18 @100	652,326
		14,406,752
Utah (1.9%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Pre-refunded 6/15/18 @100, AGM	722,659
Vermont (1.7%)
600,000	City of Burlington Vermont, GO, Series C, 4.00%, 11/1/28, Insured by: BAM ..	678,372
Virginia (2.0%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Pre-refunded 4/1/19 @100, Insured by: State Aid Withholding	786,165
Washington (11.4%)
65,000	City of Seattle Washington, GO, 5.00%, 5/1/21, Continuously Callable @ 100	69,362
685,000	City of Seattle Washington, GO, 5.00%, 5/1/21, Pre-refunded 5/1/19 @100	731,313
500,000	King County Washington Public Hospital District No.1, GO, Series B, 5.25%, 12/1/37, Pre-refunded 6/1/18 @100	516,290
500,000	King County Washington School District #414 Lake Washington, GO, 4.00%, 12/1/28, Continuously Callable @ 100, Insured by: School Bond Guarantee	563,115
335,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Pre-refunded 1/1/21 @100	377,934
165,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Continuously Callable @ 100	183,742
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%, 12/1/27, Pre-refunded 6/1/18 @100, AGM	515,375
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	756,603
605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	695,387
		4,409,121
West Virginia (1.6%)
500,000	West Virginia State, GO, 5.00%, 11/1/26	628,210
Wisconsin (1.5%)
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Continuously Callable @ 100	582,323
Total Municipal Bonds		37,630,921

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares or Principal Amount	Security Description	Value

Investment in Affiliates (2.6%)
1,002,526	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(b)	$1,002,526
Total Investment in Affiliates		1,002,526

Total Investments (Cost $37,293,646)(c) - 99.5%		$38,633,447
Other assets in excess of liabilities — 0.5%		194,477
Net Assets - 100.0%		$38,827,924

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2017. Rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables. Where applicable, the benchmark and spread on which the rate is calculated is shown parenthetically
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
GTY	Guarantor Agreement
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (10.5%)
$87,850	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33(a)	$87,563
2,257	Bayview Financial Acquisition Trust, Series 2006-A, Class 10A1, 5.70%, 2/28/41*(b)	2,296
13,188	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34*(b)	13,562
297,808	Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M1, 2.98% (LIBOR01M + 175 bps), 5/15/33*	297,416
558	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32*(b)	572
15,239	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 1.45% (US0001M + 22 bps), 1/15/34*	14,310
1,638,613	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.76%, 9/26/33(b)	1,822,722
515,927	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 3.11% (US0001M + 188 bps), 11/25/34*	293,449
825,564	Goal Capital Funding Trust 2007-1, Series 2007-1, Class A3, 1.24% (US0003M + 9 bps), 9/25/28(c)	825,243
593	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	592
735,328	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21*(a)(b)	737,902
106,673	Nations Equipment Finance Funding LLC, Series 2014-1A, Class 10A1, 1.56%, 7/20/18*(a)	106,617
1,544,792	New Century Home Equity Loan Trust, Series 2005-A, Class A4W, 4.66%, 8/25/35*(b)	1,606,515
1,125,566	Raspro Trust, Series 2005-1A, Class 10A1, 1.67% (LIBOR03M + 40 bps), 3/23/24(a)	1,091,799
210,308	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32*	214,137
8,108	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 4.37%, 7/25/33*(b)	8,081
509	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34*(b)	508
19,467	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.89%, 12/25/33*(b)	19,579
209,656	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35*(b)	197,081
1,748,529	Structured Asset Investment Loan, Series 2004-10, Class A4, 2.23% (US0001M + 1 bps), 11/25/34*	1,755,032
1,395,869	Sun Trust Student Loan Trust, Series 2006-1A, Class B, 1.58% (US0003M + 27 bps), 10/28/37(c)	1,286,025
Total Asset Backed Securities		10,381,001

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities† (47.7%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.6%)
$166,308	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 3.28%, 2/25/36*(b)	$146,603
14,485	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 3.87%, 7/25/35*(b)	12,746
32,028	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 2.09% (12MTA + 131 bps), 7/20/35*	25,770
2,618	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 1.33% (US0001M + 10 bps), 10/25/36*	1,990
44,786	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32%, 10/25/33*(b)	44,738
3,379	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34*(b)	3,380
8,820	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36*(b)	8,317
22,041	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 3.03%, 9/25/34*(b)	21,776
153,842	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(b)	154,934
13,978	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 3.11%, 4/21/34*(b)	14,293
35,607	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.82%, 8/25/35*(b)	35,460
85,213	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.81%, 9/25/34*(b)	84,932
36,512	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.36%, 1/25/36*(b)	31,676
		586,615
Alt-A - Fixed Rate Mortgage Backed Securities (1.4%)
21,169	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35*	19,666
36,256	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36*	34,358
3,274	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19*	3,322
31,138	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35*	28,398
30,692	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36*	24,791
30,538	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36*	25,106
30,388	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37*	26,552

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$193,020	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	$134,644
83,685	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34*	86,186
78,438	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36*	67,786
40,266	Master Adjustable Rate Mortgage Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20*	40,697
7,373	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19*	7,391
34,532	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	35,217
5,854	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	6,144
493,258	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	521,713
26,930	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34*	27,426
8,865	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34*	9,491
46,307	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18*	46,325
11,261	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19*	11,293
40,705	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19*	40,222
58,481	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36*	54,732
2,295	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18*	2,307
52,413	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36*	35,309
42,995	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37*	38,021
33,396	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35*	31,827
		1,358,924
Prime Adjustable Rate Mortgage Backed Securities (4.4%)
90,263	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 3.07%, 3/25/35*(b)	87,871
17,698	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 3.64%, 5/25/35(b)	18,022
356,204	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36*(b)	158,413
14,532	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 3.43%, 9/25/33*(b)	14,404

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$16,303	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 3.43%, 2/25/36*(b)	$15,169
11,212	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.45%, 11/20/36*(b)	10,837
9,017	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 3.67%, 6/25/34*(b)	8,981
19,146	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.83% (H15T1Y + 230 bps), 10/25/35*	19,345
12,618	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 3.05%, 9/25/34*(b)	11,929
8,855	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 3.41%, 1/25/35*(b)	9,090
69,590	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 3.55%, 10/25/36*(b)	65,972
51,458	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.26%, 3/25/31*(b)	51,567
24,435	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.12%, 7/25/37*(b)	22,268
31,138	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 3.33%, 8/25/35(b)	31,141
928,828	Coast Savings & Loan Association, Series 1992-1, Class A, 2.56%, 7/25/22(b)	943,757
10,854	Countrywide Home Loans, Series 2003-60, Class 2A1, 3.28%, 2/25/34*(b)	10,715
19,551	Countrywide Home Loans, Series 2003-58, Class 2A2, 3.35%, 2/19/34*(b)	19,684
43,737	Countrywide Home Loans, Series 2004-12, Class 10A1, 3.50%, 8/25/34*(b)	42,716
518	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.73%, 9/25/33*(b)	486
44,135	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 3.26%, 11/25/32*(b)	17,707
61,842	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.59%, 11/25/34*(b)	64,354
35,388	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 3.32%, 7/27/36(a)(b)	35,364
24,721	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.94%, 10/25/35*(b)	23,526
144,174	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 3.48%, 11/19/35*(b)	137,651
46,242	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 4.00%, 7/25/35(a)(b)	46,280
45,717	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.28%, 11/25/35*(b)	45,583

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$69,665	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.52%, 4/25/35*(b)	$69,436
18,172	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 3.58%, 12/19/35*(b)	17,980
127,979	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.66%, 1/19/35*(b)	124,215
1,125,956	Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1, 1.68% (US0001M + 45 bps), 7/25/34*	1,127,822
21,154	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.13%, 8/25/34*(b)	20,842
65,921	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 3.19%, 9/25/36*(b)	64,421
48,303	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 3.42%, 8/25/34*(b)	47,848
60,255	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.51%, 8/25/36*(b)	49,792
40,766	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.53%, 7/25/36*(b)	38,069
8,014	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 3.32%, 7/25/35*(b)	8,141
5,053	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 3.42%, 8/25/36*(b)	4,961
20,120	JPMorgan Re-REMIC, Series 2009-7, Class 10A1, 6.00%, 2/27/37(a)(b)	20,082
2,741	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 3.30%, 2/25/34*(b)	2,744
18,502	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 3.84%, 7/25/34*(b)	18,628
25,879	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 3.11%, 12/25/34*(b)	26,017
44,776	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 3.56%, 8/25/34*(b)	45,573
30,063	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 3.77%, 8/25/34*(b)	29,972
4,105	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 3.25%, 2/25/34*(b)	4,144
55,102	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 3.31%, 6/25/34*(b)	54,493
62,738	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 3.33%, 12/25/34*(b)	60,296
50,343	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 3.42%, 11/25/34*(b)	50,536

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$215,225	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 3.44%, 4/25/34*(b)	$215,035
21,182	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 3.10%, 12/27/35*(b)	20,165
35,984	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 3.33%, 7/25/33*(b)	36,254
14,229	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.81%, 8/20/35*(b)	5,772
19,214	Washington Mutual, Series 2006-AR10, Class 1A2, 2.92%, 9/25/36*(b)	18,155
3,525	Washington Mutual, Series 2006-AR8, Class 1A1, 3.05%, 8/25/46*(b)	3,321
13,620	Washington Mutual, Series 2004-AR3, Class A2, 3.14%, 6/25/34*(b)	13,852
16,621	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 1.65% (US0001M + 42 bps), 7/25/44*	16,315
121,048	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 2.71%, 11/25/36*(b)	115,462
54,020	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 3.12%, 2/25/35*(b)	54,958
12,770	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 3.22%, 7/25/34*(b)	12,976
5,266	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 3.25%, 4/25/36*(b)	5,314
16,482	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 3.35%, 6/25/34*(b)	16,723
9,022	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 3.36%, 6/25/34*(b)	9,269
28,346	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 3.42%, 8/25/33*(b)	29,026
8,189	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 3.60%, 12/25/34*(b)	8,488
		4,379,929
Prime Fixed Mortgage Backed Securities (1.3%)
28,673	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31*	29,274
145,841	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34*	154,123
20,458	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34*	22,113

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$42,672	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19*	$43,032
113,550	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	115,062
72,309	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	73,483
35,458	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33*	38,193
105,914	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32*	52,874
59,396	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32*	64,867
38,620	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36*	31,098
42,834	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33*	42,019
18,020	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20*	18,230
34,080	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35*	28,297
35,793	JPMorgan Re-REMIC, Series 2009-7, Class 10A1, 6.25%, 1/27/37(a)(b)	36,337
18,614	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36*	15,889
15,053	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18*	15,038
6,497	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20*	6,572
187,309	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class 10A1, 5.49%, 9/25/33*(b)	119,372
14,015	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35*	13,277
28,955	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32*	29,738
128,432	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	135,651
83,708	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34*	85,246
5,572	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	5,559
1,766	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18*	1,776
899	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18*	900
132	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18*	132

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$2,155	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18*	$2,162
56,991	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19*	57,412
23,631	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19*	24,077
		1,261,803
U.S. Government Agency Mortgage Backed Securities (40.0%)
681,881	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	646,360
456,607	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	455,609
932,845	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	929,762
1,009,897	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	993,899
698,419	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	688,983
440,768	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	438,274
1,045,082	Fannie Mae, Series 2011-124, Class CP, 2.25%, 12/25/40	1,041,687
696,547	Fannie Mae, Series 2011-126, Class ED, 2.25%, 4/25/40	691,081
296,742	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	295,871
1,855,443	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(b)	1,856,012
528,811	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	531,287
11,176	Fannie Mae, 2.44% (H15T1Y + 187 bps), 12/1/22, Pool #303247	11,479
144,445	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	146,681
974,211	Fannie Mae, Series 2015-22, Class 10A1, 2.50%, 4/25/45	980,468
52,712	Fannie Mae, 2.83% (H15T1Y + 229 bps), 2/1/30, Pool #556998	53,904
8,383	Fannie Mae, 2.85% (H15T1Y + 216 bps), 6/1/32, Pool #725286	8,806
35,681	Fannie Mae, 2.95% (US0012M + 132 bps), 1/1/35, Pool #805386	37,051
266,181	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	272,579
304,937	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	308,119
928,018	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	945,548
1,762,303	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	1,819,019
1,360,544	Fannie Mae, Series 2003-W14, Class 2A, 3.85%, 1/25/43*(b)	1,437,080
1,153,492	Fannie Mae, Series 2003-W16, Class AF5, 4.56%, 11/25/33*(b)	1,186,785
30,488	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32*(b)	32,757

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,191	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	$3,376
7,703	Fannie Mae, Series 2001-W2, Class AF6, 6.59%, 10/25/31*(b)	8,186
16,429	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31*(b)	19,316
164	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	174
655	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	710
4,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	4,507
3,500,000	Freddie Mac, 1.00%, 9/29/17	3,499,653
419,525	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	414,310
1,779,557	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	1,764,106
1,346,071	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(b)	1,340,102
367,908	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	365,978
602,157	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	597,532
1,100,309	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	1,094,808
1,101,958	Freddie Mac, Series 4079, Class WA, 2.00%, 8/15/40	1,103,990
532,146	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	527,406
808,954	Freddie Mac, Series 4486, Class 10A1, 2.00%, 12/15/38	809,472
647,213	Freddie Mac, Series 4486, Class JN, 2.00%, 11/15/24	639,269
1,895,165	Freddie Mac, Series: 4272, Class YG, 2.00%, 11/15/26	1,905,045
141,091	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	142,902
887,800	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	894,911
943,983	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	946,689
877,695	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	887,945
178,338	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	179,821
7,891	Freddie Mac, 2.88% (US0006M + 154 bps), 4/1/36, Pool #1N0148	8,135
115,094	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	116,384
576,316	Freddie Mac, Series 3913, Class 10A1, 3.00%, 9/15/40	582,409
171,803	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	175,228
1,034,212	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	1,063,731
808,248	Freddie Mac, Series T-67, Class 1A1C, 3.15%, 3/25/36*(b)	835,684
1,783,322	Freddie Mac, Series 4320, Class 10A1, 3.50%, 7/15/39	1,857,783

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,450,181	Freddie Mac, Series 4332, Class 10A1, 3.50%, 12/15/43	$1,514,045
30,536	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	32,243
64,164	Freddie Mac, Series 3819, Class JP, 4.00%, 8/15/39	64,273
6,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	6,251
2,308	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21*	2,406
2,105	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21*	2,185
1,695	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21*	1,780
137	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21*	140
1,655	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23*	1,808
1,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26*	1,083
2,881	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	3,172
2,027	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22*	2,232
409,982	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	381,933
20,376	Government National Mortgage Assoc., 2.13% (H15T1Y + 150 bps), 5/20/34, Pool #80916	21,189
3,722	Government National Mortgage Assoc., 2.25% (H15T1Y + 150 bps), 12/20/27, Pool #80141	3,853
6,272	Government National Mortgage Assoc., 2.25% (H15T1Y + 150 bps), 11/20/29, Pool #876947	6,316
4,777	Government National Mortgage Assoc., 2.38% (H15T1Y + 150 bps), 1/20/23, Pool #8123	4,886
5,827	Government National Mortgage Assoc., 2.38% (H15T1Y + 150 bps), 1/20/25, Pool #8580	5,994
3,053	Government National Mortgage Assoc., 2.38% (H15T1Y + 150 bps), 3/20/26, Pool #8832	3,129
4,307	Government National Mortgage Assoc., 2.38% (H15T1Y + 150 bps), 3/20/29, Pool #80263	4,358
915	Government National Mortgage Assoc., 2.50% (H15T1Y + 150 bps), 12/20/18, Pool #8437	912
2,784	Government National Mortgage Assoc., 2.50% (H15T1Y + 150 bps), 12/20/21, Pool #8889	2,815
8,216	Government National Mortgage Assoc., 2.50% (H15T1Y + 150 bps), 1/20/25, Pool #8585	8,460

See notes to financial statements.

CAVANAL HILL FUNDS

Limited Duration Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$54,426	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40*	$54,783
138	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	151
134	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	144
41	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	42
380	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	393
		39,729,639
Total Mortgage Backed Securities		47,316,910

Corporate Bonds (7.1%)
Banks (4.5%)
500,000	Export-Import Bank of Korea, 2.13%, 1/25/20	498,445
1,000,000	Export-Import Bank of Korea, 2.25%, 1/21/20	999,496
1,500,000	Korea Development Bank, 3.00%, 3/17/19	1,520,738
1,500,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	1,510,636
		4,529,315
Capital Markets (0.1%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	120,000
Internet Software & Services (1.3%)
1,250,000	eBay, Inc., 1.79% (US0003M + 48 bps), 8/1/19	1,253,869
Oil, Gas & Consumable Fuels (1.2%)
1,150,000	BP Capital Markets PLC, 1.38%, 5/10/18	1,149,037
Total Corporate Bonds		7,052,221

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds (2.8%)
Delaware (1.1%)
$1,000,000	State of Delaware, Build America Bonds, GO, Series D, 5.60%, 10/1/29, Continuously Callable @ 100	$1,077,660
Georgia (1.7%)
1,500,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	1,649,445
Total Taxable Municipal Bonds		2,727,105

U.S. Government Agency Securities (2.7%)
Freddie Mac
2,700,000	Series 0002, 1.13%, 6/28/19, Callable 9/28/17 @ 100*(b)	2,698,601
Total U.S. Government Agency Securities		2,698,601

U.S. Treasury Obligations (25.7%)
U.S. Treasury Notes
7,000,000	0.75%, 12/31/17	6,991,712
13,115,000	1.25%, 4/30/19	13,101,167
1,500,000	1.38%, 3/31/20	1,499,766
3,817,000	2.25%, 2/15/27	3,859,345
		25,451,990
Total U.S. Treasury Obligations		25,451,990

Investment in Affiliates (3.3%)
3,234,090	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(e)	3,234,090
Total Investment in Affiliates		3,234,090

Total Investments (Cost $100,418,918)(f) - 99.8%		98,861,918
Other assets in excess of liabilities — 0.2%		176,431
Net Assets - 100.0%		$99,038,349

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2017.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2017, illiquid securities were 2.1% of the Fund’s net assets.

(d)	Issuer has defaulted on the payment of interest.

(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
LIBOR01M	1 Month US Dollar LIBOR
LIBOR03M	3 Month US Dollar LIBOR
MTN	Medium Term Note

Re-REMIC	Restructured Real Estate Mortgage Investment Conduits
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

CAVANAL HILL FUNDS

Moderate Duration Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (3.4%)
$175,120	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 1.95% (US0001M + 72 bps), 10/25/34*	$175,197
754	Bayview Financial Acquisition Trust, Series 2006-A, Class 10A1, 5.70%, 2/28/41*(a)	767
11,610	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34*(a)	11,675
267,106	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21*(a)(b)	268,041
26,145	Nations Equipment Finance Funding LLC, Series 2014-1A, Class 10A1, 1.56%, 7/20/18*(b)	26,132
299,639	Raspro Trust, Series 2005-1A, Class 10A1, 1.67% (LIBOR03M + 40 bps), 3/23/24(b)	290,650
160,029	Renaissance Home Equity Loan Trust, Series 2004-2, Class AF4, 5.39%, 7/25/34*(a)	160,182
305	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34*(a)	305
58,835	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.58%, 5/25/35*(a)	59,363
570,000	SLM Student Loan Trust, Series 12-7, Class B, 3.03% (US0001M + 180 bps), 9/25/43*	552,336
Total Asset Backed Securities		1,544,648

Mortgage Backed Securities† (42.4%)
Alt-A - Fixed Rate Mortgage Backed Securities (2.3%)
11,135	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20*	10,954
86,657	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	84,358
11,037	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35*	10,956
20,436	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34*	20,658
31,980	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34*	32,514
101,590	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	70,865
89,485	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.69%, 6/25/36*(a)	74,719
17,137	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34*	17,357
8,292	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19*	8,304

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$26,923	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34*	$26,988
7,249	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	7,392
73,418	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	75,657
30,115	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	29,878
10,472	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33*	10,938
30,341	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34*	31,742
44,439	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34*	45,338
17,201	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(a)	17,512
43,235	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35*(a)	34,872
10,451	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35*(a)	10,755
102,692	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(a)	46,268
55,654	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a)(b)	47,559
3,033	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18*	3,041
15,478	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35*	15,247
16,368	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21*	15,538
21,810	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	19,299
38,344	Residential Accredit Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36*	29,257
57,121	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35*	49,013
81,160	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36*	71,813
84,746	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35*	79,051
		997,843
Prime Adjustable Rate Mortgage Backed Securities (1.7%)
16,162	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.39%, 11/20/34*(a)	15,743
5,295	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 3.38%, 10/25/33*(a)	5,460
20,825	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.47%, 11/25/34*(a)	20,889

See notes to financial statements.

CAVANAL HILL FUNDS

Moderate Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$17,190	Countrywide Home Loans, Series 2004-2, Class 2A1, 3.04%, 2/25/34*(a)	$16,440
24,298	Countrywide Home Loans, Series 2004-12, Class 10A1, 3.50%, 8/25/34*(a)	23,731
36,444	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.16%, 4/25/37*(a)	32,132
53,760	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.29%, 10/25/36*(a)	47,233
10,128	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 3.34%, 4/25/36*(a)	9,883
87,647	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 3.50%, 2/25/35*(a)	89,899
456,511	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.50%, 9/25/35*(a)	435,819
85,952	Structured Mortgage Loan, Series 2004-3AC, Class A1, 3.33%, 3/25/34*(a)	86,866
7,115	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.81%, 8/20/35*(a)	2,886
2,265	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 3.32%, 5/25/34*(a)	2,299
		789,280
Prime Fixed Mortgage Backed Securities (1.0%)
17,825	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35*(a)	17,565
20,766	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37*	17,798
14,183	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	14,570
17,776	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34*	19,774
10,267	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33*	10,503
10,659	Countrywide Home Loans, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19*	10,674
5,891	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24*	5,840
16,078	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35*	14,645
3,142	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19*	3,180
37,120	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33*	38,771
10,882	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18*	11,024
18,954	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	19,262
1,056	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19*	1,061

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$1,177	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32*	$1,198
39,622	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	41,686
4,045	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34*	4,233
124,873	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class 10A1, 5.49%, 9/25/33*(a)	79,581
99,403	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32*	99,249
10,815	Residential Funding Mortgage Securities I, Inc., Series 2003-S12, Class 2A1, 4.00%, 12/25/32*	10,834
15,936	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	16,831
232	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	254
2,538	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S6, Class 2A3, 4.75%, 7/25/18*	2,544
2,424	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33*	2,449
1,111	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	1,207
		444,733
U.S. Government Agency Mortgage Backed Securities (37.4%)
85,235	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	80,795
262,061	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	262,246
513,643	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	505,848
482,042	Fannie Mae, Series 2012-8, Class KA, 2.00%, 6/25/41	480,620
116,403	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	114,830
728	Fannie Mae, Series 1992-45, Class F, 2.04% (T7Y), 4/25/22	717
148,371	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	147,936
211,525	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(a)	212,515
498,627	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(a)	501,594
218,909	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	220,733
72,222	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	73,341
385,191	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	384,668
571,988	Fannie Mae, Series 2015-12, Class PC, 2.50%, 7/25/44	563,484

See notes to financial statements.

CAVANAL HILL FUNDS

Moderate Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$419,074	Fannie Mae, Series 2015-22, Class 10A1, 2.50%, 4/25/45	$421,766
919,581	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	923,104
614,305	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	621,275
5,789	Fannie Mae, 2.98% (US0012M + 162 bps), 9/1/33, Pool #739372	5,981
246,218	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	252,135
76,234	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	77,030
494,632	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	500,729
427,988	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	441,762
474,904	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	489,505
831,300	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	845,984
1,540	Fannie Mae, 3.00% (H15T1Y + 250 bps), 7/1/23, Pool #224951	1,551
4,273	Fannie Mae, 3.45% (US0012M + 186 bps), 1/1/37, Pool #906675	4,557
1,079	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	1,081
241	Fannie Mae, 6.00%, 4/1/35, Pool #735503	275
989	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	1,011
2,230	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	2,334
2,164	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	2,474
16,006	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42*	19,221
789	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31*	929
2,689	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	2,936
1,340	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	1,454
211	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	225
1,006	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	1,088
271	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	291
378	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	403
209	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	224
104,881	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	103,578
249,034	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	246,872
161	Freddie Mac, Series 1222, Class P, 1.87% (T10Y - 40 bps), 3/15/22*	162

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$670,633	Freddie Mac, Series 3870, Class ND, 2.00%, 1/15/41	$670,329
320,166	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	320,945
849,295	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	845,048
295,366	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	292,735
189,245	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	186,755
294,165	Freddie Mac, Series 4486, Class 10A1, 2.00%, 12/15/38	294,353
609,879	Freddie Mac, Series 4496, Class DP, 2.50%, 6/15/45(a)	616,834
358,160	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	359,180
470,756	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	473,206
197,873	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	198,441
497,587	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	503,214
489,150	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	494,863
192,105	Freddie Mac, Series 3913, Class 10A1, 3.00%, 9/15/40	194,136
7,851	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	7,892
258,477	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	266,415
237,961	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	242,022
596,906	Freddie Mac, Series 4357, Class NW, 3.00%, 10/15/35	609,467
295,884	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	304,329
458,568	Freddie Mac, Series 4320, Class 10A1, 3.50%, 7/15/39	477,716
360,680	Freddie Mac, Series 4332, Class 10A1, 3.50%, 12/15/43	376,564
21,748	Freddie Mac, 5.12% (H15T1Y + 228 bps), 8/1/34, Pool #755230	22,599
3,682	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21*	3,875
4,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	4,167
2,435	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21*	2,573
3,390	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22*	3,654
2,669	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24*	2,919
1,019	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21*	1,082
2,815	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26*	3,193
699	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21*	752

See notes to financial statements.

CAVANAL HILL FUNDS

Moderate Duration Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$5,140	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	$5,623
6,819	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	7,508
180	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21*	189
326,790	Government National Mortgage Assoc., Series 2011-128, Class BL, 2.00%, 9/16/26	327,104
143,231	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	143,846
87,853	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	81,843
75,835	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	76,802
7,038	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	7,090
132	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	152
1,503	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	1,508
880	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	961
99	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	109
240	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	263
2,334	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	2,552
5,679	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	6,256
5,839	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	5,940
		16,966,268
Total Mortgage Backed Securities		19,198,124

Corporate Bonds (9.2%)
Banks (1.0%)
440,000	Wells Fargo & Co., 3.00%, 10/23/26	435,026
Capital Markets (1.0%)
440,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	443,325
Diversified Telecommunication Services (0.1%)
39,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/10/17 @ 101*	39,264
Internet Software & Services (0.9%)
400,000	eBay, Inc., 1.79% (US0003M + 48 bps), 8/1/19	401,238
IT Services (0.9%)
400,000	International Business Machine Corp., 1.63%, 5/15/20	399,380

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Oil, Gas & Consumable Fuels (0.9%)
$400,000	BP Capital Markets PLC, 2.75%, 5/10/23	$401,777
Real Estate Management & Development (0.8%)
348,059	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	360,573
Technology Hardware, Storage & Peripherals (1.0%)
450,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	460,156
Thrifts & Mortgage Finance (2.6%)
940,321	Preferred Term Securities XX, Class B2, 1.70% (US0003M + 45 bps), 3/22/38, Callable 10/9/17 @ 100*(b)	653,523
964,647	Preferred Term Securities XXVI, Series B-2, 1.81% (US0003M + 56 bps), 9/22/37, Callable 10/9/17 @ 100*(b)	578,788
		1,232,311
Total Corporate Bonds		4,173,050

Taxable Municipal Bonds (2.5%)
Illinois (1.0%)
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	500,100
Kansas (1.1%)
440,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	484,312
Missouri (0.4%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	171,346
Total Taxable Municipal Bonds		1,155,758

U.S. Government Agency Securities (7.1%)
Fannie Mae
750,000	1.50%, 7/28/21, Callable 10/28/17 @ 100*(a)	749,403
Freddie Mac
1,750,000	1.00%, 11/23/21, Callable 11/23/17 @ 100*(a)	1,746,920
750,000	1.25%, 6/9/21, Callable 12/9/17 @ 100*(a)	749,150
		2,496,070
Total U.S. Government Agency Securities		3,245,473

U.S. Treasury Obligations (33.4%)
U.S. Treasury Inflation Indexed Notes
1,953,000	0.38%, 7/15/25	2,033,977
U.S. Treasury Notes
3,000,000	0.75%, 12/31/17	2,996,448
3,697,000	1.25%, 4/30/19	3,693,101
2,168,000	1.38%, 9/30/23	2,108,465
4,318,000	2.25%, 2/15/27	4,365,902
		13,163,916
Total U.S. Treasury Obligations		15,197,893

See notes to financial statements.

CAVANAL HILL FUNDS

Moderate Duration Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares or Principal Amount	Security Description	Value

Investment in Affiliates (2.3%)
1,047,828	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(c)	1,047,828
Total Investment in Affiliates		1,047,828

Total Investments (Cost $45,860,291)(d) - 100.3%		45,562,774
Liabilities in excess of other assets — (0.3)%		(126,698)
Net Assets - 100.0%		$45,436,076

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2017.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.

(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
LIBOR03M	3 Month US Dollar LIBOR
MAC	Municipal Assurance Corp.
T10Y	10 Year Treasury Constant Maturity Rate
T7Y	7 Year Treasury Constant Maturity Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (0.5%)
$1,515	Bayview Financial Acquisition Trust, Series 2006-A, Class 10A1, 5.70%, 2/28/41*(a)	$1,541
22,059	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34*(a)	22,183
34,121	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34*(a)	34,548
471,364	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21*(a)(b)	473,014
41,832	Nations Equipment Finance Funding LLC, Series 2014-1A, Class 10A1, 1.56%, 7/20/18*(b)	41,811
1,275	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27*(a)	1,287
81,932	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(b)	80,516
Total Asset Backed Securities		654,900

Mortgage Backed Securities† (35.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.1%)
99,326	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.27%, 11/25/36*(a)	84,726
50,296	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36*(a)	51,203
		135,929
Alt-A - Fixed Rate Mortgage Backed Securities (1.3%)
21,002	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35*	20,776
30,038	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46*	29,713
51,994	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	50,615
33,700	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37*	25,616
104,723	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35*	100,862
133,214	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	117,575
15,898	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34*	16,369
36,942	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36*	30,992
272,028	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37*	204,076
269,611	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36*	195,527
32,120	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33*	33,311

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$7,043	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25*	$7,034
50,089	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35*	51,392
40,070	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34*	40,548
70,122	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	73,601
91,772	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	94,571
30,115	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	29,878
38,158	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35*	40,149
7,677	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33*	7,889
19,902	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34*	20,738
31,157	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	27,569
294,570	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	271,505
157,255	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	120,220
		1,610,526
Commercial Mortgage Backed Securities (0.2%)
234,783	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.09%, 12/10/49(a)	235,295
71,302	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.16%, 12/10/49(a)	71,239
9,392	Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49	9,386
		315,920
Prime Adjustable Rate Mortgage Backed Securities (0.4%)
34,546	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.91% (H15T1Y + 225 bps), 2/25/36(b)	34,575
13,244	JPMorgan Mortgage Trust, Series 2006- A4, Class 3A1, 3.49%, 6/25/36*(a)	11,785
464,092	JPMorgan Mortgage Trust, Series 2005- A6, Class 2A4, 3.71%, 8/25/35*(a)	465,629
38,807	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 3.02%, 4/25/29*(a)	38,261
9,980	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 3.73%, 6/25/36*(a)	8,414
3,557	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.81%, 8/20/35*(a)	1,443
		560,107
Prime Fixed Mortgage Backed Securities (1.2%)
3,341	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32*	3,386
219,021	Chaseflex Trust, Series 2006-2, Class A5, 4.70%, 9/25/36*(a)	210,031

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$38,570	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	$39,622
1,391	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35*	1,386
9,000	Countrywide Home Loans, Series 2004- 8, Class 1A3, 5.50%, 7/25/34*	9,158
74,668	Countrywide Home Loans, Series 2005- J1, Class 1A8, 5.50%, 2/25/35*	74,405
11,293	Countrywide Home Loans, Series 2004- 18, Class A1, 6.00%, 10/25/34*	11,698
12,719	Countrywide Home Loans, Series 2004- 21, Class A10, 6.00%, 11/25/34*	13,148
130,540	Countrywide Home Loans, Series 2007- J3, Class A10, 6.00%, 7/25/37*	109,843
139,605	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35*	85,285
5,178	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21*	4,893
271	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	276
3,016	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33*(a)	3,058
49,433	JPMorgan Mortgage Trust, Series 2006- A2, Class 3A2, 3.26%, 4/25/36*(a)	45,721
42,565	JPMorgan Mortgage Trust, Series 2004- S2, Class 4A5, 6.00%, 11/25/34*	42,263
14,791	JPMorgan Re-REMIC, Series 2009-7, Class 10A1, 6.25%, 1/27/37(a)(b)	15,015
1,938	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32*	1,951
49,708	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	52,297
10,505	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	10,679
221,723	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32*	221,717
35,304	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34*	36,282
41,505	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36*	16,940
390,862	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35*	368,901
13,542	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34*	14,669
99,814	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	108,369
6,453	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37*	6,718
		1,507,711

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities (32.3%)
$399,477	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	$397,896
436,768	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	437,077
530,092	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	514,479
1,214,253	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	1,195,825
1,275,524	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	1,255,800
628,577	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	620,085
523,086	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	517,371
590,741	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	589,235
296,742	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	295,871
1,205,523	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(a)	1,205,893
264,407	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(a)	265,644
1,780,811	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(a)	1,791,407
365,809	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	368,856
576,339	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	577,375
144,445	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	146,681
288,893	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	288,501
696,642	Fannie Mae, Series 2015-22, Class 10A1, 2.50%, 4/25/45	701,117
1,558,672	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	1,564,645
1,578,423	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	1,596,334
1,662,316	Fannie Mae, Series 2015-77, Class PA, 2.50%, 9/25/45	1,680,472
23,452	Fannie Mae, 2.91% (H15T1Y + 231 bps), 12/1/27, Pool #422279	24,112
266,181	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	272,579
76,234	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	77,030
1,166,528	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	1,188,750
704,921	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	727,608
321,829	Fannie Mae, Series 2014-72, Class KA, 3.00%, 10/25/44	333,482
953,129	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	982,432
1,859,172	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	1,892,012
1,019,587	Fannie Mae, Series 2016-10, Class BA, 3.00%, 3/25/46(a)	1,046,620
82,336	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	86,597

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$308	Fannie Mae, 4.50%, 5/1/19, Pool #761398	$315
19	Fannie Mae, 5.00%, 3/1/18, Pool #688031	19
727	Fannie Mae, 5.00%, 8/1/33, Pool #730856	802
297	Fannie Mae, 5.00%, 7/1/35, Pool #832198	327
451	Fannie Mae, 5.50%, 2/1/33, Pool #683351	503
234	Fannie Mae, 5.50%, 9/1/34, Pool #725773	262
4,241	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	4,756
2,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	2,272
2,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	2,185
12,633	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	13,797
7,339	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	7,861
62,735	Fannie Mae Whole Loan, Series 2003- W6, Class 6A, 3.48%, 8/25/42*(a)	65,470
28,335	Fannie Mae Whole Loan, Series 2002- W11, Class AF5, 5.48%, 11/25/32*(a)	29,971
230,739	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	227,871
640,331	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	641,889
336,006	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	336,998
120,431	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	119,506
1,338,066	Freddie Mac, Series 4031, Class PA, 2.00%, 3/15/42	1,313,227
1,509,178	Freddie Mac, Series 4137, Class GA, 2.00%, 2/15/42	1,488,466
315,408	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	311,258
1,160,481	Freddie Mac, Series 4486, Class 10A1, 2.00%, 12/15/38	1,161,224
1,330,812	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	1,341,471
360,575	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41*	365,075
1,368,170	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	1,372,067
974,261	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	979,331
844,139	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	846,559
870,777	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	880,624
1,446,635	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	1,463,530
16,430	Freddie Mac, 2.87% (H15T1Y + 213 bps), 4/1/24, Pool #409624	16,538
17,666	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	17,758

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$376,538	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	$387,960
387,715	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	399,623
442,457	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	452,701
746,624	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	767,934
324,725	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	337,832
110,773	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	115,325
160,254	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	165,943
764,281	Freddie Mac, Series 4320, Class 10A1, 3.50%, 7/15/39	796,193
609,424	Freddie Mac, Series 4332, Class 10A1, 3.50%, 12/15/43	636,263
3,027	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	3,231
245	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	274
3,227	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	3,610
1,826	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	2,067
21,119	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	23,717
613	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	633
164	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21*	164
5,427	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	5,937
146,422	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	136,405
659,877	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	677,005
310,058	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(a)	316,687
60,966	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	63,868
4,778	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	5,061
12,334	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	13,586
5,961	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	6,425
118	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	120
3,121	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	3,201
		40,975,483
Total Mortgage Backed Securities		45,105,676

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Corporate Bonds (6.4%)
Banks (1.6%)
$700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	$728,260
1,300,000	Wells Fargo & Co., 3.00%, 10/23/26	1,285,304
		2,013,564
Capital Markets (1.2%)
1,300,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	1,309,825
200,000	Intercontinental Exchange, Inc., 3.10%, 9/15/27, Callable 6/15/27 @ 100*	200,986
		1,510,811
Diversified Telecommunication Services (0.2%)
107,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/10/17 @ 101*	107,082
118,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/10/17 @ 101*	118,798
		225,880
Health Care Providers & Services (1.0%)
1,295,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100*	1,260,948
IT Services (0.5%)
600,000	International Business Machine Corp., 1.63%, 5/15/20	599,069
Oil, Gas & Consumable Fuels (0.5%)
600,000	BP Capital Markets PLC, 2.75%, 5/10/23	602,665
Real Estate Management & Development (0.4%)
522,089	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	540,860
Technology Hardware, Storage & Peripherals (1.0%)
1,300,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	1,329,339
Total Corporate Bonds		8,083,136

Taxable Municipal Bonds (7.6%)
Georgia (2.1%)
2,500,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	2,749,075
Hawaii (0.2%)
250,000	State of Hawaii Airports System Customer Facility Revenue, Series A, 3.58%, 7/1/30, Continuously Callable @ 100	259,290
Kansas (1.3%)
1,510,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	1,662,072
Missouri (0.2%)
235,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	244,038
New York (1.0%)
1,260,000	New York City Transitional Finance Authority Revenue, Series F-3, 3.21%, 5/1/29, Continuously Callable @ 100	1,268,669

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Oklahoma (1.8%)
$500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @ 100	$529,470
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @ 100	1,724,118
		2,253,588
Pennsylvania (1.0%)
1,110,000	City of Bethlehem Lehigh and Northampton Countries, GO, Series C, 5.15%, 11/1/34, Continuously Callable @ 100, AGM	1,208,757
Total Taxable Municipal Bonds		9,645,489

U.S. Government Agency Securities (8.7%)
Fannie Mae
1,650,000	1.50%, 7/28/21, Callable 10/28/17 @ 100*(a)	1,648,687
2,000,000	2.00%, 4/28/26, Callable 10/28/17 @ 100*(a)	1,993,117
		3,641,804
Freddie Mac
1,000,000	1.25%, 6/9/21, Callable 12/9/17 @ 100*(a)	998,867
1,750,000	Series 0005, 1.25%, 9/30/21, Callable 9/30/17 @ 100*(a)	1,748,205
1,650,000	1.50%, 5/25/21, Callable 11/25/17 @ 100*(a)(c)	1,650,535
1,375,000	1.50%, 3/14/22, Callable 9/14/17 @ 100*(a)	1,374,241
1,670,000	1.62%, 8/25/21, Callable 11/25/17 @ 100*(a)	1,668,455
		7,440,303
Total U.S. Government Agency Securities		11,082,107

U.S. Treasury Obligations (38.7%)
U.S. Treasury Bonds
18,720,000	2.25%, 8/15/46	16,907,963
U.S. Treasury Inflation Indexed Notes
5,128,000	0.38%, 7/15/25	5,340,621
U.S. Treasury Notes
7,250,000	0.75%, 12/31/17	7,241,416
7,599,000	1.25%, 4/30/19	7,590,985
5,328,000	1.38%, 9/30/23	5,181,688
6,924,000	2.25%, 2/15/27	7,000,813
		27,014,902
Total U.S. Treasury Obligations		49,263,486

Investment in Affiliates (3.1%)
3,946,284	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(d)	3,946,284
Total Investment in Affiliates		3,946,284

Total Investments (Cost $128,600,341)(e) - 100.5%		127,781,078
Liabilities in excess of other assets — (0.5)%		(696,191)
Net Assets - 100.0%		$127,084,887

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2017.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2017.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corp.
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Active Core Fund

Schedule of Portfolio Investments
August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks (47.6%)
Aerospace & Defense (1.7%)
681	General Dynamics Corp.	$137,119
797	L3 Technologies, Inc.	144,640
278	Lockheed Martin Corp.	84,898
330	Northrop Grumman Corp.	89,829
1,269	Raytheon Co.	230,971
97	Rockwell Collins, Inc.	12,712
1,094	Spirit AeroSystems Holdings, Inc., Class A	81,503
247	The Boeing Co.	59,196
354	United Technologies Corp.	42,381
		883,249
Air Freight & Logistics (0.1%)
284	C.H. Robinson Worldwide, Inc	20,059
293	Expeditors International of Washington, Inc.	16,437
179	FedEx Corp.	38,374
		74,870
Airlines (0.4%)
1,642	Alaska Air Group, Inc.	122,592
1,288	Delta Air Lines, Inc.	60,781
832	JetBlue Airways Corp.(a)	16,482
387	Southwest Airlines Co.	20,178
221	United Continental Holdings, Inc.(a)	13,693
		233,726
Auto Components (0.5%)
2,640	Gentex Corp.	48,233
728	Lear Corp.	108,865
3,433	The Goodyear Tire & Rubber Co.	104,020
168	Visteon Corp.(a)	19,394
		280,512
Automobiles (0.1%)
557	Thor Industries, Inc.	60,512
Banks (2.1%)
657	Associated Banc Corp.	14,388
3,359	Bank of America Corp.	80,247
1,931	BB&T Corp.	89,000
426	Citigroup, Inc.	28,981
662	Comerica, Inc	45,182
143	Commerce Bancshares, Inc.	7,864
480	Cullen/Frost Bankers, Inc.	40,416
730	East West Bancorp, Inc.	40,420
723	First Horizon National Corp.	12,443
4,427	FNB Corp.	56,179
906	HSBC Holdings PLC ADR	43,850
2,816	JPMorgan Chase & Co.	255,945
174	PacWest Bancorp	7,856
2,957	People’s United Financial, Inc.	49,382
723	The PNC Financial Services Group, Inc.	90,671
2,545	U.S. Bancorp	130,430
2,869	Umpqua Holdings Corp.	50,208
1,566	Wells Fargo & Co.	79,976
		1,123,438
Beverages (0.7%)
98	Constellation Brands, Inc., Class A	19,610
113	Dr Pepper Snapple Group, Inc.	10,289
245	Monster Beverage Corp.(a)	13,676
1,217	PepsiCo, Inc.	140,843
3,566	The Coca-Cola Co.	162,431
		346,849
Biotechnology (1.2%)
842	Amgen, Inc.	149,682
227	Biogen, Inc.(a)	71,859

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Biotechnology, continued:
2,526	Bioverativ, Inc.(a)	$143,199
1,410	Gilead Sciences, Inc.	118,031
31	Regeneron Pharmaceuticals, Inc.(a)	15,404
814	Sarepta Therapeutics, Inc.(a)	32,796
836	United Therapeutics Corp.(a)	109,349
		640,320
Building Products (0.3%)
237	A.O. Smith Corp.	13,199
1,122	Allegion PLC	88,313
397	Lennox International, Inc.	65,794
		167,306
Capital Markets (1.7%)
773	Ameriprise Financial, Inc.	107,067
88	BlackRock, Inc.	36,873
173	CBOE Holdings, Inc.	17,454
856	CME Group, Inc.	107,684
1,979	E*Trade Financial Corp.(a)	81,159
577	Eaton Vance Corp.	27,454
131	FactSet Research Systems, Inc.	20,591
776	Federated Investors, Inc., Class B	21,193
354	Intercontinental Exchange, Inc.	22,893
1,298	Invesco, Ltd.	42,548
1,777	Lazard, Ltd., Class A	76,216
522	LPL Financial Holdings, Inc.	24,450
235	Moody’s Corp.	31,497
1,788	Morgan Stanley	81,354
1,162	Nasdaq, Inc.	87,592
93	Northern Trust Corp.	8,231
465	Raymond James Financial, Inc.	36,419
95	S&P Global, Inc.	14,661
812	SEI Investments Co.	47,470
139	T. Rowe Price Group, Inc.	11,726
280	The Goldman Sachs Group, Inc.	62,647
		967,179
Chemicals (0.9%)
129	Air Products & Chemicals, Inc.	18,753
895	Axalta Coating Systems, Ltd.(a)	26,420
1,557	CF Industries Holdings, Inc.	45,137
316	Ecolab, Inc.	42,123
143	International Flavors & Fragrances, Inc.	19,570
663	LyondellBasell Industries NV, Class A	60,061
172	Praxair, Inc.	22,625
1,538	The Dow Chemical Co.	102,508
736	The Scotts Miracle-Gro Co.	70,354
53	The Sherwin-Williams Co.	17,981
572	Westlake Chemical Corp.	43,993
		469,525
Commercial Services & Supplies (0.5%)
428	Cintas Corp.	57,784
406	Copart, Inc.(a)	13,272
5,900	Covanta Holding Corp.	84,666
1,167	Pitney Bowes, Inc.	14,996
138	Republic SVCS, Inc.	9,003
893	Waste Management, Inc.	68,859
		248,580
Communications Equipment (0.9%)
8,964	Cisco Systems, Inc.	288,731
2,416	Commscope Holding Co., Inc.(a)	79,873
581	Harris Corp.	71,405
203	Motorola Solutions, Inc.	17,888
		457,897

See notes to financial statements.

CAVANAL HILL FUNDS
Active Core Fund

Schedule of Portfolio Investments, Continued
August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Construction & Engineering (0.1%)
1,147	AECOM Technology Corp.(a)	$38,425
Consumer Finance (0.1%)
3,423	Navient Corp.	45,184
Containers & Packaging (0.6%)
603	AptarGroup, Inc.	50,417
1,232	Ball Corp.	49,268
738	Bemis Co., Inc.	31,446
279	Berry Plastics Group, Inc.(a)	15,691
1,258	Owens-Illinois, Inc.(a)	30,997
1,142	Packaging Corp. of America	128,372
		306,191
Distributors (0.0%)
93	Genuine Parts Co.	7,703
Diversified Consumer Services (0.1%)
1,059	ServiceMaster Global Holdings, Inc.(a)	49,900
Diversified Financial Services (0.2%)
684	Berkshire Hathaway, Inc., Class B(a)	123,913
320	Leucadia National Corp.	7,578
		131,491
Diversified Telecommunication Services (0.6%)
2,518	AT&T, Inc.	94,324
1,595	CenturyLink, Inc.	31,453
4,220	Verizon Communications, Inc.	202,434
		328,211
Electric Utilities (1.1%)
652	Alliant Energy Corp.	27,866
300	American Electric Power Co., Inc.	22,089
425	Duke Energy Corp.	37,103
1,745	Edison International	139,913
221	Entergy Corp.	17,497
194	Eversource Energy	12,222
218	Exelon Corp.	8,256
563	Great Plains Energy, Inc.	17,278
1,574	Hawaiian Electric Industries, Inc.	52,603
283	NextEra Energy, Inc.	42,594
315	PG&E Corp.	22,170
233	Pinnacle West Capital Corp.	20,963
2,592	PPL Corp.	101,710
360	The Southern Co.	17,374
621	Xcel Energy, Inc.	30,740
		570,378
Electrical Equipment (0.4%)
135	AMETEK, Inc.	8,539
183	Eaton Corp. PLC	13,132
2,919	Emerson Electric Co.	172,337
182	Regal-Beloit Corp.	13,723
51	Rockwell Automation, Inc.	8,367
		216,098
Electronic Equipment, Instruments & Components (0.7%)
182	Amphenol Corp., Class A	14,731
1,282	Avnet, Inc.	49,447
1,687	CDW Corp.	106,990
6,078	Corning, Inc.	174,802
825	Keysight Technologies, Inc.(a)	33,710
		379,680
Energy Equipment & Services (0.2%)
448	Halliburton Co.	17,459
591	Oceaneering International, Inc.	13,327
3,660	Patterson-UTI Energy, Inc.	58,449
1,250	RPC, Inc.	24,263
		113,498

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Equity Real Estate Investment Trusts (1.8%)
1,494	American Homes 4 Rent, Class A	$33,107
254	American Tower Corp.	37,605
945	Apartment Investment & Management Co., Class A	42,837
640	Apple Hospitality REIT, Inc.	11,635
85	AvalonBay Communities, Inc.	15,957
1,518	Brixmor Property Group, Inc.	28,417
1,547	Chesapeake Lodging Trust	39,588
1,192	Crown Castle International Corp.	129,260
73	Digital Reality Trust, Inc.	8,639
504	Douglas Emmett, Inc.	19,636
1,774	Duke Realty Corp.	52,723
257	Equity Commonwealth(a)	7,952
1,088	Equity Residential	73,059
40	Essex Property Trust, Inc.	10,639
645	Gaming and Leisure Properties, Inc.	25,278
4,696	GGP, Inc.	97,442
453	Host Hotels & Resorts, Inc.	8,208
42	JBG SMITH Properties(a)	1,375
798	Lamar Advertising Co.	53,115
82	Mid-America Apartment Communities, Inc.	8,730
498	Prologis, Inc.	31,553
133	Public Storage	27,310
167	Realty Income Corp.	9,613
189	Regency Centers Corp.	12,156
962	Retail Properties of America	12,823
194	Simon Property Group, Inc.	30,429
159	SL Green Realty Corp.	15,324
221	Ventas, Inc.	15,125
5,915	Vereit, Inc	49,923
335	Vornado Realty Trust	24,954
265	Weingarten Realty Investors	8,491
228	Welltower, Inc.	16,694
		959,597
Food & Staples Retailing (0.7%)
168	Costco Wholesale Corp.	26,332
429	CVS Health Corp.	33,179
1,733	Sysco Corp.	91,277
1,282	US Foods Holding Corp.(a)	35,191
2,327	Wal-Mart Stores, Inc.	181,669
		367,648
Food Products (1.3%)
473	Blue Buffalo Pet Products, Inc.(a)	12,184
433	Campbell Soup Co.	20,005
983	General Mills, Inc.	52,355
2,526	Hormel Foods Corp.	77,649
267	Ingredion, Inc.	33,060
840	Kellogg Co.	54,986
800	Mondelez International, Inc., Class A	32,528
2,750	Pinnacle Foods, Inc.	163,103
85	The Hershey Co.	8,918
70	The JM Smucker Co.	7,333
665	The Kraft Heinz Co.	53,699
192	TreeHouse Foods, Inc.(a)	12,862
2,148	Tyson Foods, Inc., Class A	135,968
		664,650
Gas Utilities (0.1%)
321	Atmos Energy Corp.	28,261
840	UGI Corp.	41,504
		69,765

See notes to financial statements.

CAVANAL HILL FUNDS
Active Core Fund

Schedule of Portfolio Investments, Continued
August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Health Care Equipment & Supplies (1.6%)
2,200	Abbott Laboratories	$112,068
2,440	Baxter International, Inc.	151,377
133	Becton, Dickinson & Co.	26,526
804	Danaher Corp.	67,070
137	Dentsply Sirona, Inc.	7,750
126	Edwards Lifesciences Corp.(a)	14,321
512	Hill-Rom Holdings, Inc.	39,404
4,425	Hologic, Inc.(a)	170,804
53	IDEXX Laboratories, Inc.(a)	8,238
22	Intuitive Surgical, Inc.(a)	22,103
1,570	Medtronic PLC	126,573
202	Stryker Corp.	28,557
235	Teleflex, Inc.	49,761
		824,552
Health Care Providers & Services (1.8%)
1,690	AmerisourceBergen Corp.	135,623
872	Anthem, Inc.	170,947
384	Centene Corp.(a)	34,118
148	Cigna Corp.	26,945
1,585	Express Scripts Holding Co.(a)	99,570
181	HCA Healthcare, Inc.(a)	14,237
154	Henry Schein, Inc.(a)	26,747
45	Humana, Inc.	11,593
611	LifePoint Health, Inc.(a)	35,407
202	Quest Diagnostics, Inc.	21,887
1,606	UnitedHealth Group, Inc.	319,433
362	Well Care Health Plans, Inc.(a)	63,234
		959,741
Health Care Technology (0.0%)
176	Cerner Corp.(a)	11,929
Hotels, Restaurants & Leisure (0.8%)
219	Aramark	8,911
1,182	Darden Restaurants, Inc.	97,030
155	Hyatt Hotels Corp., Class A(a)	9,224
737	McDonald’s Corp.	117,898
617	Norwegian Cruise Line Holdings, Ltd.(a)	36,687
1,669	Starbucks Corp.	91,561
551	Wyndham Worldwide Corp.	54,924
212	Yum! Brands, Inc.	16,286
		432,521
Household Durables (0.6%)
1,008	Garmin, Ltd.	51,912
1,431	Leggett & Platt, Inc.	65,783
37	Mohawk Industries, Inc.(a)	9,365
59	NVR, Inc.(a)	160,530
556	Tupperware Brands Corp.	32,176
		319,766
Household Products (1.2%)
918	Church & Dwight Co., Inc.	46,056
2,142	Colgate-Palmolive Co.	153,453
218	Kimberly-Clark Corp.	26,877
135	Spectrum Brands Holdings, Inc.	14,845
1,159	The Clorox Co.	160,556
2,412	The Procter & Gamble Co.	222,555
		624,342
Independent Power & Renewable Electricity Producers (0.1%)
2,477	AES Corp.	27,346
784	Calpine Corp.(a)	11,525
		38,871
Industrial Conglomerates (0.6%)
663	3M Co.	135,463

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Industrial Conglomerates, continued:
175	Carlisle Cos., Inc.	$16,571
3,582	General Electric Co.	87,938
658	Honeywell International, Inc.	90,982
43	Roper Technologies, Inc.	9,918
		340,872
Insurance (1.3%)
234	Aflac, Inc.	19,317
407	American International Group, Inc.	24,615
155	AON PLC	21,570
896	Assured Guaranty, Ltd.	38,116
338	Chubb, Ltd.	47,800
259	Cincinnati Financial Corp.	19,902
67	Everest Re Group, Ltd.	16,916
467	First American Financial	22,911
1,798	FNF Group	86,736
225	Lincoln National Corp.	15,269
167	Loews Corp.	7,779
681	Marsh & McLennan Cos., Inc.	53,172
258	Principal Financial Group, Inc.	16,130
429	Prudential Financial, Inc.	43,792
941	The Allstate Corp.	85,161
177	The Hanover Insurance Group, Inc.	17,378
1,951	The Hartford Financial Services Group, Inc.	105,490
1,398	The Progressive Corp.	64,979
119	W.R. Berkley Corp.	7,930
192	XL Group, Ltd.	7,864
		722,827
Internet & Direct Marketing Retail (0.9%)
256	Amazon.com, Inc.(a)	251,033
455	Expedia, Inc.	67,504
145	Liberty Ventures, Class A(a)	8,926
569	Netflix, Inc.(a)	99,410
21	The Priceline Group, Inc.(a)	38,894
		465,767
Internet Software & Services (2.4%)
315	Alphabet, Inc., Class A(a)	300,901
339	Alphabet, Inc., Class C(a)	318,433
2,949	Facebook, Inc., Class A(a)	507,139
2,270	Nic, Inc.	37,115
961	VeriSign, Inc.(a)	99,704
		1,263,292
IT Services (1.9%)
374	Accenture PLC, Class A	48,904
448	Amdocs, Ltd.	29,026
368	Automatic Data Processing, Inc.	39,181
961	Broadridge Financial Solutions, Inc.	75,083
351	Cognizant Technology Solutions Corp., Class A	24,840
673	CSRA, Inc.	21,206
552	DST Systems, Inc.	28,334
183	Euronet Worldwide, Inc.(a)	17,983
351	Fidelity National Information Services, Inc.	32,615
1,647	First Data Corp., Class A(a)	30,321
1,166	Fiserv, Inc.(a)	144,246
350	Genpact, Ltd.	9,958
146	International Business Machine Corp.	20,882
103	Jack Henry & Associates, Inc.	10,616
158	Leidos Holdings, Inc.	9,215
567	MasterCard, Inc., Class A	75,581
704	Paychex, Inc.	40,149

See notes to financial statements.

CAVANAL HILL FUNDS
Active Core Fund

Schedule of Portfolio Investments, Continued
August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
IT Services, continued:
316	Paypal Holdings, Inc.(a)	$19,491
526	Sabre Corp.	9,699
763	Square, Inc.(a)	19,922
3,290	The Western Union Co.	62,247
900	Total System Services, Inc.	62,208
1,688	Visa, Inc., Class A	174,743
		1,006,450
Leisure Products (0.2%)
1,215	Hasbro, Inc.	119,374
Life Sciences Tools & Services (0.6%)
508	Charles River Laboratories International, Inc.(a)	55,270
71	Illumina, Inc.(a)	14,517
84	Mettler-Toledo International, Inc.(a)	50,828
1,143	QIAGEN NV(a)	36,770
399	Thermo Fisher Scientific, Inc.	74,669
469	Waters Corp.(a)	86,052
		318,106
Machinery (0.8%)
350	AGCO Corp.	23,958
1,251	Allison Transmission Holdings, Inc.	43,447
351	Caterpillar, Inc.	41,239
464	Colfax Corp.(a)	18,504
210	Crane Co.	15,588
188	Deere & Co.	21,795
549	Fortive Corp.	35,669
434	Illinois Tool Works, Inc.	59,678
346	Ingersoll-Rand PLC	29,545
482	Pentair PLC	29,908
121	Snap-on, Inc.	17,856
90	Stanley Black & Decker, Inc.	12,960
336	The Timken Co.	15,070
420	The Toro Co.	25,906
		391,123
Media (1.0%)
5,339	Comcast Corp., Class A	216,817
99	Omnicom Group, Inc.	7,166
1,007	The Interpublic Group of Cos., Inc.	20,281
1,828	The Walt Disney Co.	184,994
2,243	Twenty-First Century Fox, Inc., Class A	61,884
862	Twenty-First Century Fox-B	23,360
		514,502
Metals & Mining (0.4%)
1,016	Reliance Steel & Aluminum Co.	73,579
3,808	Steel Dynamics, Inc.	131,185
		204,764
Mortgage Real Estate Investment Trusts (0.1%)
1,519	AGNC Investment Corp.	32,720
1,088	Annaly Capital Management, Inc.	13,600
540	Starwood Property Trust, Inc.	11,993
		58,313
Multiline Retail (0.0%)
171	Dollar General Corp.	12,407
143	Dollar Tree, Inc.(a)	11,389
		23,796
Multi-Utilities (0.5%)
1,248	CenterPoint Energy, Inc.	36,966
171	CMS Energy Corp.	8,300
186	Consolidated Edison, Inc.	15,674
968	Dominion Resources, Inc.	76,249
109	DTE Energy Co.	12,243
218	SCANA Corp.	13,163

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Multi-Utilities, continued:
263	Sempra Energy	$31,016
1,338	WEC Energy Group, Inc.	87,264
		280,875
Oil, Gas & Consumable Fuels (1.9%)
210	Andeavor	21,032
267	Chevron Corp.	28,735
1,126	Enbridge, Inc.	45,029
2,907	EnLink Midstream LLC	49,564
463	EOG Resources, Inc.	39,350
5,225	Exxon Mobil Corp.	398,824
572	HollyFrontier Corp.	17,909
3,142	Marathon Oil Corp.	34,939
606	Marathon Petroleum Corp.	31,785
487	Murphy Oil Corp.	11,035
930	Occidental Petroleum Corp.	55,521
894	ONEOK, Inc.	48,419
1,025	PBF Energy, Inc.	24,272
100	Phillips 66	8,381
163	Pioneer Natural Resources Co.	21,133
765	SM Energy Co.	10,220
3,019	The Williams Cos., Inc.	89,755
507	Valero Energy Corp.	34,527
318	World Fuel Services Corp.	10,984
1,406	WPX Energy, Inc.(a)	14,046
		995,460
Paper & Forest Products (0.0%)
620	Domtar Corp.	25,073
Personal Products (0.0%)
134	The Estee Lauder Cos., Inc., Class A	14,337
Pharmaceuticals (2.1%)
2,278	Bristol-Myers Squibb Co.	137,773
1,232	Eli Lilly & Co.	100,149
3,388	Johnson & Johnson	448,471
3,307	Merck & Co., Inc.	211,185
4,723	Pfizer, Inc.	160,204
800	Zoetis, Inc.	50,160
		1,107,942
Professional Services (0.1%)
72	Equifax, Inc.	10,258
173	ManpowerGroup, Inc.	19,291
837	Robert Half International, Inc.	37,916
92	Verisk Analytics, Inc., Class A(a)	7,457
		74,922
Real Estate Management & Development (0.2%)
545	CBRE Group, Inc., Class A(a)	19,664
2,010	Realogy Holdings Corp.	68,139
		87,803
Road & Rail (0.3%)
377	Old Dominion Freight Line, Inc.	37,662
112	Ryder System, Inc.	8,691
873	Union Pacific Corp.	91,927
		138,280
Semiconductors & Semiconductor Equipment (1.8%)
435	Applied Materials, Inc.	19,627
4,876	Intel Corp.	171,001
2,026	Lam Research Corp.	336,275
389	Microsemi Corp.(a)	19,598
238	NVIDIA Corp.	40,327
482	NXP Semiconductors NV(a)	54,447
2,293	ON Semiconductor Corp.(a)	39,164
893	QUALCOMM, Inc.	46,677
107	Skyworks Solutions, Inc.	11,274

See notes to financial statements

CAVANAL HILL FUNDS
Active Core Fund

Schedule of Portfolio Investments, Continued
August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Semiconductors & Semiconductor Equipment, continued:
1,391	Texas Instruments, Inc.	$115,203
1,297	Xilinx, Inc.	85,680
		939,273
Software (1.6%)
728	Activision Blizzard, Inc.	47,728
787	Adobe Systems, Inc.(a)	122,111
822	Cadence Design Systems, Inc.(a)	32,296
246	Cdk Global, Inc.	15,867
139	Dell Technologies, Inc., Class V(a)	10,415
179	Electronic Arts, Inc.(a)	21,749
352	Manhattan Associates, Inc.(a)	14,802
4,108	Microsoft Corp.	307,154
1,766	Oracle Corp.	88,883
265	Salesforce.com, Inc.(a)	25,305
243	SS&C Technology Holdings, Inc.	9,407
1,313	Take-Two Interactive Software(a)	128,398
		824,115
Specialty Retail (1.1%)
2,480	Best Buy Co., Inc.	134,564
1,134	Foot Locker, Inc.	39,951
676	Lowe’s Cos., Inc.	49,950
233	Murphy USA, Inc.(a)	15,019
306	O’Reilly Automotive, Inc.(a)	60,016
706	Ross Stores, Inc.	41,266
810	The Home Depot, Inc.	121,395
400	The TJX Cos., Inc.	28,920
220	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	48,622
1,488	Williams-Sonoma, Inc.	68,448
		608,151
Technology Hardware, Storage & Peripherals (1.2%)
2,943	Apple, Inc.	482,652
3,860	HP, Inc.	73,649
565	NetApp, Inc.	21,843
371	Western Digital Corp.	32,748
		610,892
Textiles, Apparel & Luxury Goods (0.3%)
1,204	Coach, Inc.	50,207
814	NIKE, Inc., Class B	42,987
683	VF Corp.	42,940
		136,134
Thrifts & Mortgage Finance (0.1%)
626	New York Community Bancorp, Inc.	7,543
3,178	Oritani Financial Corp.	51,007
		58,550
Tobacco (0.7%)
3,122	Altria Group, Inc.	197,935
1,304	Philip Morris International, Inc.	152,477
		350,412
Trading Companies & Distributors (0.2%)
382	Fastenal Co.	16,300
1,511	H&E Equipment Services, Inc.	35,569
1,058	HD Supply Holdings, Inc.(a)	35,231
394	MSC Industrial Direct Co., Inc., Class A	27,139
85	Watsco, Inc.	12,526
		126,765
Water Utilities (0.0%)
281	American Water Works Co., Inc.	22,733
Wireless Telecommunication Services (0.1%)
577	T-Mobile US, Inc.(a)	37,338
Total Common Stocks		25,282,345

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (1.7%)
$172,124	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 1.95% (US0001M + 72 bps), 10/25/34*	$172,200
380	Bayview Financial Acquisition Trust, Series 2006-A, Class 10A1, 5.70%, 2/28/41*(b)	387
187,527	Fannie Mae, Series: 2010-99, Class JU, 3.00%, 8/25/40	190,902
15,687	Nations Equipment Finance Funding LLC, Series 2014-1A, Class 10A1, 1.56%, 7/20/18*(c)	15,679
14,382	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.68%, 4/25/29*(b)	14,952
82,369	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.58%, 5/25/35*(b)	83,108
201,626	Saxon Asset Securities Trust, Series 2003- 3, Class A5, 4.89%, 12/25/33*(b)	201,632
210,000	SLM Student Loan Trust, Series 12-7, Class B, 3.03% (US0001M + 180 bps), 9/25/43*	203,492
Total Asset Backed Securities		882,352

Mortgage Backed Securities† (14.1%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
246,704	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 3.02%, 4/25/37*(b)	222,296
9,095	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32%, 10/25/33*(b)	9,085
		231,381
Alt-A - Fixed Rate Mortgage Backed Securities (1.9%)
77,370	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35*	76,785
102,844	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34*	108,104
91,179	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37*	84,960
33,577	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35*	26,581
66,607	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	58,787
15,100	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37*	12,455
28,562	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34*	29,543
1,715	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34*	1,661

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$104,052	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.69%, 6/25/36*(b)	$86,883
9,179	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	9,459
83,256	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34*	84,076
98,219	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	103,886
62,512	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(b)	63,642
24,984	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35*(b)	20,151
166,432	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(b)	74,986
5,111	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19*	5,101
15,579	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	13,785
78,552	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	72,401
44,930	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	34,349
58,097	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35*	54,049
		1,021,644
Prime Adjustable Rate Mortgage Backed Securities (0.1%)
16,614	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.39%, 9/25/34*(b)	14,370
12,467	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.12%, 7/25/37*(b)	11,361
5,992	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 3.52%, 5/26/37(b)(c)	6,009
5,332	JPMorgan Re-REMIC, Series 2009-7, Class 10A1, 6.00%, 2/27/37(b)(c)	5,322
		37,062
Prime Fixed Mortgage Backed Securities (1.5%)
250,125	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35*(b)	208,477
37,561	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36*	35,475
27,306	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 3.24%, 5/25/35*(b)	27,547
145,491	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34*	164,076
57,324	Countrywide Home Loans, Series 2005-22, Class 2A1, 3.20%, 11/25/35*(b)	51,071

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$4,568	Countrywide Home Loans, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19*	$4,574
44,801	Countrywide Home Loans, Series 2005- J1, Class 1A8, 5.50%, 2/25/35*	44,643
22,525	Countrywide Home Loans, Series 2005- J8, Class 1A6, 5.50%, 7/25/35*	2,543
46,622	Countrywide Home Loans, Series 2007- J3, Class A10, 6.00%, 7/25/37*	39,230
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35*	39,567
29,871	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36*	18,816
1,131	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27*	1,089
25,091	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36*	22,756
62,436	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class 10A1, 5.49%, 9/25/33*(b)	39,791
21,990	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31*	23,524
85,660	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35*	82,672
449	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	448
14,834	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36*	14,171
		820,470
U.S. Government Agency Mortgage Backed Securities (10.2%)
113,647	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	107,727
131,724	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	131,817
128,044	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	126,314
265,183	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	262,286
148,371	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	147,936
171,483	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(b)	171,535
264,407	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	265,643
178,081	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(b)	179,141
36,111	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	36,670
195,931	Fannie Mae, Series 2015-22, Class 10A1, 2.50%, 4/25/45	197,189
209,480	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	210,283
221,832	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	224,350
67,876	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	69,508

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$38,117	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	$38,515
185,976	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	191,694
182,597	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	185,823
36,200	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	37,907
41,168	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	43,299
20,451	Fannie Mae, 4.50%, 4/1/35, Pool #814522	22,090
85	Fannie Mae, 5.00%, 3/1/18, Pool #681351	87
25,013	Fannie Mae, 5.50%, 10/1/35, Pool #838584	27,638
2,492	Fannie Mae, 6.00%, 5/1/35, Pool #357778	2,835
4,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	4,420
115,369	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	113,935
97,642	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	96,772
154,437	Freddie Mac, Series 4486, Class 10A1, 2.00%, 12/15/38	154,535
11,713	Freddie Mac, 2.27% (H15T1Y + 172 bps), 6/1/28, Pool #605508	11,764
107,448	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	107,754
174,274	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	174,773
149,276	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	150,964
225,495	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	228,128
153,684	Freddie Mac, Series 3913, Class 10A1, 3.00%, 9/15/40	155,309
8,244	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	8,287
150,615	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	155,184
185,780	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	191,486
132,737	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	135,810
98,192	Freddie Mac, Series 4357, Class NW, 3.00%, 10/15/35	100,259
80,098	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	82,941
305,712	Freddie Mac, Series 4320, Class 10A1, 3.50%, 7/15/39	318,476
248,745	Freddie Mac, Series 4332, Class 10A1, 3.50%, 12/15/43	259,699
3,778	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	3,810
206	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	212
542	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	555

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,556	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	$1,732
31,254	Freddie Mac, 7.50%, 12/15/22*	34,076
57,786	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	58,035
80,532	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	75,023
1,624	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	1,805
42,716	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	47,178
2,016	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	2,049
10,672	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	11,615
		5,366,873
Total Mortgage Backed Securities		7,477,430

Corporate Bonds (3.8%)
Banks (0.5%)
250,000	Wells Fargo & Co., 3.00%, 10/23/26	247,174
Capital Markets (0.5%)
250,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	251,889
Internet Software & Services (0.6%)
300,000	eBay, Inc., 1.79% (US0003M + 48 bps), 8/1/19	300,929
IT Services (1.0%)
500,000	International Business Machine Corp., 1.63%, 5/15/20	499,224
Oil, Gas & Consumable Fuels (0.6%)
325,000	BP Capital Markets PLC, 2.75%, 5/10/23	326,443
Technology Hardware, Storage & Peripherals (0.4%)
225,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	230,078
Thrifts & Mortgage Finance (0.2%)
188,064	Preferred Term Securities XX, Class B2, 1.70% (US0003M + 45 bps), 3/22/38, Callable 10/9/17 @ 100*(c)	130,705
Total Corporate Bonds		1,986,442

Taxable Municipal Bonds (1.9%)
Illinois (0.9%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Continuously Callable @ 100	157,209
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	300,060
		457,269
Kansas (0.5%)
250,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	275,177

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2017

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Missouri (0.2%)
$100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	$103,846
Wisconsin (0.3%)
140,000	Wisconsin St Build America Bonds, GO, Series D, 5.10%, 5/1/41, Continuously Callable @ 100	153,002

Total Taxable Municipal Bonds		989,294

U.S. Government Agency Securities (3.4%)
Fannie Mae
250,000	1.50%, 7/28/21, Callable 10/28/17 @ 100*(b)	249,801

Freddie Mac
250,000	1.00%, 11/23/21, Callable 11/23/17 @ 100*(b)	249,560

260,000	Series 0002, 1.13%, 6/28/19, Callable 9/28/17 @ 100*(b)	259,865

250,000	1.25%, 6/9/21, Callable 12/9/17 @ 100*(b)	249,717

250,000	1.50%, 5/25/21, Callable 11/25/17 @ 100*(b)(d)	250,081

250,000	1.50%, 3/14/22, Callable 9/14/17 @ 100*(b)	249,862

260,000	1.62%, 8/25/21, Callable 11/25/17 @ 100*(b)	259,760

6,923	Series 2302, 6.50%, 4/15/31	7,718
		1,526,563
Total U.S. Government Agency Securities		1,776,364

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations (16.0%)
U.S. Treasury Bonds
$3,065,000	2.25%, 8/15/46	$2,768,318
U.S. Treasury Inflation Indexed Notes
969,000	0.38%, 7/15/25	1,009,177
U.S. Treasury Notes
1,335,000	0.75%, 12/31/17	1,333,419
1,338,000	1.25%, 4/30/19	1,336,589
1,058,000	1.38%, 9/30/23	1,028,946
1,062,000	2.25%, 2/15/27	1,073,782
		4,772,736
Total U.S. Treasury Obligations		8,550,231
Investment Companies (7.2%)
17,930	iShares MSCI EAFE Index Fund	1,199,517
57,769	iShares MSCI Emerging Markets Index Fund	2,589,784
Total Investment Companies		3,789,301

Investment in Affiliates (4.0%)
1,509,372	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(e)	1,509,372
73,409	Cavanal Hill World Energy Fund, Institutional Class	592,698
Total Investment in Affiliates		2,102,070

Total Investments (Cost $43,604,233)(f) - 99.7%		52,835,829
Other assets in excess of liabilities — 0.3%		132,664
Net Assets - 100.0%		$52,968,493

(a)	Non-income producing security.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2017.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2017.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
MAC	Municipal Assurance Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements.

CAVANAL HILL FUNDS

Mid Cap Core Equity Fund

Schedule of Portfolio Investments

August 31, 2017

Shares	Security Description	Value

Common Stocks (95.6%)
Aerospace & Defense (2.5%)
168	L3 Technologies, Inc.	$30,489
288	Spirit AeroSystems Holdings, Inc., Class A	21,456
		51,945

Air Freight & Logistics (0.4%)
122	C.H. Robinson Worldwide, Inc.	8,617
Airlines (1.6%)
360	Alaska Air Group, Inc.	26,878
96	United Continental Holdings, Inc.(a)	5,948
		32,826
Auto Components (1.9%)
123	Lear Corp.	18,393
709	The Goodyear Tire & Rubber Co.	21,483
		39,876
Automobiles (0.5%)
106	Thor Industries, Inc.	11,516
Banks (1.6%)
97	Comerica, Inc.	6,620
167	Cullen/Frost Bankers, Inc.	14,061
240	East West Bancorp, Inc.	13,289
		33,970
Biotechnology (2.0%)
340	Bioverativ, Inc.(a)	19,275
168	United Therapeutics Corp.(a)	21,974
		41,249
Building Products (2.0%)
103	A.O. Smith Corp.	5,736
219	Allegion PLC	17,237
116	Lennox International, Inc.	19,225
		42,198
Capital Markets (5.2%)
853	E*Trade Financial Corp.(a)	34,981
249	Eaton Vance Corp.	11,847
57	FactSet Research Systems, Inc.	8,959
192	Federated Investors, Inc., Class B	5,244
290	Lazard, Ltd., Class A	12,439
224	LPL Financial Holdings, Inc.	10,492
207	Nasdaq, Inc.	15,604
215	SEI Investments Co.	12,569
		112,135
Chemicals (1.6%)
384	Axalta Coating Systems, Ltd.(a)	11,336
153	The Scotts Miracle-Gro Co.	14,625
95	Westlake Chemical Corp.	7,306
		33,267
Commercial Services & Supplies (1.3%)
149	Cintas Corp.	20,116
502	Pitney Bowes, Inc.	6,451
		26,567
Communications Equipment (2.4%)
597	Commscope Holding Co., Inc.(a)	19,737
251	Harris Corp.	30,848
		50,585
Consumer Finance (0.5%)
830	Navient Corp.	10,956
Containers & Packaging (3.3%)
73	AptarGroup, Inc.	6,104
529	Ball Corp.	21,155
203	Bemis Co., Inc.	8,650
120	Berry Plastics Group, Inc.(a)	6,749
246	Packaging Corp. of America	27,652
		70,310

Shares	Security Description	Value

Common Stocks, continued:
Diversified Consumer Services (0.8%)
345	ServiceMaster Global Holdings, Inc.(a)	$16,256
Diversified Telecommunication Services (0.2%)
224	CenturyLink, Inc.	4,417
Electric Utilities (2.9%)
456	Edison International	36,562
651	PPL Corp.	25,545
		62,107
Electrical Equipment (0.3%)
79	Regal-Beloit Corp.	5,957
Electronic Equipment, Instruments & Components (1.5%)
285	Avnet, Inc.	10,992
309	CDW Corp.	19,597
		30,589
Energy Equipment & Services (1.0%)
664	Patterson-UTI Energy, Inc.	10,604
538	RPC, Inc.	10,443
		21,047
Equity Real Estate Investment Trusts (6.5%)
644	American Homes 4 Rent, Class A	14,271
165	Apartment Investment & Management Co., Class A	7,479
275	Apple Hospitality REIT, Inc.	5,000
216	Douglas Emmett, Inc.	8,415
764	Duke Realty Corp.	22,706
277	Gaming and Leisure Properties, Inc.	10,856
1,139	GGP, Inc.	23,634
131	Lamar Advertising Co.	8,719
83	Regency Centers Corp.	5,339
415	Retail Properties of America	5,532
67	SL Green Realty Corp.	6,457
2,548	Vereit, Inc.	21,505
		139,913
Food & Staples Retailing (0.4%)
295	US Foods Holding Corp.(a)	8,098
Food Products (3.7%)
587	Hormel Foods Corp.	18,044
115	Ingredion, Inc.	14,239
75	Kellogg Co.	4,910
397	Pinnacle Foods, Inc.	23,546
262	Tyson Foods, Inc., Class A	16,585
		77,324
Gas Utilities (0.6%)
256	UGI Corp.	12,649
Health Care Equipment & Supplies (3.2%)
115	Hill-Rom Holdings, Inc.	8,850
1,026	Hologic, Inc.(a)	39,604
85	Teleflex, Inc.	17,999
		66,453
Health Care Providers & Services (3.4%)
431	AmerisourceBergen Corp.	34,587
45	Henry Schein, Inc.(a)	7,816
88	LifePoint Health, Inc.(a)	5,100
51	Quest Diagnostics, Inc.	5,526
113	Well Care Health Plans, Inc.(a)	19,739
		72,768
Hotels, Restaurants & Leisure (0.3%)
68	Darden Restaurants, Inc.	5,582
Household Durables (2.0%)
167	Leggett & Platt, Inc.	7,677
11	NVR, Inc.(a)	29,929
92	Tupperware Brands Corp.	5,324
		42,930

See notes to financial statements.

CAVANAL HILL FUNDS

Mid Cap Core Equity Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares	Security Description	Value

Common Stocks, continued:
Household Products (1.0%)
330	Church & Dwight Co., Inc.	$16,556
40	The Clorox Co.	5,541
		22,097
Independent Power & Renewable Electricity Producers (0.6%)
1,067	AES Corp.	11,780
Insurance (4.1%)
273	Assured Guaranty, Ltd.	11,613
112	Cincinnati Financial Corp.	8,606
351	FNF Group	16,932
112	Principal Financial Group, Inc.	7,002
74	The Hanover Insurance Group, Inc.	7,265
615	The Hartford Financial Services Group, Inc.	33,254
		84,672

Internet & Direct Marketing Retail (0.7%)
99	Expedia, Inc.	14,688
Internet Software & Services (1.3%)
271	VeriSign, Inc.(a)	28,116
IT Services (5.1%)
165	Broadridge Financial Solutions, Inc.	12,891
291	CSRA, Inc.	9,169
121	DST Systems, Inc.	6,211
81	Euronet Worldwide, Inc.(a)	7,960
284	Fiserv, Inc.(a)	35,133
219	Paychex, Inc.	12,490
388	Total System Services, Inc.	26,819
		110,673
Leisure Products (1.7%)
363	Hasbro, Inc.	35,665
Life Sciences Tools & Services (1.9%)
63	Charles River Laboratories International, Inc.(a)	6,854
228	QIAGEN NV(a)	7,335
141	Waters Corp.(a)	25,871
		40,060
Machinery (2.9%)
151	AGCO Corp.	10,336
538	Allison Transmission Holdings, Inc.	18,685
199	Colfax Corp.(a)	7,936
91	Crane Co.	6,755
144	The Timken Co.	6,458
181	The Toro Co.	11,164
		61,334
Metals & Mining (2.1%)
189	Reliance Steel & Aluminum Co.	13,687
895	Steel Dynamics, Inc.	30,833
		44,520
Mortgage Real Estate Investment Trusts (1.2%)
654	AGNC Investment Corp.	14,087
468	Annaly Capital Management, Inc.	5,850
234	Starwood Property Trust, Inc.	5,197
		25,134
Multi-Utilities (1.1%)
197	CenterPoint Energy, Inc.	5,835
95	SCANA Corp.	5,736
46	Sempra Energy	5,425
100	WEC Energy Group, Inc.	6,522
		23,518

Shares	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels (2.1%)
1,353	Marathon Oil Corp.	$15,044
209	Murphy Oil Corp.	4,736
160	ONEOK, Inc.	8,666
235	PBF Energy, Inc.	5,565
137	World Fuel Services Corp.	4,732
543	WPX Energy, Inc.(a)	5,425
		44,168
Paper & Forest Products (0.3%)
172	Domtar Corp.	6,956
Professional Services (0.8%)
360	Robert Half International, Inc.	16,308
Real Estate Management & Development (1.0%)
236	CBRE Group, Inc., Class A(a)	8,515
379	Realogy Holdings Corp.	12,848
		21,363
Road & Rail (0.8%)
163	Old Dominion Freight Line, Inc.	16,284
Semiconductors & Semiconductor Equipment (3.6%)
454	Lam Research Corp.	75,355
Software (3.1%)
354	Cadence Design Systems, Inc.(a)	13,909
152	Manhattan Associates, Inc.(a)	6,392
456	Take-Two Interactive Software(a)	44,592
		64,893
Specialty Retail (4.3%)
744	Best Buy Co., Inc.	40,370
340	Foot Locker, Inc.	11,978
101	Murphy USA, Inc.(a)	6,510
79	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	17,460
295	Williams-Sonoma, Inc.	13,570
		89,888
Technology Hardware, Storage & Peripherals (0.7%)
160	Western Digital Corp.	14,123
Trading Companies & Distributors (1.3%)
336	HD Supply Holdings, Inc.(a)	11,189
169	MSC Industrial Direct Co., Inc., Class A	11,641
37	Watsco, Inc.	5,452
		28,282
Water Utilities (0.3%)
73	American Water Works Co., Inc.	5,906
Total Common Stocks		2,017,890

Investment in Affiliates (13.2%)
277,391	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(b)	$277,391
Total Investment in Affiliates		277,391

Total Investments (Cost $2,259,952)(c) - 108.8%		2,295,281
Liabilities in excess of other assets — (8.8)%		(185,193)
Net Assets - 100.0%		$2,110,088

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Multi Cap Equity Income Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares	Security Description	Value
Investment in Affiliates (105.1%)
1,573,532	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58%(a)	$1,573,532
Total Investment in Affiliates		$1,573,532

Total Investments (Cost $1,573,532)(b) - 105.1%		1,573,532
Liabilities in excess of other assets — (5.1)%		(76,458)
Net Assets - 100.0%		$1,497,074

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

CAVANAL HILL FUNDS

Opportunistic Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks (70.8%)
Aerospace & Defense (1.3%)
2,110	Northrop Grumman Corp.	$574,363
Banks (5.4%)
17,978	Community Bank System, Inc.	925,148
37,443	Southern National Bancorp of Virginia, Inc.	627,170
15,365	SunTrust Banks, Inc.	846,612
		2,398,930
Biotechnology (3.1%)
11,250	Bioverativ, Inc.(a)	637,763
18,150	Sarepta Therapeutics, Inc.(a)	731,263
		1,369,026
Capital Markets (1.4%)
2,850	The Goldman Sachs Group, Inc.	637,659
Chemicals (7.8%)
23,010	Monsanto Co.	2,696,773
34,900	Valvoline, Inc.	743,021
		3,439,794
Commercial Services & Supplies (7.6%)
58,050	Advanced Disposal Services, Inc., Class I(a)	1,383,911
8,340	Clean Harbors, Inc.(a)	451,111
88,705	Covanta Holding Corp.	1,272,917
4,610	US Ecology, Inc.	236,954
		3,344,893
Communications Equipment (4.7%)
33,600	Cisco Systems, Inc.	1,082,256
22,020	Finisar Corp.(a)	531,783
8,100	Lumentum Holdings, Inc.(a)	460,485
		2,074,524
Construction & Engineering (2.1%)
32,985	Primoris Services Corp.	943,701
Diversified Financial Services (1.7%)
4,177	Berkshire Hathaway, Inc., Class B(a)	756,705
Diversified Telecommunication Services (1.4%)
16,700	AT&T, Inc.	625,582
Electronic Equipment, Instruments & Components (2.6%)
29,770	FLIR Systems, Inc.	1,131,260
Food Products (2.6%)
21,520	ConAgra Foods, Inc.	698,539
7,815	Pinnacle Foods, Inc.	463,508
		1,162,047
Gas Utilities (1.0%)
5,290	WGL Holdings, Inc.	445,735
Health Care Equipment & Supplies (1.6%)
8,441	Nevro Corp.(a)	727,445
Household Durables (0.6%)
14,758	Lifetime Brands, Inc.	256,789
Internet Software & Services (3.6%)
974	Alphabet, Inc., Class C(a)^	914,908
40,795	Nic, Inc.	666,998
		1,581,906
Machinery (2.8%)
30,290	FANUC Corp. ADR	589,141
24,710	KOMATSU, Ltd. ADR	668,405
		1,257,546

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Media (4.9%)
3,989	The Walt Disney Co.	$403,687
17,315	Time Warner, Inc.	1,750,546
		2,154,233
Pharmaceuticals (1.4%)
95,678	MediWound, Ltd.(a)	602,771
Semiconductors & Semiconductor Equipment (6.3%)
130,712	Lattice Semiconductor Corp.(a)	738,523
18,022	NXP Semiconductors NV(a)	2,035,765
		2,774,288
Software (1.1%)
9,300	Oracle Corp.	468,069
Specialty Retail (5.8%)
42,175	Cabela’s, Inc., Class A(a)	2,264,797
4,077	Lowe’s Cos., Inc.	301,250
		2,566,047
Total Common Stocks		31,293,313

Corporate Bonds (13.8%)
Energy Equipment & Services (5.2%)
1,403,000	Ensco PLC, 4.70%, 3/15/21	1,332,850
978,400	Unit Corp., 6.63%, 5/15/21, Callable 10/10/17 @ 102*	961,278
		2,294,128
Household Durables (3.6%)
1,519,000	Century Communities, Inc., 6.88%, 5/15/22, Callable 10/10/17 @ 105*	1,602,545
Software (2.5%)
1,090,000	Microsoft Corp., 2.38%, 5/1/23, Callable 2/1/23 @ 100*	1,096,741
Technology Hardware, Storage & Peripherals (2.5%)
1,090,000	Apple, Inc., 2.40%, 5/3/23	1,093,634
Total Corporate Bonds		6,087,048

Investment Companies (7.5%)
17,307	iPath S&P 500 VIX Short-Term Futures ETN	801,660
40,380	iShares Currency Hedged MSCI Japan ETF	1,193,633
58,225	iShares MSCI Europe Financials ETF	1,319,961
Total Investment Companies		3,315,254

Investment in Affiliates (10.3%)
4,172,662	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58% (b)	4,172,662
374,113	Cavanal Hill U.S. Treasury Fund, Institutional Class, 0.00% (b)	374,113
Total Investment in Affiliates		4,546,775
Total Investments (Cost $43,190,229)(c) - 102.4%		45,242,390
Liabilities in excess of other assets — (2.4)%		(1,072,785)
Net Assets - 100%		$44,169,605

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

^	All or portion of the shares have been committed as collateral for open short positions.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note

See notes to financial statements.

CAVANAL HILL FUNDS

World Energy Fund

Schedule of Portfolio Investments

August 31, 2017

Shares or Principal Amount	Security Description	Value

Common Stocks (91.1%)
Aerospace & Defense (1.0%)
9,000	Hexcel Corp.	$483,930
Auto Components (1.4%)
6,000	Visteon Corp.(a)	692,640
Chemicals (2.5%)
10,500	Albemarle Corp.	1,220,730
Construction & Engineering (1.3%)
17,000	Quanta Services, Inc.(a)	610,810
Electric Utilities (0.9%)
527	ALLETE, Inc.	40,753
1,315	CPFL Energia SA ADR	22,552
531	Duke Energy Corp.	46,356
5,730	Enersis Americas SA ADR	61,540
2,948	Korea Electric Power Corp. ADR	57,044
382	MGE Energy, Inc.	24,295
356	NextEra Energy, Inc.	53,583
528	Otter Tail Corp.	22,070
1,192	Pampa Energia SA ADR(a)	72,724
751	The Southern Co.	36,243
		437,160
Electrical Equipment (4.2%)
55,000	TPI Composites, Inc.(a)	1,118,700
29,261	Vestas Wind Systems A/S ADR	886,316
		2,005,016
Energy Equipment & Services (13.5%)
204	Baker Hughes A GE Co.	6,916
28,397	Halliburton Co.	1,106,631
741	Helmerich & Payne, Inc.	31,374
30,000	Keane Group, Inc.(a)	388,500
1,459	Patterson-UTI Energy, Inc.	23,300
55,000	ProPetro Holding Corp.(a)	633,050
4,049	Schlumberger Ltd.	257,152
35,733	Technipfmc PLC(a)	922,983
77,249	Tenaris SA ADR	2,052,506
66,240	Unit Corp.(a)	1,054,541
		6,476,953
Gas Utilities (0.9%)
1,552	Atmos Energy Corp.	136,637
216	Chesapeake Utilities Corp.	17,161
468	National Fuel & Gas Co.	27,135
552	Northwest Natural Gas Co.	36,598
893	ONE Gas, Inc.	67,189
194	Southwest Gas Corp.	15,427
633	Spire, Inc.	48,425
959	UGI Corp.	47,384
499	WGL Holdings, Inc.	42,046
		438,002
Independent Power & Renewable Electricity Producers (0.7%)
14,401	AES Corp.	158,987
180	Ormat Technologies, Inc.	10,339
1,261	Terraform Power, Inc.(a)	17,604
9,022	Vistra Energy Corp.	159,689
		346,619
Industrial Conglomerates (1.9%)
13,639	Siemens AG ADR	894,446
Multi-Utilities (1.1%)
318	Consolidated Edison, Inc.	26,798
1,031	Dominion Resources, Inc.	81,212
519	DTE Energy Co.	58,294
617	MDU Resources Group, Inc.	16,684
3,683	National Grid PLC ADR	235,086
747	Sempra Energy	88,094

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Multi-Utilities, continued:
445	Vectren Corp.	$29,196
		535,364
Oil, Gas & Consumable Fuels (61.3%)
15,785	Chevron Corp.	1,698,782
126	CNOOC Ltd. ADR	15,315
10,950	Concho Resources, Inc.(a)	1,215,122
23,500	Cone Midstream Partners LP	409,605
18,352	ConocoPhillips	801,248
30,000	Continental Resources, Inc.(a)	1,017,600
21,386	Delek Logistics Partners LP	670,451
15,622	Diamondback Energy, Inc.(a)	1,418,321
49,471	Enbridge, Inc.	1,978,345
200,006	Encana Corp.	1,866,056
21,879	Enterprise Products Partners LP	570,386
18,301	EOG Resources, Inc.	1,555,402
6,500	Equities Midstream Partners LP	496,405
14,340	Exxon Mobil Corp.	1,094,572
23,000	Imperial Oil Ltd.	679,650
6,547	Kinder Morgan, Inc.	126,554
102,162	Laredo Petroleum, Inc.(a)	1,268,852
70,000	Marathon Oil Corp.	778,400
3,113	Marathon Petroleum Corp.	163,277
8,514	Occidental Petroleum Corp.	508,286
6,919	Pembina Pipeline Corp.	222,999
28,493	Phillips 66	2,387,998
5,000	Pioneer Natural Resources Co.	648,250
38,222	RSP Permian, Inc.(a)	1,199,406
22,000	TOTAL SA ADR	1,144,880
43,167	TransCanada Corp.	2,192,884
26,233	Ultrapar Participacoes SA ADR	610,704
8,565	Valero Energy Corp.	583,277
27,456	Woodside Petroleum Ltd. ADR	638,077
148,502	WPX Energy, Inc.(a)	1,483,535
		29,444,639
Water Utilities (0.4%)
712	American States Water Co.	35,102
1,493	American Water Works Co., Inc.	120,783
1,119	Aqua America, Inc.	37,375
122	Connecticut Water Service, Inc.	6,617
		199,877
Total Common Stocks		43,786,186

Corporate Bonds (6.0%)
Energy Equipment & Services (2.5%)
210,000	Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100*	143,850
121,000	Ensco PLC, 8.00%, 1/31/24, Callable 10/31/23 @ 100*	108,900
395,000	National Oilwell Varco, Inc., 2.60%, 12/1/22, Callable 9/1/22 @ 100*	386,407
700,000	Weatherford International PLC, 5.95%, 4/15/42, Callable 10/17/41 @ 100*	556,500
		1,195,657
Oil, Gas & Consumable Fuels (3.5%)
500,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/10/17 @ 103*	514,999
500,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 10/10/17 @ 103*	502,500
360,000	Laredo Petroleum, Inc., 7.38%, 5/1/22, Callable 10/10/17 @ 104*	369,900
325,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100*	311,188

See notes to financial statements.

CAVANAL HILL FUNDS

World Energy Fund

Schedule of Portfolio Investments, Concluded

August 31, 2017

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Oil, Gas & Consumable Fuels, continued:
		$1,698,587
Total Corporate Bonds		2,894,244
Investment in Affiliates (2.4%)
1,169,730	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 0.58% (b)	1,169,730
Total Investment in Affiliates		$1,169,730

Total Investments (Cost $46,140,034)(c) - 99.5%		47,850,160
Other assets in excess of liabilities — 0.5%		242,552
Net Assets - 100%		$48,092,712

The Advisor has determined that 51.0% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2017.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements

August 31, 2017

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2017, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Limited Duration Fund (formerly Short-Term Income Fund), Moderate Duration Fund (formerly Intermediate Bond Fund), Bond Fund, Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund (formerly U.S. Large Cap Equity Fund), Opportunistic Fund, and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). As of August 10, 2017, Multi Cap Equity Income Fund closed to new shareholder purchases. Each Fund is registered as a diversified portfolio of the Trust with the exception of the World Energy Fund which is non-diversified. The Intermediate Tax-Free Bond Fund, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund, Opportunistic Fund, and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Select Shares and Premier Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Institutional and Service Shares, and the Government Securities Money Market Fund is authorized to issue an unlimited number of Institutional Shares. As of August 31, 2017, both the Select and Premier Shares of U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

On July 28, 2017, the Board approved a plan to liquidate and terminate the Multi Cap Equity Income Fund, effective October 10, 2017, upon the recommendation of the Fund’s investment adviser.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets

• Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

The following is a summary categorization, as of August 31, 2017, of each Fund’s investments in the fair value hierarchy:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$709,497,900	$—	$709,497,900
Repurchase Agreements	—	574,599,654	—	574,599,654
Investment Companies	13,766,533	—	—	13,766,533
Total Investments	13,766,533	1,284,097,554	—	1,297,864,087

Government Securities Money Market
U.S. Government Agency Securities	—	558,548,240	—	558,548,240
U.S. Treasury Obligations	—	289,656,809	—	289,656,809
Repurchase Agreements	—	666,777,611	—	666,777,611
Investment Companies	66,785,970	—	—	66,785,970
Total Investments	66,785,970	1,514,982,660	—	1,581,768,630

Intermediate Tax-Free Bond Fund
Municipal Bonds[1]	—	37,630,921	—	37,630,921
Affiliated Investment Companies	1,002,526	—	—	1,002,526
Total Investments	1,002,526	37,630,921	—	38,633,447

Limited Duration Fund
Asset Backed Securities	—	10,381,001	—	10,381,001
Mortgage Backed Securities[2]	—	47,316,910	—	47,316,910
Corporate Bonds[3]	—	7,052,221	—	7,052,221
Taxable Municipal Bonds[1]	—	2,727,105	—	2,727,105
U.S. Government Agency Securities	—	2,698,601	—	2,698,601
U.S. Treasury Obligations	—	25,451,990	—	25,451,990
Affiliated Investment Companies	3,234,090	—	—	3,234,090
Total Investments	3,234,090	95,627,828	—	98,861,918

Moderate Duration Fund
Asset Backed Securities	—	1,544,648	—	1,544,648
Mortgage Backed Securities[2]	—	19,198,124	—	19,198,124
Corporate Bonds[3]	—	4,173,050	—	4,173,050
Taxable Municipal Bonds[1]	—	1,155,758	—	1,155,758
U.S. Government Agency Securities	—	3,245,473	—	3,245,473
U.S. Treasury Obligations	—	15,197,893	—	15,197,893
Affiliated Investment Companies	1,047,828	—	—	1,047,828
Total Investments	1,047,828	44,514,946	—	45,562,774

Bond Fund
Asset Backed Securities	—	654,900	—	654,900
Mortgage Backed Securities[2]	—	45,105,676	—	45,105,676
Corporate Bonds[3]	—	8,083,136	—	8,083,136
Taxable Municipal Bonds[1]	—	9,645,489	—	9,645,489
U.S. Government Agency Securities	—	11,082,107	—	11,082,107
U.S. Treasury Obligations	—	49,263,486	—	49,263,486
Affiliated Investment Companies	3,946,284	—	—	3,946,284
Total Investments	3,946,284	123,834,794	—	127,781,078

Active Core Fund
Common Stocks[3]	25,282,345	—	—	25,282,345
Asset Backed Securities	—	882,352	—	882,352
Mortgage Backed Securities[2]	—	7,477,430	—	7,477,430
Corporate Bonds[3]	—	1,986,442	—	1,986,442
Taxable Municipal Bonds[1]	—	989,294	—	989,294
U.S. Government Agency Securities	—	1,776,364	—	1,776,364
U.S. Treasury Obligations	—	8,550,231	—	8,550,231
Investment Companies	3,789,301	—	—	3,789,301
Affiliated Investment Companies	2,102,070	—	—	2,102,070
Total Investments	31,173,716	21,662,113	—	52,835,829

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mid Cap Core Equity Fund
Common Stocks[3]	2,017,890	—	—	2,017,890
Affiliated Investment Companies	277,391	—	—	277,391
Total Investments	2,295,281	—	—	2,295,281

Multi Cap Equity Income Fund
Affiliated Investment Companies	1,573,532	—	—	1,573,532
Total Investments	1,573,532	—	—	1,573,532

Opportunistic Fund
Common Stocks[3]	31,293,313	—	—	31,293,313
Corporate Bonds[3]	—	6,087,048	—	6,087,048
Investment Companies	3,315,254	—	—	3,315,254
Affiliated Investment Companies	4,546,775	—	—	4,546,775
Total Investments	39,155,342	6,087,048	—	45,242,390

World Energy Fund
Common Stocks[3]	43,786,186	—	—	43,786,186
Corporate Bonds[3]	—	2,894,244	—	2,894,244
Affiliated Investment Companies	1,169,730	—	—	1,169,730
Total Investments	44,955,916	2,894,244	—	47,850,160

1	Please see the Schedule of Portfolio Investments for State classification.
2	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.
3	Please see the Schedule of Portfolio Investments for Industry classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. As of the years ended August 31, 2016 and 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of August 31, 2017, based on levels assigned to securities on August 31, 2016.

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund, Opportunistic Fund, and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Opportunistic Fund engaged in short sales during the period ending August 31, 2017.

Purchased Call Options:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Opportunistic Fund engaged in limited purchased options activity during the period ending August 31, 2017; no purchased options were held as of August 31, 2017.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2017 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Limited Duration Fund:
Goal Capital Funding Trust 2007-1, Series 2007-1, A3, 124.29%, 9/25/28	04/18/17	$1,486,961	$825,564	$825,243
Sun Trust Student Loan Trust, Series 2006-1A, B, 158.39%, 10/28/37	05/26/17	1,340,018	1,395,869	1,286,025

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Limited Duration Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund, Opportunistic Fund, and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, serves as the Funds’ investment adviser. Effective January 1, 2017, under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Intermediate Tax-Free Bond Fund	0.20%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%
Bond Fund	0.20%
Active Core Fund	0.35%
Mid Cap Core Equity Fund	0.55%*
Multi Cap Equity Income Fund	0.40%
Opportunistic Fund	0.85%
World Energy Fund	0.60%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed 0.81% of average daily net assets, plus class-specific fees, through December 31, 2017.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

During the period September 1, 2016 through December 31, 2016, the Adviser received fees according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Advisory Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Government Securities Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Limited Duration Fund	0.55%	0.40%
Moderate Duration Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Active Core Fund	0.74%	0.39%
Multi Cap Equity Income Fund	0.69%	0.29%
Opportunistic Fund	0.85%	0.00%
World Energy Fund	0.70%	0.10%**

*	Contractual fee waivers were in place through December 31, 2016.

**	The Adviser contractually agreed to waive or assume certain expenses through December 31, 2016, so that the expenses for each class, excluding class-specific fees, do not exceed 1.15%.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Intermediate Tax-Free Bond Fund	0.08%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Active Core Fund	0.08%
Mid Cap Core Equity Fund	0.08%
Multi Cap Equity Income Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the period ending August 31, 2017, Citi was paid $608,968 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives a fee for its services as fund accountant and CCO.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) served as transfer agent to the Trust and received a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Effective January 1, 2017, Cavanal Hill Distributors, Inc. (“CHD”) provided distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. Prior to January 1, 2017, BOK Financial Securities, Inc. (“BOKFS”) provided distribution services to the Funds pursuant to a Distribution Agreement between the Trust and BOKFS. CHD and BOKFS (collectively, the “affiliated Distributors”) are each affiliates of the Adviser and BOKF. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse affiliated Distributors a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by affiliated Distributors to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2017, affiliated Distributors and BOKF received $10,682 and $3,436,483, respectively, under these arrangements. BOKFS contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2016. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2017.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2017, affiliated Distributors and BOKF received net shareholder servicing fees of $518 and $3,713,769, respectively. For shareholder purchases made through BOKFS, such affiliates have contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2017. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statement of Operations.

Affiliated Transactions:

A summary of the Intermediate Tax-Free Bond Fund’s investment in the Tax-Free Money Market Fund, Reserve Class for the period ending August 31, 2017 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/16	Purchases	Sales	8/31/17	Income
Intermediate Tax-Free Bond Fund	$3,822,422	$842,783	$(4,665,205)	$—	$1,951
	$3,822,422	$842,783	$(4,665,205)	$—	$1,951

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Institutional Class) for the period ending August 31, 2017 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/16	Purchases	Sales	8/31/17	Income
Intermediate Tax-Free Bond Fund	$—	$11,553,371	$(10,550,845)	$1,002,526	$3,059
Limited Duration Fund	1,194,282	58,689,116	(56,649,308)	3,234,090	13,639
Moderate Duration Fund	1,565,796	24,914,961	(25,432,929)	1,047,828	3,762
Bond Fund	7,816,211	59,609,523	(63,479,450)	3,946,284	17,905
Active Core Fund	923,090	21,633,642	(21,047,360)	1,509,372	7,004
Mid Cap Core Equity Fund	—	2,354,787	(2,077,396)	277,391	214
Multi Cap Equity Income Fund	147,623	6,725,296	(5,299,387)	1,573,532	1,005
Opportunistic Fund	2,724,613	50,185,270	(48,737,221)	4,172,662	14,174
World Energy Fund	1,397,303	20,029,782	(20,257,355)	1,169,730	5,558
	$15,768,918	$255,860,265	$(253,531,251)	$17,933,415	$66,320

A summary of the Active Core Fund’s investment in an affiliated fund (World Energy Fund, Institutional Class) for the period ending August 31, 2017 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/16	Purchases	Sales	8/31/17	Income
Active Core Fund	$635,042	$—	$—	$592,698	$7,191
	$635,042	$—	$—	$592,698	$7,191

A summary of the Opportunistic Fund’s investment in an affiliated fund (U.S. Treasury Fund, Institutional Class) for the period ending August 31, 2017 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/16	Purchases	Sales	8/31/17	Income
Opportunistic Fund	$—	$2,669,142	$(2,295,029)	$374,113	$—
	$—	$2,669,142	$(2,295,029)	$374,113	$—

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the period ending August 31, 2017 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$12,729,643	$11,895,000
Limited Duration Fund	16,060,501	16,409,364
Moderate Duration Fund	2,723,032	5,585,332
Bond Fund	15,773,013	14,901,967
Active Core Fund	12,109,441	21,452,141
Mid Cap Core Equity Fund	2,604,020	611,041
Multi Cap Equity Income Fund	5,718,120	17,900,451
Opportunistic Fund	84,753,043	84,665,871
World Energy Fund	53,881,915	55,024,286

Purchases and sales of long-term U.S. government securities for the period ending August 31, 2017 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$50,656,298	$76,355,659
Bond Fund	86,756,175	126,955,752
Moderate Duration Fund	43,344,368	64,901,707
Active Core Fund	18,450,144	23,380,339

5.	Credit Risk and Other Risk Considerations:

The Intermediate Tax-Free Bond Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund and Active Core Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Core Equity Fund invests primarily in a diversified portfolio of common stocks of mid-capitalization U.S. companies which are subject to investment risk because of weakness in the stock markets, a particular industry, or specific holdings.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

In connection with the planned liquidation of Multi Cap Equity Income Fund, as described in Note 1 above, the year-end for that fund was changed from August 31 to July 31, for federal income tax purposes only. The Fund retained its August 31 fiscal year end for all purposes other than federal income tax.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

At August 31, 2017 (July 31, 2017 for Multi Cap Equity Income Fund), the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of	Unrealized	Unrealized	Net Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Intermediate Tax-Free Bond Fund	$37,293,594	$1,361,612	$(21,759)	$1,339,853
Limited Duration Fund	100,410,460	487,241	(2,035,783)	(1,548,542)
Moderate Duration Fund	45,799,391	378,375	(614,992)	(236,617)
Bond Fund	128,538,731	779,864	(1,537,517)	(757,653)
Active Core Fund	43,827,463	9,820,995	(812,629)	9,008,366
Mid Cap Core Equity Fund	2,270,778	121,932	(97,429)	24,503
Multi Cap Equity Income Fund	2,872,580	411,540	(75,241)	336,299
Opportunistic Fund	43,206,653	2,711,272	(675,535)	2,035,737
World Energy Fund	46,515,154	3,209,688	(1,874,682)	1,335,006

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2017 and 2016 were as follows:

	Distributions Paid From:
	Net					Total
	Investment	Net Long-	Total Taxable	Tax-Exempt	Return of	Distributions
2017	Income	Term Gains	Distributions	Distributions	Capital	Paid*
U.S. Treasury Fund	$1,321,732	$—	$1,321,732	$—	$—	$1,321,732
Government Securities Money Market Fund	4,154,714	—	4,154,714	—	—	4,154,714
Intermediate Tax-Free Bond	2,587	22,960	25,547	995,167	—	1,020,714
Limited Duration Fund	1,588,660	—	1,588,660	—	—	1,588,660
Moderate Duration Fund	1,211,375	—	1,211,375	—	—	1,211,375
Bond Fund	2,528,019	224,419	2,752,438	—	—	2,752,438
Active Core Fund	957,826	1,722,904	2,680,730	—	—	2,680,730
Mid Cap Core Equity Fund	3,680	—	3,680	—	—	3,680
Multi Cap Equity Income Fund**	640,358	4,657,544	5,297,902	—	—	5,297,902
Opportunistic Fund	128,170	—	128,170	—	—	128,170
World Energy Fund	368,212	—	368,212	—	87,292	455,504

* Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

**Includes final distribution of $1,998,101 paid on August 9, 2017 after the July 31, 2017 tax year end.

	Distributions Paid From:
	Net		Total		Total
	Investment	Net Long-	Taxable	Tax-Exempt	Distributions
2016	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	141,527	—	141,527	—	141,527
Governement Securities Money Market Fund	388,661	—	388,661	—	388,661
Intermediate Tax-Free Bond	—	—	—	1,020,033	1,020,033
Limited Duration Fund	1,938,188	—	1,938,188	—	1,938,188
Moderate Duration Fund	1,041,363	—	1,041,363	—	1,041,363
Bond Fund	3,096,661	—	3,096,661	—	3,096,661
Active Core Fund	1,069,553	2,834,927	3,904,480	—	3,904,480
Multi Cap Equity Income Fund	107,021	1,140,555	1,247,576	—	1,247,576
Opportunistic Fund	756,603	375,968	1,132,571	—	1,132,571
World Energy Fund	536,364	—	536,364	—	536,364

* Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

As of August 31, 2017 (July 31, 2017 for Multi Cap Equity Income Fund), the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed			Accumulated	Unrealized	Total
	Income/Tax-	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Fund	Exempt Income	Capital Gains	Earnings	Payable	Other Losses*	(Depreciation)**	Earnings/(Deficit)
U.S. Treasury Fund	$487,153	$—	$487,153	$(487,098)	$(936)	$—	$(881)
Government Securities
Money Market Fund	830,831	—	830,831	(831,521)	(657,695)	—	(658,385)
Intermediate Tax-Free Bond	77,330	—	77,330	(72,445)	—	1,339,853	1,344,738
Limited Duration Fund	551,897	—	551,897	(137,997)	(9,796,122)	(1,548,542)	(10,930,764)
Moderate Duration Fund	58,074	—	58,074	(49,880)	(8,298,086)	(236,617)	(8,526,509)
Bond Fund	401,069	—	401,069	(195,390)	(2,453,771)	(757,653)	(3,005,745)
Active Core Fund	242,301	2,092,825	2,335,126	—	(75,866)	9,008,366	11,267,626
Mid Cap Core Equity Fund	4,225	—	4,225	—	—	24,503	28,728
Multi Cap Equity
Income Fund	553,994	1,107,807	1,661,801	—	—	336,299	1,998,100
Opportunistic Fund	1,688,430	678,126	2,366,556	—	—	2,035,737	4,402,293
World Energy Fund	—	—	—	—	(17,043,135)	1,335,006	(15,708,129)

*	See below for post-October losses and capital loss carryforwards.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts. Excludes unrealized depreciation on securities sold short.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2017 (July 31, 2017 for Multi Cap Equity Income Fund), the Funds’ deferred post-October capital losses were as follows:

Post-October
Fund	Capital Losses
Bond Fund	$2,453,771
Active Core Fund	75,866

At August 31, 2017 (July 31, 2017 for Multi Cap Equity Income Fund), the following Funds had capital loss carryforwards as summarized in the tables below.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Government Securities Money Market Fund	$107,078	2018
Government Securities Money Market Fund	550,617	2019
Limited Duration Fund	3,730,873	2018
Limited Duration Fund	173,448	2019
Moderate Duration Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
U.S. Treasury Fund	$936	$—	$936
Limited Duration Fund	—	5,891,801	5,891,801
Moderate Duration Fund	868,745	4,184,675	5,053,420
World Energy Fund	14,887,977	2,155,158	17,043,135

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2017

7.	Investment Company Reporting Modernization:

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the Regulation S-X amendments was August 1, 2017 and compliance should be based on the reporting period-end date. The compliance date for Form N-PORT and Form N-CEN is June 1, 2018 and compliance should be based on the reporting period-end date. The Funds’ adoption of these amendments, effective with the financial statements prepared as of August 31, 2017, had no effect on the Funds’ net assets or results of operations.

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

As discussed in Note 1 above, the Multi Cap Equity Income Fund provided a liquidating redemption to shareholders effective October 10, 2017. No additional disclosures and/or adjustments were required as of August 31, 2017.

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CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2017	$1.000	$0.001	$0.001	$(0.001)	$—	$(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—

Service Shares
Year Ended August 31, 2017	1.000	0.003	0.003	(0.003)	—	(0.003)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—

Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—

Select Shares
September 15, 2016(d) through August 31, 2017	1.000	0.005	0.005	(0.005)	—	(0.005)

Premier Shares
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$1.000	0.08%	$1,057,228	0.53%	0.08%	0.73%
1.000	0.01%	1,310,795	0.22%	0.01%	0.79%
1.000	0.00%	1,299,328	0.07%	—%	0.86%
1.000	0.00%	941,223	0.07%	—%	0.86%
1.000	0.01%	822,664	0.11%	0.01%	0.86%

1.000	0.25%	30,662	0.37%	0.22%	0.73%
1.000	0.01%	44,780	0.23%	—%	0.79%
1.000	0.00%	42,966	0.07%	—%	0.86%
1.000	0.00%	49,967	0.07%	—%	0.86%
1.000	0.01%	39,921	0.10%	0.01%	0.86%

1.000	0.35%	209,469	0.27%	0.35%	0.48%
1.000	0.03%	219,856	0.21%	0.02%	0.54%
1.000	0.00%	110,133	0.07%	—%	0.61%
1.000	0.00%	138,842	0.07%	—%	0.61%
1.000	0.01%	185,370	0.10%	0.01%	0.61%

1.000	0.14%	686,821	0.49%	0.13%	0.72%
1.000	0.01%	945,475	0.27%	0.01%	0.80%
1.000	0.01%	942,950	0.10%	0.01%	0.86%
1.000	0.01%	722,168	0.10%	0.01%	0.86%
1.000	0.01%	613,298	0.12%	0.01%	0.86%

1.000	0.38%	181,637	0.27%	0.32%	0.47%
1.000	0.05%	756,948	0.24%	0.04%	0.55%
1.000	0.01%	583,051	0.10%	0.01%	0.61%
1.000	0.01%	473,727	0.10%	0.01%	0.61%
1.000	0.01%	570,786	0.12%	0.01%	0.61%

1.000	0.45%	640,260	0.19%	0.48%	0.47%

1.000	0.41%	72,292	0.24%	0.43%	0.97%
1.000	0.07%	15,874	0.22%	0.06%	1.05%
1.000	0.01%	3,365	0.10%	0.01%	1.11%
1.000	0.01%	196	0.10%	0.01%	1.11%
1.000	0.02%	219	0.10%	0.01%	1.11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2017	$11.25	$0.25	$(0.18)	$0.07	$(0.25)	$(0.01)	$(0.26)
Year Ended August 31, 2016	11.18	0.26	0.07	0.33	(0.26)	—	(0.26)
Year Ended August 31, 2015	11.35	0.26	(0.17)	0.09	(0.26)	—	(0.26)
Year Ended August 31, 2014	11.04	0.31	0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.29	(0.62)	(0.33)	(0.30)	—	(0.30)

Institutional Shares
Year Ended August 31, 2017	11.26	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)
Year Ended August 31, 2016	11.19	0.29	0.07	0.36	(0.29)	—	(0.29)
Year Ended August 31, 2015	11.36	0.29	(0.17)	0.12	(0.29)	—	(0.29)
Year Ended August 31, 2014	11.05	0.33	0.34	0.67	(0.34)	(0.02)	(0.36)
Year Ended August 31, 2013	11.68	0.33	(0.63)	(0.30)	(0.33)	—	(0.33)

A Shares
Year Ended August 31, 2017	11.26	0.25	(0.18)	0.07	(0.25)	(0.01)	(0.26)
Year Ended August 31, 2016	11.19	0.26	0.07	0.33	(0.26)	—	(0.26)
Year Ended August 31, 2015	11.36	0.27	(0.17)	0.10	(0.27)	—	(0.27)
Year Ended August 31, 2014	11.05	0.31	0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.39	(0.65)	(0.26)	(0.36)	—	(0.36)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$11.06	0.63%	$4,801	0.81%	2.30%	1.18%	31%
11.25	3.02%	4,838	0.74%	2.35%	1.33%	8%
11.18	0.84%	4,609	0.80%	2.34%	1.52%	6%
11.35	5.85%	1,907	0.74%	2.72%	1.43%	—%
11.04	(2.92)%	2,262	0.73%	2.57%	1.43%	7%

11.07	0.89%	30,725	0.55%	2.56%	0.93%	31%
11.26	3.28%	33,861	0.48%	2.61%	1.08%	8%
11.19	1.11%	33,950	0.57%	2.60%	1.27%	6%
11.36	6.12%	32,816	0.48%	2.98%	1.18%	—%
11.05	(2.66)%	31,112	0.48%	2.82%	1.18%	7%

11.07	0.59%	3,301	0.85%	2.26%	1.03%	31%
11.26	2.98%	3,242	0.76%	2.31%	1.18%	8%
11.19	0.85%	1,904	0.82%	2.34%	1.37%	6%
11.36	5.85%	1,323	0.73%	2.72%	1.28%	—%
11.05	(2.33)%	1,491	0.73%	2.57%	1.28%	7%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Limited Duration Fund
Investor Shares
Year Ended August 31, 2017	$9.60	$0.08		$0.05	$0.13	$(0.12)	$—	$(0.12)
Year Ended August 31, 2016	9.60	0.08		0.03	0.11	(0.11)	—	(0.11)
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.07		0.14	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.12	(e)	(0.01)	0.11	(0.13)	—	(0.13)

Institutional Shares
Year Ended August 31, 2017	9.59	0.11		0.05	0.16	(0.15)	—	(0.15)
Year Ended August 31, 2016	9.59	0.11		0.03	0.14	(0.14)	—	(0.14)
Year Ended August 31, 2015	9.61	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Year Ended August 31, 2014	9.51	0.10		0.12	0.22	(0.12)	—	(0.12)
Year Ended August 31, 2013	9.53	0.14	(e)	(0.01)	0.13	(0.15)	—	(0.15)

A Shares
Year Ended August 31, 2017	9.60	0.09		0.05	0.14	(0.13)	—	(0.13)
Year Ended August 31, 2016	9.60	0.08		0.04	0.12	(0.12)	—	(0.12)
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.08		0.13	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.11	(e)	0.01	0.12	(0.14)	—	(0.14)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.61	1.37%	$15,691	0.74%	0.89%	1.08%	69%
9.60	1.19%	36,878	0.69%	0.87%	1.29%	80%
9.60	0.71%	44,030	0.67%	0.82%	1.42%	39%
9.62	2.21%	41,940	0.67%	0.79%	1.41%	48%
9.51	1.15%	40,195	0.66%	1.29%	1.41%	45%

9.60	1.68%	82,109	0.43%	1.22%	0.83%	69%
9.59	1.48%	89,098	0.39%	1.16%	1.04%	80%
9.59	0.97%	105,478	0.42%	1.06%	1.17%	39%
9.61	2.36%	118,684	0.41%	1.01%	1.16%	48%
9.51	1.41%	99,361	0.41%	1.49%	1.16%	45%

9.61	1.43%	1,238	0.68%	0.97%	0.93%	69%
9.60	1.23%	1,635	0.64%	0.96%	1.14%	80%
9.60	0.72%	7,996	0.67%	0.81%	1.27%	39%
9.62	2.22%	7,970	0.66%	0.68%	1.26%	48%
9.51	1.25%	2,929	0.66%	1.14%	1.26%	45%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2017	$10.60	$0.09	$(0.02)	$0.07	$(0.19)	$—	$(0.19)
Year Ended August 31, 2016	10.53	0.14	0.08	0.22	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.01)	0.11	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09	0.36	0.45	(0.13)	—	(0.13)
Year Ended August 31, 2013	9.94	0.16	0.33	0.49	(0.21)	—	(0.21)

Institutional Shares
Year Ended August 31, 2017	10.60	0.12	(0.02)	0.10	(0.22)	—	(0.22)
Year Ended August 31, 2016	10.53	0.17	0.08	0.25	(0.18)	—	(0.18)
Year Ended August 31, 2015	10.55	0.15	(0.02)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2014	10.23	0.11	0.37	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2013	9.95	0.20	0.32	0.52	(0.24)	—	(0.24)

A Shares
Year Ended August 31, 2017	10.58	0.10	(0.01)	0.09	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.52	0.15	0.06	0.21	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.02)	0.10	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09	0.37	0.46	(0.14)	—	(0.14)
Year Ended August 31, 2013	9.94	0.18	0.32	0.50	(0.22)	—	(0.22)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.09%, (0.07)% and 0.07%, respectively, for Moderate Duration Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge) (a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.48	0.69%		$10,375	0.89%		0.93%		1.24%	87%
10.60	2.09%		14,176	0.79%		1.24%		1.34%	129%
10.53	1.04	%(e)	17,009	0.78	%(e)	1.18	%(e)	1.55%	57%
10.54	4.47%		19,477	0.92%		0.76%		1.61%	70%
10.22	4.94%		18,712	0.90%		1.57%		1.59%	26%

10.48	0.99%		34,078	0.60%		1.22%		0.99%	87%
10.60	2.39%		52,057	0.49%		1.52%		1.09%	129%
10.53	1.24%		28,295	0.60%		1.37%		1.30%	57%
10.55	4.74%		20,608	0.66%		1.00%		1.36%	70%
10.23	5.21%		13,746	0.65%		1.97%		1.34%	26%

10.48	0.92%		983	0.85%		0.93%		1.09%	87%
10.58	2.03%		2,123	0.74%		1.30%		1.19%	129%
10.52	0.99%		17,489	0.85%		1.15%		1.40%	57%
10.54	4.49%		3,181	0.91%		0.77%		1.46%	70%
10.22	5.00%		113	0.90%		1.72%		1.44%	26%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Bond Fund
Investor Shares
Year Ended August 31, 2017	$9.77	$0.09		$(0.15)	$(0.06)	$(0.14)	$(0.02)	$(0.16)
Year Ended August 31, 2016	9.56	0.15		0.24	0.39	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.57	0.15		—	0.15	(0.16)	—	(0.16)
Year Ended August 31, 2014	9.32	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.20	(f)	(0.16)	0.04	(0.24)	—	(0.24)

Institutional Shares
Year Ended August 31, 2017	9.75	0.12		(0.16)	(0.04)	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2016	9.54	0.18		0.23	0.41	(0.20)	—	(0.20)
Year Ended August 31, 2015	9.57	0.18		(0.02)	0.16	(0.19)	—	(0.19)
Year Ended August 31, 2014	9.32	0.19		0.26	0.45	(0.20)	—	(0.20)
Year Ended August 31, 2013	9.51	0.22	(f)	(0.14)	0.08	(0.27)	—	(0.27)

A Shares
Year Ended August 31, 2017	9.75	0.09		(0.13)	(0.04)	(0.15)	(0.02)	(0.17)
Year Ended August 31, 2016	9.55	0.15		0.23	0.38	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.58	0.16		(0.02)	0.14	(0.17)	—	(0.17)
Year Ended August 31, 2014	9.33	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.18	(f)	(0.12)	0.06	(0.25)	—	(0.25)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.10%, (0.16)% and 0.16%, respectively, for Bond Fund.

(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)

Net Asset Value, End of Period	Total Return (Excludes Sales Charge) (a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.55	(0.57)%		$7,305	0.71%		1.01%		1.06%	79%
9.77	4.11%		11,279	0.68%		1.52%		1.26%	107%
9.56	1.61	%(e)	8,167	0.54	%(e)	1.82	%(e)	1.43%	83%
9.57	4.58%		6,988	0.78%		1.70%		1.48%	60%
9.32	0.44%		10,106	0.77%		2.12%		1.47%	34%

9.52	(0.41)%		119,604	0.44%		1.28%		0.81%	79%
9.75	4.39%		155,660	0.41%		1.79%		1.01%	107%
9.54	1.68%		99,270	0.48%		1.90%		1.18%	83%
9.57	4.84%		65,616	0.53%		1.93%		1.23%	60%
9.32	0.80%		38,124	0.52%		2.32%		1.22%	34%

9.54	(0.45)%		176	0.69%		1.03%		0.91%	79%
9.75	4.02%		277	0.66%		1.62%		1.11%	107%
9.55	1.42%		1,058	0.73%		1.68%		1.28%	83%
9.58	4.58%		505	0.78%		1.62%		1.33%	60%
9.33	0.65%		63	0.77%		1.92%		1.32%	34%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Active Core Fund
Investor Shares
Year Ended August 31, 2017	$13.35	$0.17		$0.76	$0.93	$(0.17)	$(0.39)	$(0.56)
Year Ended August 31, 2016	13.38	0.23		0.58	0.81	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.29	0.20		(0.10)	0.10	(0.19)	(0.82)	(1.01)
Year Ended August 31, 2014	13.45	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.84	0.25	(f)	0.84	1.09	(0.25)	(0.23)	(0.48)
Institutional Shares
Year Ended August 31, 2017	13.39	0.20		0.77	0.97	(0.21)	(0.39)	(0.60)
Year Ended August 31, 2016	13.39	0.23		0.61	0.84	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.33	0.23		(0.12)	0.11	(0.23)	(0.82)	(1.05)
Year Ended August 31, 2014	13.49	0.25		1.65	1.90	(0.25)	(0.81)	(1.06)
Year Ended August 31, 2013	12.87	0.29	(f)	0.85	1.14	(0.29)	(0.23)	(0.52)
A Shares
Year Ended August 31, 2017	13.31	0.17		0.76	0.93	(0.18)	(0.39)	(0.57)
Year Ended August 31, 2016	13.32	0.20		0.60	0.80	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2015	14.27	0.20		(0.13)	0.07	(0.20)	(0.82)	(1.02)
Year Ended August 31, 2014	13.43	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.83	0.23	(f)	0.86	1.09	(0.26)	(0.23)	(0.49)
C Shares
Year Ended August 31, 2017	13.31	0.08		0.74	0.82	(0.09)	(0.39)	(0.48)
Year Ended August 31, 2016	13.31	0.10		0.61	0.71	(0.09)	(0.62)	(0.71)
December 31, 2014(e) through August 31, 2015	13.59	0.10		(0.34)	(0.24)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.14%, (0.18)% and 0.18%, respectively, for Active Core Fund.

(f)	Calculated using average shares

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$13.72	7.24%		$5,275	0.98%		1.28%		1.37%	55%
13.35	6.36%		7,921	0.88%		1.52%		1.52%	69%
13.38	0.59	%(e)	11,490	0.74	%(e)	1.57	%(e)	1.70%	60%
14.29	14.40%		12,019	0.93%		1.52%		1.67%	62%
13.45	8.76%		14,352	0.90%		1.92%		1.63%	74%

13.76	7.50%		46,101	0.73%		1.52%		1.12%	55%
13.39	6.62%		53,077	0.62%		1.79%		1.27%	69%
13.39	0.63%		52,775	0.71%		1.61%		1.45%	60%
14.33	14.65%		56,056	0.68%		1.78%		1.42%	62%
13.49	9.09%		52,277	0.65%		2.17%		1.38%	74%

13.67	7.20%		1,518	0.98%		1.28%		1.22%	55%
13.31	6.33%		1,391	0.87%		1.57%		1.37%	69%
13.32	0.32%		421	0.99%		1.34%		1.58%	60%
14.27	14.42%		243	0.93%		1.50%		1.52%	62%
13.43	8.73%		292	0.90%		1.72%		1.48%	74%

13.65	6.32%		75	1.73%		0.57%		2.12%	55%
13.31	5.61%		67	1.62%		0.78%		2.27%	69%

13.31	(1.80)%		55	1.86%		0.45%		2.60%	60%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	on Investments	Activities	Income	Investments	Distributions
Mid Cap Core Equity Fund
Investor Shares
December 30, 2016(e) through August 31, 2017	$10.00	$0.07	$0.32	$0.39	$(0.06)	$—	$(0.06)
Institutional Shares
December 30, 2016(e) through August 31, 2017	10.00	0.04	0.34	0.38	(0.02)	—	(0.02)
A Shares
December 30, 2016(e) through August 31, 2017	10.00	0.02	0.37	0.39	—	—	—
C Shares
December 30, 2016(e) through August 31, 2017	10.00	0.02	0.26	0.28	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
		Net		Ratio of Net
	Total Return	Assets	Ratio of Net	Investment	Ratio of Gross
Net Asset	(Excludes	End of	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	Period	Average Net	to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets (c)	Turnover(d)

$10.33	3.84%	$185	1.06%	0.72%	16.40%	45%

10.36	3.84%	1,610	0.81%	0.81%	9.65%	45%

10.39	3.90%	62	1.06%	0.45%	14.98%	45%

10.28	2.80%	253	1.81%	3.73%	25.73%	45%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	on Investments	Activities	Income	Investments	Distributions
Multi Cap Equity Income Fund
Investor Shares
Year Ended August 31, 2017	$13.36	$0.02	$0.75	$0.77	$(0.05)	$(10.91)	$(10.96)
Year Ended August 31, 2016	13.40	0.09	0.40	0.49	(0.06)	(0.47)	(0.53)
Year Ended August 31, 2015	14.80	0.03	0.11	0.14	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.07	2.77	2.84	(0.08)	(1.63)	(1.71)
Year Ended August 31, 2013	11.80	0.11	1.89	2.00	(0.11)	(0.02)	(0.13)
Institutional Shares
Year Ended August 31, 2017	13.45	0.04	0.75	0.79	(0.07)	(10.91)	(10.98)
Year Ended August 31, 2016	13.46	0.09	0.44	0.53	(0.07)	(0.47)	(0.54)
Year Ended August 31, 2015	14.88	0.07	0.09	0.16	(0.08)	(1.50)	(1.58)
Year Ended August 31, 2014	13.73	0.11	2.78	2.89	(0.11)	(1.63)	(1.74)
Year Ended August 31, 2013	11.86	0.15	1.88	2.03	(0.14)	(0.02)	(0.16)
A Shares
Year Ended August 31, 2017	13.36	0.02	0.76	0.78	(0.05)	(10.91)	(10.96)
Year Ended August 31, 2016	13.38	0.06	0.43	0.49	(0.04)	(0.47)	(0.51)
Year Ended August 31, 2015	14.79	0.03	0.10	0.13	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.08	2.76	2.84	(0.09)	(1.63)	(1.72)
Year Ended August 31, 2013	11.81	0.11	1.88	1.99	(0.11)	(0.02)	(0.13)
C Shares
Year Ended August 31, 2017	13.25	(0.03)	0.72	0.69	—	(10.91)	(10.91)
Year Ended August 31, 2016	13.33	0.02	0.37	0.39	—	(0.47)	(0.47)
December 31, 2014(g) through August 31, 2015	13.82	—	(0.49)	(0.49)	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.08%, (0.10)% and 0.10%, respectively, for Multi Cap Equity Income Fund.
(f)	The Fund received monies related to certain nonreoccurring litigation settlements during the period. The corresponding impact to the total return was 0.09% for the year ended August 31, 2015.

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
			Net			Ratio of Net
	Total Return		Assets	Ratio of Net		Investment		Ratio of Gross
Net Asset	(Excludes		End of	Expenses to		Income (Loss)		Expenses to
Value, End	Sales		Period	Average Net		to Average		Average Net	Portfolio
of Period	Charge)(a)		(000 s)	Assets		Net Assets		Assets(c)	Turnover(d)

$3.17	6.32%		$1,154	2.34%		0.15%		3.58%	108%
13.36	3.78%		1,836	1.14%		0.36%		1.67%	79%
13.40	0.52	%(e)(f)	1,954	0.91	%(e)	0.36	%(e)	1.68%	61%
14.80	21.82%		2,306	0.92%		0.49%		1.56%	94%
13.67	17.09%		1,930	0.93%		0.87%		1.57%	98%

3.26	6.26%		205	1.39%		0.50%		2.03%	108%
13.45	4.01%		9,878	0.88%		0.56%		1.43%	79%
13.46	0.65	%(f)	32,189	0.80%		0.48%		1.44%	61%
14.88	22.18%		35,209	0.67%		0.74%		1.31%	94%
13.73	17.30%		27,551	0.68%		1.12%		1.32%	98%

3.18	6.37%		111	2.26%		0.11%		3.42%	108%
13.36	3.72%		167	1.13%		0.36%		1.53%	79%
13.38	0.42	%(f)	246	0.99%		0.29%		1.48%	61%
14.79	21.84%		581	0.92%		0.45%		1.41%	94%
13.67	17.02%		65	0.93%		0.77%		1.42%	98%

3.03	5.28%		28	3.40%		(0.92)%		5.82%	108%
13.25	2.97%		10	1.88%		(0.37)%		2.43%	79%

13.33	(3.55	)%(f)	10	1.88%		(0.65)%		2.53%	61%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized	Total
	Beginning	Income	Gains (Losses)	Investment	Investment	Gains from	Dividends and
	of Period	(Loss)	on Investments	Activities	Income	Investments	Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2017	$12.86	$(0.02)	$2.08	$2.06	$(0.02)	$—	$(0.02)
Year Ended August 31, 2016	13.66	0.03	(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.85	(0.02)	0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.85	(0.01)	1.71	1.70	—	(0.70)	(0.70)
Year Ended August 31, 2013	11.26	0.02	2.00	2.02	(0.02)	(0.41)	(0.43)
Institutional Shares
Year Ended August 31, 2017	12.99	0.03	2.08	2.11	(0.05)	—	(0.05)
Year Ended August 31, 2016	13.78	0.06	(0.47)	(0.41)	(0.04)	(0.34)	(0.38)
Year Ended August 31, 2015	13.95	(0.01)	0.23	0.22	(0.01)	(0.38)	(0.39)
Year Ended August 31, 2014	12.91	0.02	1.74	1.76	(0.02)	(0.70)	(0.72)
Year Ended August 31, 2013	11.28	0.06	2.02	2.08	(0.04)	(0.41)	(0.45)
A Shares
Year Ended August 31, 2017	12.90	(0.01)	2.07	2.06	(0.01)	—	(0.01)
Year Ended August 31, 2016	13.70	0.03	(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.89	(0.02)	0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.88	—	1.72	1.72	(0.01)	(0.70)	(0.71)
Year Ended August 31, 2013	11.26	0.02	2.03	2.05	(0.02)	(0.41)	(0.43)
C Shares
Year Ended August 31, 2017	12.73	(0.02)	1.94	1.92	—	—	—
Year Ended August 31, 2016	13.60	0.01	(0.54)	(0.53)	—	(0.34)	(0.34)
December 31, 2014(e) through August 31, 2015	13.60	(0.01)	0.01	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.

Amounts designated as “-“ are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
				Ratio of Net
	Total Return		Ratio of Net	Investment	Ratio of Gross
Net Asset	(Excludes	Net Assets	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	End of Period	Average Net	to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets(c)	Turnover(d)

$14.90	15.99%	$3,009	1.60%	(0.10)%	1.81%	227%
12.86	(3.33)%	2,451	1.45%	0.22%	1.66%	266%
13.66	1.35%	1,292	1.77%	(0.31)%	2.49%	249%
13.85	13.32%	1,409	1.87%	(0.15)%	2.48%	276%
12.85	18.41%	729	2.15%	0.13%	3.46%	317%

15.05	16.27%	38,266	1.31%	0.18%	1.56%	227%
12.99	(3.03)%	33,056	1.16%	0.45%	1.41%	266%
13.78	1.55%	23,034	1.52%	(0.03)%	2.31%	249%
13.95	13.76%	12,831	1.57%	0.16%	2.23%	276%
12.91	19.02%	5,730	1.65%	0.36%	3.16%	317%

14.95	15.96%	2,321	1.56%	(0.06)%	1.66%	227%
12.90	(3.29)%	2,275	1.41%	0.17%	1.51%	266%
13.70	1.34%	3,400	1.77%	(0.31)%	2.33%	249%
13.89	13.42%	4,851	1.82%	(0.10)%	2.33%	276%
12.88	18.66%	1,415	1.90%	0.18%	3.31%	317%

14.65	15.08%	573	2.34%	(0.84)%	2.56%	227%
12.73	(3.99)%	442	2.18%	(0.55)%	2.41%	266%

13.60	0.00%	186	2.52%	(0.85)%	3.42%	249%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized
	Beginning	Income	Gains (Losses)	Investment	Investment	Gains from	Return of
	of Period	(Loss)	on Investments	Activities	Income	Investments	Capital
World Energy Fund
Investor Shares
Year Ended August 31, 2017	$8.63	$0.08	$(0.58)	$(0.50)	$(0.06)	$—	$(0.01)
Year Ended August 31, 2016	8.58	0.10	0.04	0.14	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.07	(2.98)	(2.91)	(0.06)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.06	1.59	1.65	(0.04)	—	—
Institutional Shares
Year Ended August 31, 2017	8.65	0.11	(0.59)	(0.48)	(0.08)	—	(0.02)
Year Ended August 31, 2016	8.59	0.12	0.05	0.17	(0.11)	—	—
Year Ended August 31, 2015	11.62	0.10	(2.98)	(2.88)	(0.08)	(0.07)	—
February 4, 2014(e) through August 31, 2014	10.00	0.07	1.59	1.66	(0.04)	—	—
A Shares
Year Ended August 31, 2017	8.63	0.09	(0.59)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.59	0.10	0.03	0.13	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.08	(2.98)	(2.90)	(0.06)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.06	1.59	1.65	(0.04)	—	—
C Shares
Year Ended August 31, 2017	8.57	0.02	(0.58)	(0.56)	(0.01)	—	—
Year Ended August 31, 2016	8.53	0.05	0.03	0.08	(0.04)	—	—
Year Ended August 31, 2015	11.58	0.04	(3.00)	(2.96)	(0.03)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.04	1.56	1.60	(0.02)	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
					Ratio of Net
		Total Return		Ratio of Net	Investment	Ratio of Gross
Total	Net Asset	(Excludes	Net Assets	Expenses to	Income (Loss)	Expenses to
Dividends and	Value, End	Sales	End of Period	Average Net	to Average	Average Net	Portfolio
Distributions	of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets(c)	Turnover(d)

$(0.07)	$8.06	(5.87)%	$9,316	1.33%	0.90%	1.53%	103%
(0.09)	8.63	1.66%	10,177	1.29%	1.22%	1.55%	150%
(0.12)	8.58	(25.17)%	6,419	1.28%	0.85%	1.71%	167%

(0.04)	11.61	16.51%	5,234	1.06%	1.19%	1.51%	71%

(0.10)	8.07	(5.69)%	25,809	1.01%	1.24%	1.28%	103%
(0.11)	8.65	2.09%	26,214	0.96%	1.48%	1.30%	150%
(0.15)	8.59	(24.96)%	28,873	1.00%	1.15%	1.46%	167%

(0.04)	11.62	16.66%	21,322	0.81%	1.41%	1.26%	71%

(0.07)	8.06	(5.84)%	6,836	1.26%	0.96%	1.38%	103%
(0.09)	8.63	1.59%	8,644	1.22%	1.26%	1.40%	150%
(0.12)	8.59	(25.07)%	11,901	1.26%	0.88%	1.56%	167%

(0.04)	11.61	16.49%	9,134	1.06%	1.14%	1.36%	71%

(0.01)	8.00	(6.59)%	6,131	2.01%	0.23%	2.28%	103%
(0.04)	8.57	0.99%	7,726	1.97%	0.52%	2.30%	150%
(0.09)	8.53	(25.68)%	7,217	2.04%	0.09%	2.46%	167%

(0.02)	11.58	16.01%	5,073	1.81%	0.36%	2.26%	71%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Government Securities Money Market Fund, Intermediate Tax-Free Bond Fund, Limited Duration Fund (formerly Short-Term Income Fund), Moderate Duration Fund (formerly Intermediate Bond Fund), Bond Fund, Active Core Fund, Mid Cap Core Equity Fund, Multi Cap Equity Income Fund (formerly U.S. Large Cap Equity Fund), Opportunistic Fund and World Energy Fund), including the schedules of portfolio investments, as of August 31, 2017, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 8 to the financial statements, on July 28, 2017 the Board approved a plan to liquidate and terminate the Multi Cap Equity Income Fund, effective October 10, 2017, upon the recommendation of the Fund’s investment adviser. On October 10, 2017, liquidating redemptions were provided to shareholders. Our opinion is not modified with respect to this matter.

Columbus, Ohio
October 26, 2017

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2017

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2017, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2017, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Limited Duration Fund	0.09288	0.02714	0.12002	0.11584	0.03385	0.14969	0.09739	0.02846	0.12585
Moderate Duration Fund	0.15981	0.03022	0.19003	0.18523	0.03503	0.22025	0.16305	0.03083	0.19388
Bond Fund	0.10287	0.04067	0.14354	0.12079	0.04775	0.16854	0.10401	0.04112	0.14513

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. Final 2017 tax information for the Funds will be mailed to shareholders next year by January 31, 2018. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes (as of August 31, 2017, or July 31, 2017 in the case of Multi Cap Equity Fund).

During the fiscal year ended August 31, 2017, the World Energy Fund made distributions to shareholders which have been identified as a return of capital, in the amount of $0.01 per share for Investor Shares and A Shares, and $0.02 per share for Institutional Shares. Shareholders should not use this information for federal income tax reporting purposes. You will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Other Federal Income Tax Information (as of August 31, 2017, or July 31, 2017 in the case of Multi Cap Equity Fund):

For the year ended August 31, 2016, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2015 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2017, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	54.96%
Mid Cap Core Equity Fund	100.00%
Multi Cap Equity Fund	49.61%
Opportunistic Fund	44.14%
World Energy Fund	96.69%

For the year ended August 31, 2017, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	61.83%
Mid Cap Core Equity Fund	100.00%
Multi Cap Equity Fund	50.33%
Opportunistic Fund	46.59%
World Energy Fund	100.00%

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2017:

Fund*	Amount
Intermediate Tax-Free Bond	$22,960
Bond Fund	224,419
Active Core Fund	1,722,904
Multi Cap Equity Income Fund	5,022,602

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2017, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$241
Bond Fund	34,516
Active Core Fund	37,102

For the year ended August 31, 2017, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$1,256,329
Government Securities Money Market Fund	3,959,130
Limited Duration Fund	1,581,873
Moderate Duration Fund	1,211,375
Bond Fund	2,483,913
Active Core Fund	412,547
Mid Cap Core Equity Fund	90
Multi Cap Equity Income Fund	37
Opportunistic Fund	25,279
World Energy Fund	67,311

The Intermediate Tax-Free Bond Fund designated $995,167 of its income distributions as tax-exempt distributions for the year ended August 31, 2017.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2017

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. was formally considered by the Board of Trustees at meetings held on July 27-28, 2017. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. It was also noted that the contractual investment advisory fee had been lowered the prior year and the contractual advisory fee waivers had been eliminated. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds or advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement, as so amended, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

Additionally, the Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill Investment Management, Inc.’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. The Administrative share class of the U.S. Treasury Fund was in the second quartile for the five and ten-year period ending May 31, 2017. The other U.S. Treasury share classes, Service and Institutional, were in the third quartile for the one, three, five and ten-year periods ending May 31, 2017. The Government Securities Administrative, Institutional and Premier share classes were the second quartile for the one, three five and ten-year periods ending May 31, 2017. The Limited Duration Institutional share class was in the second quartile for the three, five and ten-year periods ending May 31, 2017. The Limited Duration Institutional and A share classes were in the second quartile for the five-year period ending May 31, 2017. All Moderate Duration share classes were in the top quartile for the five-year period ending May 31, 2017. The Bond Fund Investor and A share classes were in the third quartile for the five-year period ending May 31, 2017. The Bond Fund Institutional share class ended the same period in the second quartile. All three classes of the Intermediate Tax Free Fund were in the second quartile for the one-year period ending May 31, 2017. The Opportunistic Fund, Institutional class ranked No. 1 out of 88 funds in the absolute return category for the annualized three-year period ending November 30, 2016. The Investor, Institutional C and A share classes of the Opportunistic Fund are in the top quartile for the one-year period ending May 31, 2017 and the Investor, Institutional and A share classes were in the top quartile for the three and five-year periods ending May 31, 2017. The Active Core Institutional class was in the top quartile for the three-year period ending May 31, 2017. All classes of the Multi Cap Equity Income Fund finished in the last quartile for the one-year period ending May 31, 2017. The World Energy Fund’s underperformance is relative to the Lipper peer group which is the Global Natural Resources peer group. Energy commodities and energy equities have substantially underperformed other natural resources. Lipper does not have an Energy category, so as a result it is compared with a peer group that is dissimilar. In this peer group, all of its share classes finished in the second quartile for the three-year period ending May 31, 2017. However, Morningstar does have an Energy category and the World Energy Fund is a 5-star fund with performance in the 4th percentile for the three-year period and 24th percentile year to date. Over the years, the Cavanal Funds have received eleven Lipper Fund Awards in recognition of their outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2017

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill Investment Management, Inc. to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by the Adviser generally in line with median fees. With the exception of the Opportunistic Fund, the fees net of waivers and expenses were below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the profitability to Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2017

Government Securities Money Market Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	35.3%
U.S. Treasury Obligations	18.3%
Repurchase Agreements	42.2%
Investment Companies	4.2%
Total	100.0%

Opportunistic Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	70.8%
Corporate Bonds	13.8%
Investment Companies	7.5%
Investment in Affiliates	10.3%
Liabilities in excess of other assets	(2.4)%
Total	100.0%

Active Core Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	47.6%
Asset Backed Securities	1.7%
Mortgage Backed Securities	14.1%
Corporate Bonds	3.8%
Taxable Municipal Bonds	1.9%
U.S. Government Agency Securities	3.4%
U.S. Treasury Obligations	16.0%
Investment Companies	7.2%
Investment in Affiliates	4.0%
Other assets in excess of liabilities	0.3%
Total	100.0%

Intermediate Tax-Free Bond Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	96.9%
Investment in Affiliates	2.6%
Other assets in excess of liabilities	0.5%
Total	100.0%

Moderate Duration Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	3.4%
Mortgage Backed Securities	42.4%
Corporate Bonds	9.2%
Taxable Municipal Bonds	2.5%
U.S. Government Agency Securities	7.1%
U.S. Treasury Obligations	33.4%
Investment in Affiliates	2.3%
Liabilities in excess of other assets	(0.3)%
Total	100.0%

Bond Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	0.5%
Mortgage Backed Securities	35.5%
Corporate Bonds	6.4%
Taxable Municipal Bonds	7.6%
U.S. Government Agency Securities	8.7%
U.S. Treasury Obligations	38.7%
Investment in Affiliates	3.1%
Liabilities in excess of other assets	(0.5)%
Total	100.0%
Limited Duration Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	10.5%
Mortgage Backed Securities	47.7%
Corporate Bonds	7.1%
Taxable Municipal Bonds	2.8%
U.S. Government Agency Securities	2.7%
U.S. Treasury Obligations	25.7%
Investment in Affiliates	3.3%
Other assets in excess of liabilities	0.2%
Total	100.0%

Multi Cap Equity Income Fund:
Security Allocation	Percentage of Net Assets
Investment in Affiliates	105.1%
Liabilities in excess of other assets	(5.1)%
Total	100.0%

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	54.6%
Repurchase Agreements	44.3%
Investment Companies	1.1%
Total	100.0%

Mid Cap Core Equity Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	95.6%
Investment in Affiliates	13.2%
Liabilities in excess of other assets	(8.8)%
Total	100.0%

World Energy Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	91.1%
Corporate Bonds	6.0%
Investment in Affiliates	2.4%
Other assets in excess of liabilities	0.5%
Total	100.0%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2017

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Joel B. Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

James L. Huntzinger (1950)	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Assistant Vice President and Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF	N/A	N/A

For interested officers, Mr. Huntzinger and Ms. Briggs positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

The following table sets forth certain information about each of the Trust’s Trustees.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2017

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	11	None

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company	11	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial; from 1991 to present, CEO, BOKFS, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, Inc. and the Chief Investment Officer of BOKFS, Inc., the distributor of the Trust. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2017

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17 - 8/31/17	Expense Ratio During Period* 3/1/17 - 8/31/17
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,000.80	$3.43	0.68%
Service Shares	1,000.00	1,002.20	1.97	0.39%
Institutional Shares	1,000.00	1,002.80	1.36	0.27%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,001.40	2.93	0.58%
Institutional Shares	1,000.00	1,002.90	1.46	0.29%
Premier Shares	1,000.00	1,003.00	1.31	0.26%
Select Shares[1]	1,000.00	1,003.30	1.06	0.21%
Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,020.50	4.69	0.92%
Institutional Shares	1,000.00	1,021.80	3.36	0.66%
A Shares	1,000.00	1,020.30	4.89	0.96%
Limited Duration Fund[1]
Investor Shares	1,000.00	1,016.00	4.01	0.79%
Institutional Shares	1,000.00	1,016.60	2.49	0.49%
A Shares	1,000.00	1,016.30	3.71	0.73%
Moderate Duration Fund[1]
Investor Shares	1,000.00	1,020.00	5.19	1.02%
Institutional Shares	1,000.00	1,021.50	3.67	0.72%
A Shares	1,000.00	1,020.20	4.89	0.96%
Bond Fund[1]
Investor Shares	1,000.00	1,021.80	3.67	0.72%
Institutional Shares	1,000.00	1,022.10	2.29	0.45%
A Shares	1,000.00	1,021.90	3.57	0.70%
Active Core Fund[1]
Investor Shares	1,000.00	1,033.30	5.48	1.07%
Institutional Shares	1,000.00	1,034.50	4.21	0.82%
A Shares	1,000.00	1,032.70	5.53	1.08%
C Shares	1,000.00	1,028.40	9.51	1.86%
Mid Cap Core Equity Fund[1]
Investor Shares	1,000.00	1,012.10	5.27	1.04%
Institutional Shares	1,000.00	1,012.10	4.41	0.87%
A Shares	1,000.00	1,013.70	5.38	1.06%
C Shares	1,000.00	1,002.90	9.09	1.80%
Multi Cap Equity Income Fund[1]
Investor Shares	1,000.00	1,001.80	15.54	3.08%
Institutional Shares	1,000.00	999.80	14.97	2.97%
A Shares	1,000.00	1,001.70	15.89	3.15%
C Shares	1,000.00	995.40	20.07	3.99%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,028.80	8.74	1.71%
Institutional Shares	1,000.00	1,029.80	7.32	1.43%
A Shares	1,000.00	1,028.80	8.59	1.68%
C Shares	1,000.00	1,025.20	12.61	2.47%
World Energy Fund[1]
Investor Shares	1,000.00	875.10	6.99	1.48%
Institutional Shares	1,000.00	875.60	5.53	1.17%
A Shares	1,000.00	876.30	6.62	1.40%
C Shares	1,000.00	872.00	10.19	2.16%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*	Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded

August 31, 2017

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17 - 8/31/17	Expense Ratio During Period* 3/1/17 - 8/31/17
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,021.66	$3.47	0.68%
Service Shares	1,000.00	1,023.11	1.99	0.39%
Institutional Shares	1,000.00	1,023.71	1.38	0.27%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,022.16	2.96	0.58%
Institutional Shares	1,000.00	1,023.61	1.48	0.29%
Premier Shares	1,000.00	1,023.76	1.33	0.26%
Select Shares[1]	1,000.00	1,024.02	1.07	0.21%
Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,020.46	4.69	0.92%
Institutional Shares	1,000.00	1,021.76	3.36	0.66%
A Shares	1,000.00	1,020.26	4.89	0.96%
Limited Duration Fund[1]
Investor Shares	1,000.00	1,021.11	4.02	0.79%
Institutional Shares	1,000.00	1,022.61	2.50	0.49%
A Shares	1,000.00	1,021.41	3.72	0.73%
Moderate Duration Fund[1]
Investor Shares	1,000.00	1,019.95	5.19	1.02%
Institutional Shares	1,000.00	1,021.46	3.67	0.72%
A Shares	1,000.00	1,020.26	4.89	0.96%
Bond Fund[1]
Investor Shares	1,000.00	1,021.46	3.67	0.72%
Institutional Shares	1,000.00	1,022.81	2.29	0.45%
A Shares	1,000.00	1,021.56	3.57	0.70%
Active Core Fund[1]
Investor Shares	1,000.00	1,019.70	5.45	1.07%
Institutional Shares	1,000.00	1,020.96	4.18	0.82%
A Shares	1,000.00	1,019.65	5.50	1.08%
C Shares	1,000.00	1,015.74	9.45	1.86%
Mid Cap Core Equity Fund[1]
Investor Shares	1,000.00	1,019.85	5.30	1.04%
Institutional Shares	1,000.00	1,020.71	4.43	0.87%
A Shares	1,000.00	1,019.75	5.40	1.06%
C Shares	1,000.00	1,016.04	9.15	1.80%
Multi Cap Equity Income Fund[1]
Investor Shares	1,000.00	1,009.63	15.60	3.08%
Institutional Shares	1,000.00	1,010.18	15.05	2.97%
A Shares	1,000.00	1,009.28	15.95	3.15%
C Shares	1,000.00	1,005.06	20.17	3.99%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,016.50	8.69	1.71%
Institutional Shares	1,000.00	1,017.90	7.27	1.43%
A Shares	1,000.00	1,016.65	8.54	1.68%
C Shares	1,000.00	1,012.68	12.53	2.47%
World Energy Fund[1]
Investor Shares	1,000.00	1,017.65	7.53	1.48%
Institutional Shares	1,000.00	1,019.20	5.96	1.17%
A Shares	1,000.00	1,018.05	7.12	1.40%
C Shares	1,000.00	1,014.24	10.97	2.16%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*	Annualized.

C A V A N A L  H I L L  F U N D S

Ann-08/17

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

2016 – $136,000

2017 – $140,150

(b) Audit Related Fees

2016 – $39,500

2017 – $40,487

(c) Tax Fees

2016 – $48,920 – Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

2017 – $50,145 – Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

(d) All Other Fees

2016 – $0

2017 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. Each member of the Committee is hereby appointed a Delegate and such appointment may be revoked or modified by the Committee at any time.

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.  Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: July 27, 2017

(e)(2)

2016 – 0%

2017 – 0%

(f) Not Applicable

(g) 2016 – $0

2017 – $0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.  Controls and Procedures.

(a)  The Registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Registrant's Code of Ethics for Principal Executive and Senior Financial Officer is available on the registrant's website under the Literature tab – https://cavanalhillfunds.com/literature/mutual-fund-literature/

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/27/2017

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer (Principal Financial Officer)

Date   10/27/2017